As filed with the Securities and Exchange Commission on May 21, 2013

Registration Nos. 33-47507

811-06652

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 63	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 65	☒

ABERDEEN INVESTMENT FUNDS

(Exact Name of Registrant as Specified in Charter)

1735 Market Street, 32nd FL, Philadelphia, PA 19103

(Address of Principal Executive Offices)

Registrant’s Telephone Number:

(800) 387-6977

Lucia Sitar, Esq.

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd FL

Philadelphia, PA 19103

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐                                    immediately upon filing pursuant to paragraph (b)

☐                                    on (date) pursuant to paragraph (b)

☒                                  60 days after filing pursuant to paragraph (a)(1)

☐                                    on (date) pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐                                    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Aberdeen Select International Equity Fund

Class A — BJBIX • Class I — JIEIX

Aberdeen Select International Equity Fund II

Class A — JETAX • Class I — JETIX

Aberdeen Total Return Bond Fund

Class A — BJBGX • Class I — JBGIX

Aberdeen Global High Income Fund

Class A — BJBHX • Class I — JHYIX

Aberdeen Global Select Opportunities Fund Inc.

Class A — BJGQX • Class I — JGEIX

Prospectus

March 1, 2013, as amended [          , 2013]

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved any Funds’ shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Aberdeen Select International Equity Fund	1
Aberdeen Select International Equity Fund II	5
Aberdeen Total Return Bond Fund	9
Aberdeen Global High Income Fund	14
Aberdeen Global Select Opportunities Fund Inc.	19

Fund Strategies and Risks	24

International Equity Fund	24
International Equity Fund II	26
Total Return Bond Fund	28
Global High Income Fund	30
Select Opportunities Fund	32
Security Types	33
General Strategies Applicable to the Funds	36
Risks of Investing in the Funds	37

Fund Management	45

Investment Adviser	45
Portfolio Management of the Funds	46

Investing in the Funds	48

Pricing of Fund Shares	48
Purchasing Your Shares	49
Exchanging Your Shares	53
Redeeming Your Shares	54
Excessive Purchases and Redemptions or Exchanges	56
Householding Policy	58
Distribution and Shareholder Services Plans	58

Distributions and Taxes	59

Distributions	59
Tax Information	60

Financial Highlights	61

For More Information
Back Cover

Summary — Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund

(formerly known as the Artio International Equity Fund)

Objective

The investment objective of the Aberdeen Select International Equity Fund is the long term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees Paid Directly From Your Investment)

	Class A	Class I
Management Fees(1)	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.13%	0.12%
Total Annual Fund Operating Expenses(2)	1.28%	1.02%

(1)         Restated to reflect current fees.  Effective April 18, 2012, the advisory fee for the Fund is reduced to 0.90% of the first $5.0 billion in average daily net assets, 0.88% on next $2.5 billion in average daily net assets, and 0.85% on daily net assets over $7.5 billion.

(2)         Total Annual Fund Operating Expenses shown in the table above may not correspond to the ratio of net expenses to the average net assets in the “Financial Highlights” section of this Prospectus to the extent that Acquired Fund Fees and Expenses are included in the table above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$130	$406	$702	$1,545
Class I	$104	$325	$563	$1,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of issuers located anywhere in the world, normally excluding the U.S. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

For purposes of the 80% policy, the Fund invests in equity securities issued by companies that are located in, or that derive their highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S.  Some of these countries may be considered emerging market countries.  Equity securities include but are not limited to, common stock, preferred stock and depositary receipts.

The Fund generally follows a multi-capitalization approach that focuses on mid- to large-capitalization companies, but the Fund may also invest in smaller capitalization companies.

The Fund invests up to 35% of its net assets in emerging market securities. The Adviser may manage the Fund close to its limit in emerging markets. As of October 31, 2012, the Fund had 13.93% of its net assets invested in emerging market securities. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenSelectInternational

Equity for a more current percentage of the Fund invested in emerging market securities.

The Fund ordinarily invests at least 65% of its total assets in no fewer than three different countries outside the U.S.

The Fund’s investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Principal Risks

Global economies and securities markets can and have experienced significant volatility which has increased the risks associated with an investment in the Fund. Investments in the Fund carry risk and there is no guarantee that the Fund’s investment objective will be achieved. You could lose money by investing in the Fund. The principal risks of investing that could adversely impact the Fund are:

•                  Stock Market Risk: The Fund may invest in equity securities that lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry.

•                  Foreign Investment Risk: The Fund may invest in foreign securities which lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economics appear to be unrelated. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund may generally have more exposure to regional economic risks association with foreign investments.

•                  Emerging Market Risk: The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks, including risks related to foreign securities custody. Investments in emerging market countries are subject to the risk of expropriation or nationalization of private industry. Expropriation of an issuer’s assets whose securities are held in the Fund would result in a partial or total loss of the investment.

•                  Liquidity Risk: Particular investments may be difficult to purchase or sell. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. From time to time, as a result of significant adverse market conditions, some investments the Fund may purchase may become illiquid which may cause the Fund difficulty in meeting redemptions.

•                  Small and Medium-Sized Company Risk: Stocks of small and medium-sized companies tend to be more volatile and less liquid than stocks of larger companies. Compared to larger companies, small and medium-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Small and medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile stock prices and company performance than larger companies. During some periods, stocks of small and medium-sized companies, as an asset class, have underperformed the stocks of larger companies.

•                  Custody/Sub-Custody Risk: The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability. In addition, the inability of the Fund to make its intended securities purchases due to settlement issues with the custodian/sub-custodian could cause the Fund to miss attractive investment opportunities.

•                  Redemption Risk: The Fund may need to sell its portfolio holdings in order to meet shareholder redemption requests. In selling its holdings to meet redemption requests, the Fund could experience a loss if the redemption requests are unusually large or frequent, occur in times of overall market turmoil, or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•                  Large Shareholder Risk: Large shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the Fund.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

Performance

Effective May 22, 2013, Aberdeen Asset Management Inc. and Aberdeen Asset Managers Limited were appointed as investment adviser and subadviser, respectively, to the Fund.  The returns for the Fund prior to May 22, 2013 reflect the performance of a portfolio management team from Artio Global Management LLC, the previous investment adviser.

The Calendar Year Total Returns Chart below demonstrates the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The table demonstrates these risks by showing how the Fund’s annual returns of Class A shares compare to the performance of a broad-based market index over various periods of time. The Fund’s average annual return figures for the one-year, five-year and ten-year/since inception periods are net of applicable fee waivers and/or certain expense offset arrangements. The Fund’s average annual return figures without fee waivers and expense offset arrangements would have been lower. You cannot invest directly in an index. Unlike a mutual fund, an index does not incur expenses. If expenses were deducted, actual returns of the index would be lower. Returns (before and after taxes) are based on past results and are not an indication of future performance. Returns for Class I shares will differ to the extent that Class I has lower expenses. Updated performance information is available at the Fund’s website: www.aberdeen-asset.us/SelectInternational.

Calendar Year Total Returns for Class A Shares

International Equity Fund — Class A

Year	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Return	35.92%	23.22%	17.06%	31.75%	17.56%	-43.87%	23.34%	8.52%	-23.50%	14.87%

Highest quarterly return: 22.02% (for the quarter ended June 30, 2009)
Lowest quarterly return: -24.53% (for the quarter ended September 30, 2011)

Average Annual Total Returns
(for the periods ended December 31, 2012)

For the periods ended December 31, 2012	Past 1 Year	Past 5 Years	Past 10 Years/Since Inception
Class A (inception date: 10/4/93)—Return Before Taxes	14.87%	-7.97%	7.20%
Class A—Return After Taxes on Distributions	15.16%	-8.35%	6.40%
Class A—Return After Taxes on Distributions and Sale of Fund Shares	10.15%	-6.62%	6.36%
Class I (inception date: 11/17/99)—Return Before Taxes	15.13%	-7.75%	7.49%
MSCI All Country World ex-U.S. Index	16.83%	-2.89%	9.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the respective periods, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for Class I shares will differ. Past performance, before and after taxes, is not

3

necessarily an indication of how the Fund will perform in the future.

Investment Adviser

Effective May 22, 2013, Aberdeen Asset Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Managers Limited as subadviser to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2013
Bruce Stout	Senior Investment Manager	2013
Andrew McMenigall	Senior Investment Manager	2013
Jamie Cumming, CFA®	Senior Investment Manager	2013
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2013

Purchase and Sale of Fund Shares

Class A
To open an account	$1,000
Additional investment	$1,000
To open an IRA account	$100
Additional investment	No Minimum
Tax deferred retirement plan other than an IRA	$100
Additional investment	No Minimum
Class I
To open an account	$1,000,000
Additional investment	No Minimum
To open an IRA account	$1,000,000
Additional investment	No Minimum
Tax deferred retirement plan other than an IRA	$1,000,000
Additional investment	No Minimum

You may purchase or redeem Fund shares on any day the New York Stock Exchange is open.

Fund shares may be purchased through a broker or other financial intermediary that has a selling or service relationship with the Fund’s distributor, Aberdeen Fund Distributors LLC, who is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. At the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the initial minimum investment requirement or the minimums may be waived.

Fund shares may be redeemed (sold) by contacting your broker or financial intermediary, by calling (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) or by writing to Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If you request that the money from your redemption be sent by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4

Summary — Aberdeen Select International Equity Fund II

Aberdeen Select International Equity Fund II

(formerly known as the Artio International Equity Fund II)

Objective

The investment objective of the Aberdeen Select International Equity Fund II is the long term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees Paid Directly From Your Investment)

	Class A	Class I
Management Fees(1)	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.19%	0.13%
Total Annual Fund Operating Expenses(2)	1.34%	1.03%

(1)              Restated to reflect current fees.  Effective April 18, 2012, the advisory fee for the Fund is reduced to 0.90% of the first $5.0 billion in average daily net assets, 0.88% on next $2.5 billion in average daily net assets, and 0.85% on daily net assets over $7.5 billion.

(2)              Total Annual Fund Operating Expenses shown in the table above may not correspond to the ratio of net expenses to the average net assets in the “Financial Highlights” section of this Prospectus to the extent that the Acquired Fund Fees and Expenses are included in the table above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$136	$425	$734	$1,613
Class I	$105	$328	$569	$1,259

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps  and other instruments as well as borrowings for investment purposes) in equity securities of issuers located anywhere in the world, normally excluding the U.S. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

For purposes of the 80% policy, the Fund invests in equity securities issued by companies that are located in, or that derive their highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S.  Some of these countries may be considered emerging market countries.  Equity securities include but are not limited to, common stock, preferred stock and depositary receipts.

The Fund invests up to 35% of its net assets in emerging market securities. The Adviser may manage the Fund close to its limit in emerging markets. As of October 31, 2012, the Fund had 13.93% of its net assets invested in emerging market securities. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenSelectInternationalEquityII for a more current percentage of the Fund invested in emerging market securities.

5

The Fund ordinarily invests at least 65% of its total assets in no fewer than three different countries outside the U.S.

The Fund invests in companies that the Adviser considers to be midcap and larger companies, which the Adviser currently views to be companies that generally have a market capitalization greater than $2.5 billion as determined at the time of purchase.

The Fund’s investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Principal Risks

Global economies and securities markets can and have experienced significant volatility which has increased the risks associated with an investment in the Fund. Investments in the Fund carry risk and there is no guarantee that the Fund’s investment objective will be achieved. You could lose money by investing in the Fund. The principal risks of investing that could adversely impact  the Fund are:

•                  Stock Market Risk: The Fund may invest in equity securities that lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry. Companies in developing industries tend to be more vulnerable to adverse developments.

•                  Foreign Investment Risk: The Fund may invest in foreign securities which lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund may generally have more exposure to regional economic risks associated with foreign investments.

•                  Emerging Market Risk: The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks, including risks related to foreign securities custody. Investments in emerging market countries are subject to the risk of expropriation or nationalization of private industry. Expropriation of an issuer’s assets whose securities are held in the Fund would result in a partial or total loss of the investment.

•                  Liquidity Risk: Particular investments may be difficult to purchase or sell. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•                  Medium-Sized Company Risk: Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies. Compared to larger companies, medium-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile stock prices and company performance than larger companies. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of larger companies.

•                  Custody/Sub-Custody Risk: The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may

6

limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability. In addition, the inability of the Fund to make its intended securities purchases due to settlement issues with the custodian/sub-custodian could cause the Fund to miss attractive investment opportunities.

•                  Redemption Risk:  The Fund may need to sell its portfolio holdings in order to meet shareholder redemption requests. In selling its holdings to meet redemption requests, the Fund could experience a loss if the redemption requests are unusually large or frequent, occur in times of overall market turmoil, or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•                  Large Shareholder Risk: Large shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts.

An investment in the Fund is not a bank deposit or obligation of any bank and  is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

An investment in the Fund is not a bank deposit or obligation of any bank and  is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the Fund.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

Performance

Effective May 22, 2013, Aberdeen Asset Management Inc. and Aberdeen Asset Managers Limited were appointed as investment adviser and subadviser, respectively, to the Fund.  The returns for the Fund prior to May 22, 2013 reflect the performance of a portfolio management team from Artio Global Management LLC, the previous investment adviser.

The Calendar Year Total Returns Chart below demonstrates the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The table demonstrates these risks by showing how the Fund’s annual returns of Class A shares compare to the performance of a broad-based market index over various periods of time. The Fund’s average annual return figures for the one-year, five-year and ten-year/since inception periods are net of applicable fee waivers and/or certain expense offset arrangements. The Fund’s average annual return figures without fee waivers and expense offset arrangements would have been lower. You cannot invest directly in an index. Unlike a mutual fund, an index does not incur expenses. If expenses were deducted, actual returns of the index would be lower. Returns (before and after taxes) are based on past results and are not an indication of future performance. Returns for Class I shares will differ to the extent that Class I has lower expenses. Updated performance information is available at the Fund’s website: www.aberdeen-asset.us/SelectInternationalII.

Calendar Year Total Returns for Class A Shares

International Equity Fund II — Class A

Year	2006	2007	2008	2009	2010	2011	2012
Return	28.63%	16.17%	-40.52%	24.48	7.78%	-22.02%	16.46%

Highest quarterly return: 21.94% (for the quarter ended June 30, 2009)

Lowest quarterly return: -24.29% (for the quarter ended September 30, 2011

Average Annual Total Returns
(for the periods ended December 31, 2012)

For the periods ended December 31, 2012	Past 1 Year	Past 5 Years	Past 10 Years/Since Inception
Class A (inception date: 5/4/05)—Return Before Taxes	16.46%	-6.24%	3.25%
Class A—Return After Taxes on Distributions	16.45%	-6.65%	2.91%
Class A—Return After Taxes on Distributions and Sale of Fund Shares	11.60%	-5.24%	2.80%
Class I (inception date: 5/4/05)—Return Before Taxes	16.81%	-5.99%	3.54%
MSCI All Country World ex-U.S. Index	16.83%	-2.89%	5.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the respective periods, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for Class I shares

7

will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Investment Adviser

Effective May 22, 2013, Aberdeen Asset Management Inc. serves as the Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Managers Limited as subadviser to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2013
Bruce Stout	Senior Investment Manager	2013
Andrew McMenigall	Senior Investment Manager	2013
Jamie Cumming, CFA®	Senior Investment Manager	2013
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2013

Purchase and Sale of Fund Shares

Class A
To open an account	$1,000
Additional investment	$1,000
To open an IRA account	$100
Additional investment	No Minimum
Tax deferred retirement plan other than an IRA	$100
Additional investment	No Minimum
Class I
To open an account	$1,000,000
Additional investment	No Minimum
To open an IRA account	$1,000,000
Additional investment	No Minimum
Tax deferred retirement plan other than an IRA	$1,000,000
Additional investment	No Minimum

You may purchase or redeem Fund shares on any day the New York Stock Exchange is open.

Fund shares may be purchased through a broker or other financial intermediary that has a selling or service relationship with the Fund’s distributor, Aberdeen Fund Distributors LLC, who is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. At the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the initial minimum investment requirement or the minimums may be waived.

Fund shares may be redeemed (sold) by contacting your broker or financial intermediary, by calling (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) or by writing to Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If you request that the money from your redemption be sent by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8

Fund Summaries - Aberdeen Total Return Bond Fund

Aberdeen Total Return Bond Fund

(formerly known as the Artio Total Return Bond Fund)

Objective

The investment objective of the Aberdeen Total Return Bond Fund is to provide total return, which consists of two components: (1) changes in the market value of the Fund’s portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Fund.

Shareholder Fees
(Fees Paid Directly From Your Investment)

	Class A	Class I
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.09%	0.06%
Total Annual Fund Operating Expenses(1)	0.69%	0.41%

(1)         The Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2014 (the “Expense Limitation”). Net operating expenses of the Fund, based on the average daily net assets, are limited to 0.69% for Class A shares and 0.44% for Class I shares. This arrangement does not include interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund’s total annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. The Expense Limitation may only be terminated by the Board of Trustees of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$70	$221	$384	$859
Class I	$42	$132	$230	$518

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 236% of the average value of its portfolio.

9

Principal Strategies

The Fund normally invests in investment grade fixed income securities rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” or better by Standard & Poor’s Rating Service (“S&P”) or a comparable investment grade rating by a nationally recognized statistical rating organization. The strategy is primarily focused on U.S. dollar-denominated securities. However, the Fund may invest in non-U.S. securities denominated in local currencies including those in the emerging markets. The Adviser’s investment process is centered on analyzing macroeconomic factors across investment grade countries, which are defined as BBB- or better. These include an evaluation of interest rates, monetary and fiscal policies, expectations for inflation, trade and current account balances, budgets, political environments and other considerations. Decisions related to specific sectors of the market are driven by the Adviser’s view of U.S. and global economic cycles.

•                  Under normal circumstances, the Fund will invest at least 80% of its net assets (including fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes) in investment grade bonds (i.e., fixed income securities). The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

•                    The Fund may invest in a diversified portfolio of fixed income securities of domestic and international issuers.

•                  The Fund invests in securities issued by governments, supranational entities, quasi-governmental and corporations in developed and emerging markets. The Fund may invest in securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (“Municipal Bonds”).

•                  In managing the Fund’s investments the portfolio manager will seek to construct an investment portfolio with a duration of no less than zero years in absolute terms and no more than one year above the portfolio duration of the securities comprising the Barclays Capital US Aggregate Bond Index. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. As of October 31, 2012, the duration of the Barclays Capital US Aggregate Bond Index was 5.02 years. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenTotalReturnBond for more current information on the Fund’s duration.

•                  The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

•                  The Fund invests in mortgage-backed and other asset-backed securities, including to be announced (“TBA”) instruments and corporate assets such as credit card receivables and automobile loan receivables. As of October 31, 2012 the Fund had 35.36% of its net assets invested in government sponsored mortgage-backed securities and an additional 21.89% of its net assets in other asset-backed securities.

•                  To achieve its investment goal the Fund may use derivatives under certain market conditions. As of October 31, 2012, the Fund had 0% of its net assets invested in derivatives excluding foreign exchange contracts. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenTotalReturnBond for more current information on the Fund’s investments in derivatives. Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund expects that derivative instruments will include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants, and structured notes. A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure. A futures contract commits the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily. The inability to close options and futures positions also could have an adverse impact on the Fund’s abilities to hedge effectively its portfolio.

Principal Risks

Global economies and securities markets can and have experienced significant volatility which has increased the risks associated with an investment in the Fund. Investments in the Fund carry risk and there is no guarantee that the Fund’s investment objective will be achieved. You could lose money by investing in the Fund. The principal risks of investing that could adversely impact the Fund are:

•                  Mortgage-Related or Other Asset-Backed Securities Risk: The Fund may invest in mortgage-related and other asset-backed securities which are

10

subject to additional risks such as maturity, interest rate, credit, extension and prepayment risk.

•                  Municipal Bond Risk: The Fund may invest in municipal bonds which may be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal Bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal Bond can fall when interest rates rise and can rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal Bonds and higher for long term Municipal Bonds. Under certain market conditions, the Adviser may purchase Municipal Bonds that the Adviser perceives are undervalued. Undervalued Municipal Bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal Bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal Bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal Bonds, if the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal Bonds are subject to credit or default risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due.

•                  Interest Rate Risk: The Fund’s fixed income investments are subject to interest rate risk, which generally, causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.

•                  Credit Risk: Fixed income securities are subject to credit risk, which is the risk that an issuer of a bond may default on its obligation to pay or repay interest and principal. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected.

•                  Prepayment Risk: The principal amount of the mortgages underlying the Fund’s investments in mortgage-related securities may be prepaid, generally when interest rates fall, which may cause the Fund’s income to decline.

•                  Liquidity Risk: Particular investments may be difficult to purchase or sell such as fixed-income securities which have not received any credit ratings, below investment grade securities (i.e., “junk bonds”) or securities that are not widely held. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•                  Foreign Investment Risk: The Fund may invest in foreign securities which lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

•                  Emerging Market Risk: The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks, including risks related to foreign securities custody. Investments in emerging market countries are subject to the risk of expropriation or nationalization of private industry. Expropriation of an issuer’s assets whose securities are held in the Fund would result in a partial or total loss of the investment.

•                  Foreign Currency Transaction Risk: As foreign securities are usually denominated in foreign currencies, the Fund may employ strategies intended to protect the Fund’s portfolio from adverse currency fluctuations. The Fund may also employ strategies

11

intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

•                  Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying investment, index or rate. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. Investing in derivatives also requires a specific skill set and may result in losses. Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.

•                  Leveraging Risk: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also cause leveraging risk.

•                  Active Trading Risk: The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

•                  Custody/Sub-Custody Risk: The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability. In addition, the inability of the Fund to make its intended securities purchases due to settlement issues with the custodian/sub-custodian could cause the Fund to miss attractive investment opportunities.

•                  Redemption Risk:  The Fund may need to sell its portfolio holdings in order to meet shareholder redemption requests. In selling its holdings to meet redemption requests, the Fund could experience a loss if the redemption requests are unusually large or frequent, occur in times of overall market turmoil, or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•                  Large Shareholder Risk: Large shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the Fund.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

Performance

Effective May 22, 2013, Aberdeen Asset Management Inc. (the “Adviser”) was appointed as the investment adviser to the Fund; however, the portfolio management team from Artio Global Management LLC, the predecessor adviser to the Fund, is employed by the Adviser as of that date and continues to manage the Fund.

The Calendar Year Total Returns Chart below demonstrates the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The table demonstrates these risks by showing how the Fund’s annual returns of Class A shares compare to the performance of a broad-based market index over various periods of time. The Fund’s average annual return figures for the one-year, five-year and ten-year/since inception periods are net of applicable fee waivers and/or certain expense offset arrangements. The Fund’s average annual return figures without fee waivers and expense offset arrangements would have been lower. You cannot invest directly in an index. Unlike a mutual fund, an index does not incur expenses. If expenses were deducted, actual returns of the index would be lower. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Returns for Class I shares will differ to the extent that Class I has lower expenses. Updated performance information is available at the Fund’s website: www.aberdeen-asset.us/TotalReturn.

Calendar Year Total Returns for Class A Shares

Total Return Bond Fund — Class A

Year	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Return	9.72%	5.67%	2.08%	4.79%	7.45%	0.54%	10.37%	7.65%	7.79%	6.04%

Highest quarterly return:  5.58% (for the quarter ended September 30, 2009)

Lowest quarterly return: -2.94% (for the quarter ended June 30, 2004)

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Average Annual Total Returns (for the periods ended December 31, 2012)

For the periods ended December 31, 2012	Past 1 Year	Past 5 Years	Past 10 Years/Since Inception
Class A (inception date: 7/1/92)—Return Before Taxes	6.04%	6.43%	6.17%
Class A—Return After Taxes on Distributions	4.57%	4.59%	4.43%
Class A—Return After Taxes on Distributions and Sale of Fund Shares	4.09%	4.48%	4.32%
Class I (inception date: 11/17/99)—Return Before Taxes	6.35%	6.72%	6.45%
Barclays Capital US Aggregate Bond Index	4.22%	5.95%	5.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the respective periods, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Investment Adviser

Effective May 22, 2013, Aberdeen Asset Management Inc. serves as the Fund’s investment adviser.

Portfolio Manager

The following portfolio manager is primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Donald Quigley	Senior Portfolio Manager	August 2001*

* Includes predecessor adviser

Purchase and Sale of Fund Shares

Class A
To open an account	$1,000
Additional investment	$1,000
To open an IRA account	$100
Additional investment	No Minimum
Tax deferred retirement plan other than an IRA	$100
Additional investment	No Minimum
Class I
To open an account	$1,000,000
Additional investment	No Minimum
To open an IRA account	$1,000,000
Additional investment	No Minimum
Tax deferred retirement plan other than an IRA	$1,000,000
Additional investment	No Minimum

You may purchase or redeem Fund shares on any day the New York Stock Exchange is open.

Fund shares may be purchased through a broker or other financial intermediary that has a selling or service relationship with the Fund’s distributor, Aberdeen Fund Distributors LLC, who is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. At the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the initial minimum investment requirement or the minimums may be waived.

Fund shares may be redeemed (sold) by contacting your broker or financial intermediary, by calling (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) or by writing to Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If you request that the money from your redemption be sent by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

13

Summary - Aberdeen Global High Income Fund

Aberdeen Global High Income Fund

(formerly known as the Artio Global High Income Fund)

Objective

The investment objective of the Aberdeen Global High Income Fund is to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Fund.

Shareholder Fees

(Fees Paid Directly From Your Investment)

	Class A	Class I
Management Fees(1)	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.11%	0.09%
Total Annual Fund Operating Expenses	1.01%	0.74%
Fee Waiver/Expense Reimbursement	(0.01)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.00%	0.74%

(1)         Effective April 18, 2012, the advisory fee for the Fund was reduced to 0.65% of the first $5.0 billion in average daily net assets, 0.63% on next $2.5 billion in average daily net assets, 0.60% on next $2.5 billion in average daily net assets, and 0.59% on daily net assets over $10 billion.

(2)         The Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2014 (the “Expense Limitation”). Net operating expenses of the Fund, based on the average daily net assets, are limited to 1.00% for Class A shares and 0.75% for Class I shares. This arrangement does not include interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund’s total annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. The Expense Limitation may only be terminated by the Board of Trustees of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$102	$321	$557	$1,235
Class I	$76	$237	$411	$918

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Strategies

The Fund normally invests in a diversified portfolio of high income producing securities. The strategy is primarily directed toward U.S. dollar denominated debt rated below investment grade (i.e., “junk bonds”). The Fund seeks to invest in securities of issuers that are expected to exhibit stable to improving credit characteristics based on industry trends, company positioning, and management strategy, taking into account the potential positive impact

14

of any restructurings or other corporate reorganizations. In addition, the Fund may invest in U.S. and non-U.S. dollar denominated securities issued by foreign public or private sector entities, including those based in the emerging markets.

•                  Under normal circumstances, the Fund will invest at least 80% of its net assets (including high income related futures, options, swaps and other instruments with economic characteristics similar to the high-income producing instruments listed above as well as borrowings for investment purposes) in a diversified portfolio of high income producing instruments of issuers located throughout the world, including in emerging market countries. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

•                  The Fund invests in fixed income securities, debt instruments convertible into common stock, preferred stock and swaps.

•                  The Fund invests in financial instruments issued by corporations, banks, governments, government entities and supranational organizations.

•                  The Fund ordinarily invests at least 60% of its net assets in U.S. dollar denominated securities.

•                  The Fund ordinarily invests in no fewer than three different countries outside the U.S.

•                  The Fund invests in bank loans.

•                  The Fund may invest in delayed funding loans and revolving credit facilities

•                  To achieve its investment goal the Fund may use derivatives under certain market conditions. As of October 31, 2012, the Fund had 0% of its net assets invested in derivatives excluding foreign exchange contracts. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenGlobalHighIncome for more current information on the Fund’s investments in derivatives. Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund expects that derivative instruments will include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants, and structured notes. A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure. A futures contract commits the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults.

Principal Risks

Global economies and securities markets can and have experienced volatility which has increased the risks associated with an investment in the Fund. Investments in the Fund carry risk and there is no guarantee that the Fund’s investment objective will be achieved. You could lose money by investing in the Fund. The principal risks of investing that could adversely impact the Fund are:

•                  Below Investment Grade Securities Risk: The Fund’s investments in lower credit quality rated debt securities (i.e., “junk bonds”) are generally more speculative, less liquid and subject to higher incidence of default than investment grade securities.

•                  Interest Rate Risk: The Fund’s fixed income investments are subject to interest rate risk which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.

•                  Credit Risk: Fixed income securities are subject to credit risk, which is the risk that an issuer of a bond may default on its obligation to pay or repay interest and principal. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected.

•                  Foreign Investment Risk: The Fund may invest in foreign securities which lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in

15

potential revolts and the confiscation of assets by governments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

•                  Emerging Market Risk: The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks, including risks related to foreign securities custody. Investments in emerging market countries are subject to the risk of expropriation or nationalization. Expropriation of an issuer’s assets whose securities are held in the Fund would result in a partial or total loss of the investment.

•                  Foreign Currency Transaction Risk: As foreign securities are usually denominated in foreign currencies, the Fund may employ strategies intended to protect the Fund’s portfolio from adverse currency fluctuations. The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

•                  Liquidity Risk: Particular investments may be difficult to purchase or sell such as fixed-income securities which have not received any credit ratings, below investment grade securities (i.e., “junk bonds”) or securities that are not widely held. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. From time to time, as a result of significant adverse market conditions, some investments the Fund may purchase may become illiquid which may cause the Fund difficulty in meeting redemptions.

•                  Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying investment, index or rate. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. Investing in derivatives also requires a specific skill set and may result in losses. Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.

•                  Leveraging Risk: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also cause leveraging risk.

•                  Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.

•                    Delayed Funding Loans and Revolving Credit Facilities Risk:  There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.

•                  Custody/Sub-Custody Risk: The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability. In addition, the inability of the Fund to make its intended securities purchases due to settlement issues with the custodian/sub-custodian could cause the Fund to miss attractive investment opportunities.

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•                  Redemption Risk:  The Fund may need to sell its portfolio holdings in order to meet shareholder redemption requests. In selling its holdings to meet redemption requests, the Fund could experience a loss if the redemption requests are unusually large or frequent, occur in times of overall market turmoil, or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•                  Large Shareholder Risk: Large shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the Fund.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

Performance

Effective May 22, 2013, Aberdeen Asset Management Inc. (the “Adviser”) was appointed as the investment adviser to the Fund; however, the portfolio management team from Artio Global Management LLC, the predecessor adviser to the Fund, is employed by the Adviser as of that date and continues to manage the Fund.

The Calendar Year Total Returns Chart below demonstrates the risks of investing in the Fund by showing how Fund’s performance has varied from year to year. The table demonstrates these risks by showing how the Fund’s annual returns of Class A shares compare to the performance of a broad-based market index over various periods of time. The Fund’s average annual return figures for the one-year, five-year and ten-year/since inception periods are net of applicable fee waivers and/or certain expense offset arrangements. The Fund’s average annual return figures without fee waivers and expense offset arrangements would have been lower. You cannot invest directly in an index. Unlike a mutual fund, an index does not incur expenses. If expenses were deducted, actual returns of the index would be lower. Returns (before and after taxes) are based on past results and are not an indication of future performance. Returns for Class I shares will differ to the extent that Class I has lower expenses. Updated performance information is available at the Fund’s website: www.aberdeen-asset.us/GlobalHighIncome.

Calendar Year Total Returns for Class A Shares

Global High Income Fund — Class A

Year	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Return	26.36%	11.46%	4.40%	11.22%	4.15%	-24.17%	54.56%	12.28%	-0.17%	15.17%

Highest quarterly return: 21.92% (for the quarter ended June 30, 2009)

Lowest quarterly return: -18.97% (for the quarter ended December 31, 2008)

Average Annual Total Returns (for the periods ended December 31, 2012)

For the periods ended December 31, 2012	Past 1 Year	Past 5 Years	Past 10 Years/Since Inception
Class A (inception date: 12/17/02)—Return Before Taxes	15.17%	8.63%	9.93%
Class A—Return After Taxes on Distributions	12.40%	5.54%	6.82%
Class A—Return After Taxes on Distributions and Sale of Fund Shares	9.77%	5.53%	6.76%
Class I (inception date: 1/30/03)—Return Before Taxes	15.47%	8.90%	10.20%
Bank of America Global High Yield Constrained Index	19.30%	10.37%	10.98%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the respective periods, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Investment Adviser

Effective May 22, 2013, Aberdeen Asset Management Inc. serves as the Fund’s investment adviser.

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Portfolio Manager

The following portfolio manager is primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Greg Hopper	Senior Portfolio Manager, High Yield	December 2002*

* Includes predecessor adviser

Purchase and Sale of Fund Shares

Class A
To open an account	$1,000
Additional investment	$1,000
To open an IRA account	$100
Additional investment	No Minimum
Tax deferred retirement plan other than an IRA	$100
Additional investment	No Minimum
Class I
To open an account	$1,000,000
Additional investment	No Minimum
To open an IRA account	$1,000,000
Additional investment	No Minimum
Tax deferred retirement plan other than an IRA	$1,000,000
Additional investment	No Minimum

You may purchase or redeem Fund shares on any day the New York Stock Exchange is open.

Fund shares may be purchased through a broker or other financial intermediary that has a selling or service relationship with the Fund’s distributor, Aberdeen Fund Distributors LLC, who is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. At the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the initial minimum investment requirement or the minimums may be waived.

Fund shares may be redeemed (sold) by contacting your broker or financial intermediary, by calling (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) or by writing to Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If you request that the money from your redemption be sent by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Summary - Aberdeen Global Select Opportunities Fund Inc.

Aberdeen Global Select Opportunities Fund Inc.

(formerly known as Artio Select Opportunities Fund Inc.)

Objective

The investment objective of the Aberdeen Global Select Opportunities Fund Inc. is to maximize total return, principally through capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you may pay each year as a percentage
of the value of your investment)

	Class A	Class I
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	1.02%	0.94%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	2.19%	1.86%
Fee Waiver/Expense Reimbursement	(0.77)%	(0.69)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (2)	1.42%	1.17%

(1)         Total Annual Fund Operating Expenses shown in table above may not correspond to the ratio of net expenses to average net assets in the “Financial Highlights” section of this Prospectus to the extent that Acquired Fund Fees and Expenses are included in the table above.

(2)         The Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2014 (the “Expense Limitation”). Net operating expenses of the Fund, based on the average daily net assets are limited to 1.40% for Class A shares and 1.15% for Class I shares. Acquired Fund Fees and Expenses are not included in net operating expenses. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund’s annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. The Expense Limitation may only be terminated by the Board of Directors of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$145	$611	$1,104	$2,463
Class I	$119	$518	$942	$2,123

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 182% of the average value of its portfolio.

Principal Strategies

The Fund invests primarily in a diversified portfolio of equity securities issued by U.S. and non-U.S. companies including those in developed and emerging markets.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of global issuers. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

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The Fund may invest without limit in emerging market securities.

The Fund may invest in securities of any market capitalization.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Fund’s investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Principal Risks

Global economies and securities markets can and have experienced volatility which has increased the risks associated with an investment in the Fund. Investments in the Fund carry risk and there is no guarantee that the Fund’s investment objective will be achieved. You could lose money by investing in the Fund. The principal risks of investing that could adversely impact the Fund are:

•                  Stock Market Risk: The Fund may invest in equity securities that lose value because of declines in the stock market and may be adversely affected by market conditions and factors related to a particular company or industry. Companies in developing industries tend to be more vulnerable to adverse developments.

•                  Foreign Investment Risk: The Fund may invest in foreign securities which lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund may generally have more exposure to regional economic risks associated with foreign investments.

•                  Emerging Market Risk: The Fund may invest without limit in emerging market securities.  The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets, and are subject to greater social, political and economic uncertainties, higher levels of inflation and currency devaluation and settlement and operational risks, including risks related to foreign securities custody. Investments in emerging market countries are subject to the risk of expropriation or nationalization of private industry. Expropriation of an issuer’s assets whose securities are held in the Fund would result in a partial or total loss of the investment. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenAberdeenGlobalSelectOpportunitiesFundInc for the current percentage of the Fund invested in emerging market securities.

•                  Small and Medium-Sized Company Risks: Stocks of small and medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms — meaning they may trade at prices that reflect incomplete or inaccurate information. Small companies may have a shorter history of operations, less access to financing, and a less diversified product line — making them more susceptible to pressures and more likely to have a volatile stock price. During some periods, stocks of small and medium-sized companies, as an asset class, have underperformed the stocks of larger companies.

•                  Active Trading Risk: The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

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•                  Custody/Sub-Custody Risk: The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability. In addition, the inability of the Fund to make its intended securities purchases due to settlement issues with the custodian/sub-custodian could cause the Fund to miss attractive investment opportunities.

•                  Redemption Risk: The Fund may need to sell its portfolio holdings in order to meet shareholder redemption requests. In selling its holdings to meet redemption requests, the Fund could experience a loss if the redemption requests are unusually large or frequent, occur in times of overall market turmoil, or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the Fund.

Further information about the Fund’s strategies and risks is provided in the section, Fund Strategies and Risks.

Performance

Effective May 22, 2013, Aberdeen Asset Management Inc. and Aberdeen Asset Managers Limited were appointed as investment adviser and subadviser, respectively, to the Fund.  The returns for the Fund prior to May 22, 2013 reflect the performance of a portfolio management team from Artio Global Management LLC, the previous investment adviser.

The Calendar Year Total Returns Chart below demonstrates the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The table demonstrates these risks by showing how the Fund’s annual returns of Class A shares compare to the performance of a broad-based market index over various periods of time. On July 1, 2004, the Fund (then known as the Artio Select Opportunities Fund Inc.) converted from a closed-end, non-diversified investment company to an open-end, diversified investment company and changed its name, investment goal, investment strategy and investment adviser. The returns shown below do not include returns of the Fund prior to July 1, 2004. The Fund’s average annual return figures for the one-year, five-year and ten-year/since inception periods are net of applicable fee waivers and/or certain expense offset arrangements. The Fund’s average annual return figures without fee waivers and expense offset arrangements would have been lower. You cannot invest directly in an index. Unlike a mutual fund, an index does not incur expenses. If expenses were deducted, actual returns of the index would be lower. Returns (before and after taxes) are based on past results and are not an indication of future performance. Returns for Class I shares will differ to the extent that Class I has lower expenses. Updated performance information is available at the Fund’s website: www.aberdeen-asset.us/GlobalSelectOpportunities.

Calendar Year Total Return for Class A Shares

Select Opportunities Fund — Class A

Year	2005	2006	2007	2008	2009	2010	2011	2012
Return	11.51%	21.03%	11.07%	-40.44%	33.44%	13.29%	-16.25%	9.06%

Highest quarterly return: 20.88% (for the quarter ended June 30, 2009)

Lowest quarterly return: -21.95% (for the quarter ended September 30, 2011)

Average Annual Total Returns (for the periods ended December 31, 2012)

For the periods ended December 31, 2012	Past 1 Year	Past 5 Years	Past 10 Years/Since Inception
Class A (inception date: 7/01/04))—Return Before Taxes	9.06%	-3.83%	4.39%
Class A—Return After Taxes on Distributions	8.92%	-3.96%	3.37%
Class A—Return After Taxes on Distributions and Sale of Fund Shares	6.09%	-3.24%	2.97%
Class I (inception date: 3/14/05)—Return Before Taxes	9.31%	-3.55%	2.66%
MSCI All Country World Index	16.13%	-1.16%	5.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the respective periods, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are

21

not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares, and after-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how each Fund will perform in the future.

Investment Adviser

Effective May 22, 2013, Aberdeen Asset Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Managers Limited as subadviser to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2013
Bruce Stout	Senior Investment Manager	2013
Andrew McMenigall	Senior Investment Manager	2013
Jamie Cumming, CFA®	Senior Investment Manager	2013
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2013

Purchase and Sale of Fund Shares

Class A
To open an account	$1,000
Additional investment	$1,000
To open an IRA account	$100
Additional investment	No Minimum
Tax deferred retirement plan other than an IRA	$100
Additional investment	No Minimum
Class I
To open an account	$1,000,000
Additional investment	No Minimum
To open an IRA account	$1,000,000
Additional investment	No Minimum
Tax deferred retirement plan other than an IRA	$1,000,000
Additional investment	No Minimum

You may purchase or redeem Fund shares on any day the New York Stock Exchange is open.

Fund shares may be purchased through a broker or other financial intermediary that has a selling or service relationship with the Fund’s distributor, Aberdeen Fund Distributors LLC, who is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. At the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the initial minimum investment requirement or the minimums may be waived.

Fund shares may be redeemed (sold) by contacting your broker or financial intermediary, by calling (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) or by writing to Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If you request that the money from your redemption be sent by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another

22

investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

23

Fund Strategies and Risks

International Equity Fund

Investment Objective

The International Equity Fund seeks long term growth of capital.

Principal Investment Strategies

The Fund seeks to achieve its goal by investing in a wide variety of international equity securities, normally excluding the U.S.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps, and other instruments as well as borrowings for investment purposes) in equity securities of issuers located anywhere in the world, normally excluding the U.S. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

For purposes of the 80% policy, the Fund invests in equity securities issued by companies that are located in, or that derive their highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S.  Some of these countries may be considered emerging market countries.

Equity securities include but are not limited to common stock, preferred stock and depositary receipts.  The Fund is not constrained by a particular investment style, and may invest in “growth” and “value” securities.

The Fund generally follows a multi-capitalization approach that focuses on mid- to large-capitalization companies, but the Fund may also invest in smaller capitalization companies.

The Fund ordinarily invests at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund may invest up to 35% of its net assets in the securities of issuers located in emerging markets. The Fund’s investment in emerging market securities will remain consistent with its status as a diversified international equity fund. The Adviser may manage the Fund close to its limit in emerging markets. Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed this limit. In such cases where the Fund exceeds its limit, the Adviser has a procedure to reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity. The Fund’s exposure to emerging market securities, as of October 31, 2012, was 13.93% of its net assets. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenSelectInternationalEquity for a more current percentage of the Fund invested in emerging market securities.

The Fund may invest in ADRs, GDRs and EDRs issued by sponsored or unsponsored facilities. In addition, the Fund may invest in Exchange Traded Funds (ETFs), preferred equities and securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange or traded OTC.

To achieve its investment goal the Fund may use derivatives under certain market conditions. As of October 31, 2012, the Fund had 0.50% of its net assets invested in derivatives excluding foreign exchange contracts. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenSelectInternationalEquity for more current information on the Fund’s investments in derivatives. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund may also invest in securities denominated in multinational currencies such as the Euro. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. dollar. In addition, when the European cash market is closed and when deemed appropriate by the Adviser, the Fund may deploy cash to enter into transactions in U.S. equity index futures, such as those based on the S&P 500, and ETFs, in order to increase or reduce market exposure. The Fund expects that derivative instruments will include the purchase or sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), and structured notes.  The Adviser has informed the Board of the Fund that it will invest and market the Fund according to guidelines that will not require the Fund to register under the U.S. Commodities Exchange Act and be subject to the regulations of the U.S. Commodity Futures Trading Commission.

•                  Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily.

•                  A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.

24

Fund Strategies and Risks - International Equity Fund

•                  A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned or constrained by the government.

•                  An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract.

•                  A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties.

•                  Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price on a certain date or during a set period.

•                  Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500).

When the Fund invests in a derivative, the Fund may be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There may also be a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, swap, a futures contract or a related option.

The Fund’s investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

25

Fund Strategies and Risks - International Equity Fund II

International Equity Fund II

Investment Objective

The International Equity Fund II seeks long term growth of capital.

Principal Investment Strategies

The Fund seeks to achieve its goal by investing in a wide variety of international equity securities, normally excluding the U.S.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of issuers located anywhere in the world, normally excluding the U.S. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

For purposes of the 80% policy, the Fund invests in equity securities issued by companies that are located in, or that derive their highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S.  Some of these countries may be considered emerging market countries.

Equity securities include but are not limited to common stock, preferred stock and depositary receipts.

The Fund is not constrained by a particular investment style, and may invest in “growth” and “value” securities.

The Fund generally follows a multi-capitalization approach that focuses on mid- to large-capitalization companies, which the Adviser currently views to be companies that have a market capitalization greater than $2.5 billion as determined at the time of purchase.

The Fund ordinarily invests at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund may invest up to 35% of its net assets in the securities of issuers located in emerging markets. The Fund’s investment in emerging market securities will remain consistent with its status as a diversified international equity fund. The Adviser may manage the Fund close to its limit in emerging markets. Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed this limit. In such cases where the Fund exceeds its limit, the Adviser has a procedure to reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity. The Fund’s exposure to emerging market securities, as of October 31, 2012, was 10.30% of its net assets. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenSelectInternationalEquityII for the current percentage of the Fund invested in emerging market securities.

The Fund may invest in ADRs, GDRs and EDRs issued by sponsored or unsponsored facilities. In addition, the Fund may invest in Exchange Traded Funds (ETFs), preferred equities and securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange or traded OTC.

To achieve its investment goal the Fund may use derivatives under certain market conditions. As of October 31, 2012, the Fund had 0.52% of its net assets invested in derivatives excluding foreign exchange contracts. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenSelectInternationalEquityII for more current information on the Fund’s investments in derivatives. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund may also invest in securities denominated in multinational currencies such as the Euro. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. dollar. In addition, when the European cash market is closed and when deemed appropriate by the Adviser, the Fund may deploy cash to enter into transactions in U.S. equity index futures, such as those based on the S&P 500, and ETFs, in order to increase or reduce market exposure. The Fund expects that derivative instruments will include the purchase or sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants, and structured notes. The Adviser has informed the Board of the Fund that it will invest and market the Fund according to guidelines that will not require the Fund to register under the U.S. Commodities Exchange Act and be subject to the regulations of the U.S. Commodity Futures Trading Commission.

•                  Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily.

•                  A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.

26

•                  A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned or constrained by the government.

•                  An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract.

•                  A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties.

•                  Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price on a certain date or during a set period.

•                  Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500).

When the Fund invests in a derivative, the Fund may be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There may also be a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, swap, a futures contract or a related option.

The Fund’s investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

27

Fund Strategies and Risks - Total Return Bond Fund

Total Return Bond Fund

Investment Objective

The Total Return Bond Fund seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund’s portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes) in investment grade bonds (i.e., fixed income securities). The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of fixed income securities issued or guaranteed by the U.S. or foreign governments or their agencies, instrumentalities or political subdivisions, supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World Bank), municipalities and corporations in developed and emerging markets.

Nevertheless, the Fund will buy no more than 10% of the voting securities, no more than 10% of the securities of any class and no more than 10% of the debt securities of any one issuer (other than the U.S. Government, sovereigns, supranationals, agencies and securitizations).

The Adviser seeks to provide the appreciation component of total return by selecting debt securities at prices that the Adviser expects to benefit from anticipated changes in economic and market conditions.

In managing the Fund’s investments the portfolio manager will seek to construct an investment portfolio with a duration of no less than zero years in absolute terms and no more than one year above the portfolio duration of the securities comprising the Barclays Capital US Aggregate Bond Index. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. As of October 31, 2012, the duration of the Barclays Capital US Aggregate Bond Index was 5.02 years. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenTotalReturnBond for more current information on the Fund’s duration.

The Fund may invest a proportion of its assets in mortgage-backed securities. As of October 31, 2012, the Fund had 35.36% of its net assets invested in government sponsored mortgage-backed securities.

The Fund also invests in to be announced (“TBA”) instruments in which there is a delayed cash settlement. TBA transactions are contracts used when purchasing or selling mortgage backed securities that are delivered at a later date. The actual mortgage backed security delivered to fulfill a TBA trade is not initially determined at the time of the trade, but conform to a predetermined set of stipulations. The actual mortgage pools are generally determined 48 hours prior to the established trade settlement date. In order to provide sufficient cover for its forward TBA obligations, the Fund will earmark cash or liquid securities equal to or greater than the purchase price value of the mortgage back securities until settlement date. To maximize the potential return on such cash, the Fund in turn reinvests it in short-term securities some of which may be classified as asset-backed securities. As of October 31, 2012, the Fund had an additional 21.89% of its net assets in other asset-backed securities. The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.

Ordinarily, the Fund invests in fixed income securities rated at the time of purchase “Baa3” or better by Moody’s or “BBB-“ or better by S&P or a comparable investment grade rating by a nationally recognized statistical rating organization. The Fund may invest in non-rated issues that are determined by the Adviser to be similar in quality to the rated issues it purchases.

The Fund may invest in securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (“Municipal Bonds”).

The Fund invests less than 40% of its total assets in any one country other than the United States.

The Fund invests less than 25% of its total assets in securities issued by any one foreign government, its agencies, instrumentalities, or political subdivisions.

Although the Fund typically invests in investment grade fixed income securities, it may continue to hold a security that has been downgraded to below investment grade (i.e., “junk bonds”).

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

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To achieve its investment goal the Fund may use derivatives under certain market conditions. As of October 31, 2012, the Fund had 0% of its net assets invested in derivatives excluding foreign exchange contracts. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenTotalReturnBond for more current information on the Fund’s investments in derivatives. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund expects that derivative instruments will include the purchase or sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes. The Adviser has informed the Board of the Fund that it will invest and market the Fund according to guidelines that will not require the Fund to register under the U.S. Commodities Exchange Act and be subject to the regulations of the U.S. Commodity Futures Trading Commission.

•                  Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily.

•                  A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.

•                  A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned or constrained by the government.

•                  An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract.

•                  A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties.

•                  Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash.

•                  Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500).

The Fund may use derivatives to seek to enhance returns. When the Fund invests in a derivative, the Fund may be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There may also be a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, swap, a futures contract or a related option.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

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Fund Strategies and Risks - Global High Income Fund

Global High Income Fund

Investment Objective

The Global High Income Fund seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its goal by investing primarily in high income producing instruments, rated at the time of purchase below “BBB–” by S&P, or below “Baa3” by Moody’s, or below a comparable rating by another nationally recognized statistical rating organization, or unrated bonds determined by the Adviser to be of comparable quality. The Fund may invest in securities rated in the lowest ratings category or in default (i.e., junk bonds). Although the Fund typically invests in high income debt securities, the Fund may also invest in investment grade debt.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including high income related futures, options, swaps and other instruments with economic characteristics similar to the high-income producing instruments listed above as well as borrowings for investment purposes) in a diversified portfolio of high income producing instruments of issuers located throughout the world, including in emerging market countries. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, municipalities, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance.

The Fund also may invest in debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in preferred stocks, asset-back securities, debt instruments convertible into common stock, income trusts, and swaps. The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. The Fund may purchase securities denominated in U.S. dollars or foreign currencies. The Fund may invest up to 20% of its net assets in global equity securities. The Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or OTC.

To achieve its investment goal the Fund may use derivatives under certain market conditions. As of October 31, 2012, the Fund had 0% of its net assets invested in derivatives excluding foreign exchange contracts. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenGlobalHighIncomefor more current information on the Fund’s investments in derivatives. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund expects that derivative instruments will include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes. The Adviser has informed the Board of the Fund that it will invest and market the Fund according to guidelines that will not require the Fund to register under the U.S. Commodities Exchange Act and be subject to the regulations of the U.S. Commodity Futures Trading Commission.

•                  Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily.

•                  A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.

•                  A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and

30

commodities and are prevalent in some countries where forward contract trading has been banned or constrained by the government.

•                  An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract.

•                  A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults.

•                  Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price on a certain date or during a set period. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash.

•                  Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500).

When the Fund invests in a derivative, the Fund may be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There may also be a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, swap, a futures contract or a related option.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

31

Fund Strategies and Risks - Select Opportunities Fund

Select Opportunities Fund

Investment Objective

The Select Opportunities Fund seeks to maximize total return, principally through capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, convertible securities and preferred stocks of global issuers of all sizes. Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of global issuers. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

The Fund may invest in securities of any market capitalization. The Fund may invest in ADRs, GDRs and EDRs issued by sponsored or unsponsored facilities. In addition, the Fund may invest in Exchange Traded Funds (ETFs), preferred equities and securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange or traded OTC.

The Fund may invest without limit in emerging market securities. The Fund’s investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company’s business direction or growth prospects have changed or the company’s valuations are no longer attractive.

Information about the Fund’s risks is provided in the section, Risks of Investing in the Funds.

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Fund Strategies and Risks - Security Types

Security Types

Bank Loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

Convertible Securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Derivatives include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes. Derivatives are financial instruments, whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates (such as the S&P 500 Index or the prime lending rate). Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts are traded through regulated exchanges and are “marked to market” daily. Forward contracts are obligations to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities. Non-deliverable forwards are prevalent in some countries where forward contract trading has been banned or constrained by the government. A swap is an agreement between two parties to exchange the proceeds of certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. Warrants are securities that give the holder the right, but not the obligation, to purchase securities from an issuer at a fixed price within a certain time frame. Interest rate warrants give a holder the right to buy or sell a specific bond issue or interest rate index at a set price. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

Depository receipts typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depository Receipts (“ADRs”) are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Global Depository Receipts (“GDRs”) may be issued by institutions located anywhere in the world and traded in any securities market. European Depository Receipts (“EDRs”) are issued in Europe and used in bearer form in European markets.

Emerging market securities. The Total Return Bond Fund and Global High Income Fund generally consider an instrument to be economically tied to an emerging market country because the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Funds generally consider such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of

33

such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

With respect to the Select International Equity Fund, Select International Equity Fund II and Global Select Opportunities Fund, an emerging market country is any country determined by the Adviser or Subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is generally considered to be an emerging market company if it:

•                       is organized under the laws of, or has its principal office in an emerging market country,

•                       has its principal securities trading market in an emerging market country,

•                       alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country; and/or

•                       issues securities denominated in the currency of an emerging market country.

Equity Interests in Foreign Investment Funds or Trusts. In some countries, it is common practice for U.S. mutual funds to gain market exposure by purchasing shares of investment companies that in turn invest in the securities of these countries.

Equity securities include common and preferred stocks and convertible securities.

Exchange Traded Funds including exchange-traded index and bond funds, are a type of investment company whose investment objective is to achieve returns similar to that of a particular market index.

Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the SAI.

Foreign Government Debt Securities are debt securities that are issued or guaranteed by a foreign government or its agencies or instrumentalities.

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions.

Mortgage-Backed and other Asset-Backed Securities are pools of residential or commercial mortgages or other assets whose cash flows are “passed through” to the holders of the securities via monthly payments of interest and principal.

Municipal Bonds are securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.

Preferred Stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Private Placement and Other Restricted Securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”). They are eligible for sale only to certain eligible investors. Private placements may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A). These securities may not be considered “readily marketable” because they may be subject to legal or contractual delays in or restrictions on resale.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others

34

such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBS”) are not issued or guaranteed by the U.S. Treasury. These securities are backed by the credit of the issuer or the ability of the issuer to borrow from the U.S. Treasury.

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Fund Strategies and Risks - General Strategies Applicable to the Funds

General Strategies Applicable to the Funds

Each Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolios, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. It is impossible to predict whether, when or for how long a Fund will employ a defensive strategy. It is possible that such investments could affect the Fund’s investment return and/or the ability to achieve its investment objective.

Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

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Fund Strategies and Risks - Risks of Investing in the Funds

Risks of Investing in the Funds

Global economies and securities markets can and have experienced significant volatility which has increased the risks associated with an investment in the Funds. Volatility in the international and U.S. markets may result in significant periods of inflation or deflation, currency devaluations, national defaults, municipal defaults, major bank defaults, corporate defaults and bankruptcies, all of which may have adverse effects on the portfolios and custodian/sub-custodians of the Funds. These conditions may persist for an indefinite period of time.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

As is always the case, Fund investors need to make their own assessments of these economic and political risks before making an investment. Investors may lose some or all of their investment in the Funds.

The table below provides a summary of the risks of investing in the Funds. For additional information regarding these risks, please see the “Risks of Investing in the Funds” section of this Prospectus.

	SIEF	SIEF II	TRBF	GHIF	GSOF
Active Trading Risk	X	X	X		X
Bank Loan Risk				X
Below Investment-Grade Securities Risk/High Yield Risk			X	X
Counterparty or Third Party Risk			X	X
Credit Risk			X	X
Custody/Sub-Custody Risk	X	X	X	X	X
Delayed Funding Loans and Revolving Credit Facilities Risk				X
Derivatives Risk	X	X	X	X
Emerging Market Risk	X	X	X	X	X
Exchange Traded Funds Risk	X	X			X
Europe — Recent Events Risk	X	X			X
Event Risk	X	X			X
Extension Risk			X	X
Foreign Currency Transaction Risk			X	X
Foreign Government Securities Risk			X	X
Foreign Investment Risk	X	X	X	X	X
Government Securities Risk			X	X
Interest Rate Risk			X	X
Issuer Risk			X	X
Large Shareholder Risk	X	X	X	X	X
Leveraging Risk			X	X
Liquidity Risk	X	X	X	X	X
Management Risk	X	X	X	X	X
Mortgage-Related or Other Asset-Backed Securities Risk			X	X
Municipal Bond Risk			X
Prepayment Risk			X	X
Private Placement and Other Restricted Securities Risk				X
Recent Market Events Risk	X	X	X	X	X
Redemption Risk	X	X	X	X	X
Regulatory Risk	X	X	X	X	X
Securities Selection Risk	X	X	X	X	X
Small and/or Mid-sized Companies Risk	X	X
Stock Market Risk	X	X		X	X
Valuation Risk	X	X	X	X	X
Warrants Risk	X	X	X	X	X

Please refer to the SAI for a more complete description of these and other risks of investing in the Funds.

Active Trading Risk - Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

Bank Loan Risk - There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.

Below Investment-Grade Securities Risk/High Yield Risk - A Fund may invest in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered riskier than investment grade securities with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

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Counterparty or Third Party Risk - Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject both to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed-upon payment stream. If there is a default by a counterparty in a swap transaction, a Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any, the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund may have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. The Funds thus assume the risk that they may be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit a Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the fund.

Credit Risk - The value of a debt security is directly affected by the issuer’s ability (and the market’s perception of the issuer’s ability) to repay principal and pay interest on time. The value of a Fund’s investments in debt securities may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of a Fund’s investments in debt securities deteriorates or is perceived to deteriorate, the value of those investments could decline and the value of a Fund’s shares could decline. A Fund may also be subject to credit risk to the extent that it engages in financial transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to a Fund. These transactions are subject to the risks that a third party may be unwilling or unable to honor its financial obligations to the Fund.

Custody/Sub-Custody Risk - A Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of a Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability.

Delayed Funding Loans and Revolving Credit Facilities Risk - There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet a Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These risks could cause a Fund to lose money on its investment, which in turn could affect a Fund’s returns. A Fund may treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Derivatives Risk - Investing in derivatives involves special risks including: (1) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (2) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (3) the risk that a particular derivative is valued incorrectly; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty may not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; (7) leverage; and (8) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.

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These risks may increase when the Funds use derivatives to enhance return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of the Funds’ derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Emerging Market Risk - Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed countries. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation. Investments in companies that are based in emerging market countries may have a more limited number of potential buyers. A market swing in one or more emerging market countries or regions where a fund has invested a significant amount of its assets may have a greater effect on a fund’s performance than it would in a more geographically diversified portfolio. The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures and heightened operational risks, including risks related to foreign securities custody. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Investments in emerging markets are considered to be highly volatile and are considered more risky than investments in developed markets.

Exchange Traded Fund Risk - Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.

Europe — Recent Events Risk — A number of countries in Europe have experienced and continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Event Risk — Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt.  Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

Extension Risk - An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation may decrease,

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and the Fund may also suffer from the inability to reinvest in higher yielding securities.

Foreign Currency Transactions Risk - Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. To manage this risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. The Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of the Fund’s hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to U.S. dollar or to other currencies in which a Fund’s holdings are denominated. Losses on such transactions may not be offset by gains from other Fund assets.

A Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Government Securities Risk - Debt securities issued by foreign governments are often supported by the full faith and credit of the foreign governments.  These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments.  The issuer of foreign government securities may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may negatively impact a country’s willingness or ability to service its debt obligations.  Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities.  Troubled economies in Europe along with European debt downgrades have increased concerns about possible foreign government defaults and the viability of the Euro.  A foreign government’s default on its debt securities may cause the value of securities held by the Funds to decline significantly.

Foreign Investment Risk - Investments in the securities of foreign issuers entail risks that are not present in domestic securities investments. Because foreign securities are ordinarily denominated and traded in foreign currencies, they are subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, restrictions and limits on foreign ownership, limited legal recourse, prohibitions on the repatriation of foreign currencies and other considerations. Income that the Funds receive from investing in foreign securities may be subject to withholding and other taxes, which reduces the yield. There may be less information publicly available about a foreign issuer and many foreign companies are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, foreign settlement procedures and trade regulators involve increased risk (such as delay in payment or delivery of securities) of domestic investments.

In the past, equity and debt instruments in foreign markets have had more frequent and larger price changes than those of U.S. markets. In addition, the willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other reserves.

Foreign securities may be subject to political risk. Foreign securities of certain countries are subject to political instability, which may result in revolts and the confiscation of assets by governments. Investments in emerging market countries are subject to the risk of expropriation or nationalization of private industry. Expropriation of an issuer’s assets whose securities are held in a Fund would result in a partial or total loss of an investment. Some countries were previously under Communist systems that took control of private industry. Expropriation of private industry could occur again in these countries or in other countries in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country’s issuers.

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Foreign securities are also subject to risks of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, or financial instability, in which case the Fund may lose all or part of its investments in that country’s issuers.

Government Securities Risk - Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guaranty the net asset value of a Fund’s shares. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on Securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as the timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity may be adversely affected. U.S. Government obligations are ordinarily viewed as having minimal or no credit risk, but are still subject to interest rate risk.

In 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. The effect that this conservatorship may have on these companies’ debt and equity securities is unclear. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. While the FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC, doing so would adversely affect holders of their mortgage-backed securities. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. In addition, holders of mortgage-backed securities issued by FNMA or FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. The Federal Government continues to review issues concerning the role of these agencies in the U.S. housing market.

Interest Rate Risk - The prices of debt securities are generally linked to prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. In general, the longer the maturity of a debt security held by a fund, the more the fund is subject to interest rate risk.

Some debt securities give the issuer the right to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund may have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

Issuer Risk - The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Large Shareholder Risk - Large shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts.

Leveraging Risk - Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Funds will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s securities.

Liquidity Risk - A Fund may invest to a greater degree in securities that trade in lower volumes and may make investments that may be less liquid than other investments. The Funds may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a portfolio position can adversely affect a Fund or prevent the Fund from being able to take advantage of other investment opportunities.

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Liquidity risk may also refer to the risk that a Fund may not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Funds that invest in non-investment grade fixed income securities, small and mid- capitalization stocks, and emerging market issuers may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

To the extent that a Fund’s principal investment strategies involve foreign securities, derivatives with substantial stock-market and/or credit risk, the Fund may have greater exposure to liquidity risk.

Recent instability in the markets for fixed income securities, particularly mortgage-related and asset-backed securities has significantly decreased the liquidity of portfolios that invest in mortgage-backed and other asset-backed securities. In the event of redemptions, a Fund that invests in mortgage-related and asset-backed securities may be unable to sell these portfolio securities at a fair price. As a result of this illiquidity, a Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can adversely affect the Funds’ net asset value.

The current market instability has also made it more difficult to obtain reliable values for a Fund’s portfolio securities based on market quotations. In the absence of market quotations, the Adviser values such portfolio securities at “fair value” under procedures established by the Funds’ Boards. There may be fewer external, objective sources of pricing information, which makes determining the “fair value” of securities more difficult to determine; thus judgment plays a greater role.

Management Risk - Each Fund is subject to risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will achieve the desired results for the Funds.

Mortgage-Related and Other Asset-Backed Securities Risk - A Fund may invest in a variety of mortgage-related and other asset-backed securities which may be subject to additional risks. In general, rising interest rates tend to extend the duration of fixed rate mortgage related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk, which is the risk that in a period of declining interest rates, borrowers may pay off their mortgages sooner than expected. Prepayment can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates.

At times instability in the markets for fixed income securities, particularly mortgage-related and asset-backed securities may significantly decrease the liquidity of portfolios that invest in mortgage-backed and other asset-backed securities. In the event of redemptions, a Fund that invests in mortgage-related and asset-backed securities may be unable to sell these portfolio securities at a fair price. As a result of this illiquidity, a Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can affect impact the Funds’ performance.

Municipal Bond Risk - Municipal Bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal Bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal Bond can fall when interest rates rise and can rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal Bonds and higher for long term Municipal Bonds. Under certain market conditions, the Adviser may purchase Municipal Bonds that the Adviser perceives are undervalued. Undervalued Municipal Bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal Bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal Bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal Bonds, if the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal Bonds are subject to credit or default risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due.

Prepayment Risk - Prepayments of mortgages and mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-backed security and will

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affect the average life of the mortgage-backed security held by a Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The cash received from prepayments may, therefore, usually be reinvested at a lower interest rate than the original investment, lowering a Fund’s yield. During periods of falling interest rates mortgage-backed securities may be less likely to increase in value than other debt securities. Prepayments could also create capital gains tax liability in some instances.

Private Placements and Other Restricted Securities Risk - Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Recent Market Events Risk — The equity and debt capital markets in the United States and internationally recently experienced financial crisis that has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets.  The withdrawal of this support could also negatively affect the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the Adviser.

Redemption Risk - A Fund may need to sell its portfolio holdings in order to meet shareholder redemption requests. In selling its holdings to meet redemption requests, the Fund could experience a loss if the redemption requests are unusually large or frequent, occur in times of overall market turmoil, or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Regulatory Risk - Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to information available on U.S. companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund’s shareholders.

Securities Lending/Collateral Risk - A Fund’s securities lending program is subject to borrower default risk (e.g. the borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as a dividend and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders. Securities lending may also impact the availability of foreign tax credits, where applicable.

Securities Selection Risk - The risk that the securities held by a Fund may underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Adviser’s selection of securities for the Fund.

Small and/or Medium-Sized Companies Risk - Investments in securities of small and medium-sized companies tend to be more vulnerable to adverse developments and are more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information about the issuers of the securities or have less market interest for such securities. Investments in small or medium-sized companies may involve special risks, including risks associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited non-diversified product lines, markets and financial resources. The securities of small and medium-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market rates.

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Stock Market Risk - Prices of common stocks may decline over short or extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to be cyclical, and common stock prices tend to fluctuate more than those of bonds. A company’s stock performance can be adversely affected by many factors, including general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of the Funds’ investments would likely decline.

A company’s stock performance can also be adversely affected by specific factors related to that Fund’s investments in particular companies, industries or sectors. This risk is generally higher for small-and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments.

Tax Risk - Any income a Fund derives from direct investments in commodity-based derivative instruments must be limited to a maximum of 10% of a Fund’s gross income in order for the Fund to maintain its pass through tax status.

Valuation Risk - For investments where market quotations are not readily available, or if the Adviser believes a market quotation does not reflect fair value, the Funds are required to fair value their investments. The Funds may rely on the quotations furnished by pricing services or third parties, including broker dealers and counterparties to price these investments, which may be inaccurate or unreliable. Fair market valuation entails specific risks, and these risks may be further complicated by the complexities of each transaction. The recent decline of worldwide economies has increased the volatility of market prices and has increased the level of uncertainty in valuations. Consequently, a Fund may have more frequently applied fair valuation determinations in determining net asset value. There is no uniform or single standard for fair valuation pricing. Miscalculations of fair valuation pricing may result in overestimating or underestimating the net asset value.

In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell that Fund’s shares.

Warrants Risk - Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a total loss of a Fund’s entire investment therein).

Other Potential Risks - Each Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolio, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. It is impossible to predict whether, when or for how long a Fund may employ a defensive strategy. It is possible that such investments could affect a Fund’s investment return and/or the ability to achieve its investment objective. Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal.

Portfolio Holdings

Each Fund posts on the Funds’ internet site, www.aberdeen-asset.us, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and 15 business days after the end of the previous month for fixed income funds. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

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Fund Management

Investment Adviser

Effective May 22, 2013, Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $314.3 billion in assets as of December 31, 2012 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

Subadviser

Effective May 22, 2013, Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II and Aberdeen Global Select Opportunities Fund, Inc.

Aberdeen Asset Managers Limited (“AAML”), a Scottish Company, serves as Subadviser to the above-listed Funds. AAML’s principal place of business is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH.  AAML is responsible for the day-to-day management of each of the Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II and Aberdeen Global Select Opportunities Fund, Inc.  AAML will receive a fee from the Adviser for its investment management services. AAML is an affiliate of the Adviser and wholly owned by Aberdeen PLC.

Under the advisory agreement for the International Equity Fund and International Equity Fund II, effective April 18, 2012, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the first $5.0 billion of average daily net assets of the Fund, 0.88% of the next $2.5 billion of average daily net assets of the Fund and 0.85% of the average daily net assets of the Fund over $7.5 billion.  Prior to April 18, 2012, the Adviser was entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the first $7.5 billion of average daily net assets of the Fund, 0.88% of the next $2.5 billion of average daily net assets of the Fund and 0.85% of the average daily net assets of the Fund over $10 billion.  Under the advisory agreement for the Total Return Bond Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.35% of the average daily net assets of the Fund. The Adviser has contractually agreed to reimburse the Fund for certain expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 0.69% and 0.44% of the average daily net assets of the Class A shares and Class I shares, respectively.

Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to “Fees and Expenses of the Fund” in the “Fund Summaries” section of this Prospectus for more information regarding the Expense Limitation of the Total Return Bond Fund.

Under the advisory agreement for the Global High Income Fund, effective April 18, 2012, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.65% of the first $5.0 billion in average daily net assets, 0.63% on next $2.5 billion in average daily net assets, 0.60% on next $2.5 billion in average daily net assets, and 0.59% on daily net assets over $10 billion.  Prior to April 18, 2012, the Adviser was entitled to a fee for providing investment advisory services at the annual rate of 0.65% of the average daily net assets of the Fund. Please refer to “Fees and Expenses of the Fund” in the “Fund Summaries” section of this Prospectus for more information regarding the Expense Limitation of the Global High Income Fund.

Under the advisory agreement for the Select Opportunities Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the average daily net assets of the Fund. The Adviser has contractually agreed to reimburse the Fund for certain expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 1.40% and 1.15% of the average daily net assets of the Class A shares and Class I shares, respectively. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to “Fees and Expenses of the Fund” in the “Fund Summaries” section of this Prospectus for more information regarding the Expense Limitation of the Select Opportunities Fund.

The Adviser agreed to waive a portion of its management fee for each of the Funds at the annual rate of 0.005% of the respective Fund’s average daily net assets.  This waiver may be terminated at any time by the Funds’ Boards.

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The total fee paid by the Funds for advisory services for the fiscal year ended October 31, 2012 is shown in the table below.

Fund	Fee (as a % of average daily net assets)
International Equity Fund	0.90% (after waiver)
International Equity Fund II	0.90% (after waiver)
Total Return Bond Fund	0.34% (after waiver)
Global High Income Fund	0.64% (after waiver)
Select Opportunities Fund	0.20% (after waiver)

Discussion regarding the Boards’ approval of advisory agreements of the Funds [will be] available in the [semi-annual reports for the period ended April 30, 2013]. The Adviser or its affiliates may pay from its own resources compensation to investment advisers and others for investor servicing including handling potential investor questions concerning the Fund, assistance in the enhancement of relations and communications between the Fund and investors, assisting in the establishment and maintenance of investor accounts with the Fund and providing such other services that in the Adviser’s view may assist Fund investors in establishing and maintaining a relationship with the Fund. See “Distribution and Shareholder Servicing Plans”.

Portfolio Management of the Funds

The portfolio managers listed below are primarily responsible for the day-to-day management of the respective Fund unless otherwise noted. For additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities of the Funds they manage, please consult the Funds’ SAI.

Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, and Aberdeen Global Select Opportunities Fund, Inc.

Each of the Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, and Aberdeen Global Select Opportunities Fund, Inc. is managed by the Global Equity Team. The Global Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadviser do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Teams are jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of the Funds:

Stephen Docherty, Head of Global Equities (AAML)

Stephen Docherty is Head of Global Equities, managing a team of fourteen, including six senior global equity investment managers, who are responsible for Aberdeen’s overall strategy towards global equity investment, including ethical portfolios. Stephen joined Aberdeen in 1994, successfully establishing performance measurement procedures before taking up a fund management role. Previously, Stephen worked for Abbey National Plc in the Department of Actuarial Services within the Life Division. Stephen graduated with a BSc (Hons) in Mathematics and Statistics from the University of Aberdeen.

Bruce Stout, Senior Investment Manager (AAML)

Bruce Stout is a Senior Investment Manager on the global equity team. Bruce joined Aberdeen in 2001 via the acquisition of Murray Johnstone. Bruce has held a number of roles including investment manager on the emerging markets team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Andrew McMenigall, Senior Investment Manager (AAML)

Andrew McMenigall is a Senior Investment Manager on the global equity team. He joined Aberdeen via the acquisition of Edinburgh Fund Managers PLC in 2003.  Prior to that, Andrew worked at Ivory & Sime where he was an investment manager on the Global equity team.  Previously, Andrew worked for Scottish Mutual as an investment manager on the North American team.  Andrew also worked for Prospect Communications Ltd as

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Fund Management - Portfolio Management of the Funds

Finance Director. Andrew began his career with Ivory & Sime as an investment administrator before progressing to an investment manager.Andrew graduated as an Officer in the British Army from the Royal Military Academy, Sandhurst before completing an MBA from the University of Edinburgh. Andrew is an Associate of the UK Society of Investment Professionals.

Jamie Cumming, CFA®, Senior Investment Manager (AAML)

Jamie Cumming is a Senior Investment Manager on the global equity team. Jamie joined Aberdeen via the acquisition of Edinburgh Fund Managers in 2003, where he was an investment manager on the Japanese equities team. Previously, Jamie worked for Grant Thornton Chartered Accountant and is a member of the Institute of Chartered Accountants in Scotland. . Jamie graduated with a BA (Hons) from The University of Strathclyde and is a CFA Charterholder.Samantha Fitzpatrick, CFA®, Senior Investment Manager (AAML)

Samantha Fitzpatrick is a Senior Investment Manager on the global equity team. Samantha joined Aberdeen in 2001 through the acquisition of Murray Johnstone where she was in the market data team. Samantha graduated with a BSc (Hons) in Mathematics from the University of Strathclyde and is a CFA® Charterholder.

Aberdeen Total Return Bond Fund

Donald Quigley, CFA®, Senior Portfolio Manager (AAMI)

Donald Quigley is a portfolio manager of Total Return Bond Fund (since 2001). Donald is a Senior Portfolio Manager with Aberdeen Asset Management Inc.  Prior to joining the Adviser, Donald was Senior Vice President and Head of Global Fixed Income of the Artio Global Management LLC (since 2001).  Previously, Donald served as a U.S. fixed income trader at Chase Asset Management (1993—2001).

Aberdeen Global High Income Fund

Greg Hopper, Senior Portfolio Manager, High Yield (AAMI)

Greg Hopper is a portfolio manager of Global High Income Fund (since the Fund’s inception). Greg is Senior Portfolio Manager, High Yield with Aberdeen Asset Management Inc.  Prior to joining the Adviser, Greg was a Senior Vice President of the Adviser (since 2002). Previously, Greg was a Senior Vice President and High Yield Bond Portfolio Manager at Zurich Scudder Investments (2000—2002) and a High Yield Bond Portfolio Manager at Harris Investment Management (1999—2000) and at Bankers Trust (1993—1999).

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Investing in the Funds

Pricing of Fund Shares

Each Fund’s share price, also called net asset value (“NAV”), is determined as of the close of trading (ordinarily 4:00 p.m., Eastern Time) every day the New York Stock Exchange (“NYSE”) is open. Each Fund calculates the NAV per share, generally using market prices, by dividing the total value of a Fund’s net assets by the number of the shares outstanding. NAV is calculated separately for each Class of a Fund. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in good order by the Funds or their authorized agents. A request is in good order when the Funds or their authorized agents have received a completed application or appropriate instruction along with the intended investment, and any other required documentation in accordance with the Funds’ or their authorized agents’ procedures. The offering price is the NAV. Certain Funds may purchase securities that are primarily listed on foreign exchanges that, due to time zone differences and non-universal holidays, trade on weekends or on other days when the Fund does not price its shares. Therefore, the value of the securities held by the Funds may change on days when shareholders are not able to purchase or redeem the Funds’ shares. The Adviser, through its pricing committee (the “Pricing Committee”), is primarily responsible for daily oversight of the generation of accurate NAV calculations, reasonable fair value determinations, and adherence to the valuation procedures (the “Valuation Procedures”) approved by the Fund’s Boards.

Each Fund’s assets for which market quotations are readily available are valued at fair market value on the basis of quotations furnished by a pricing service or provided by securities dealers. Equity investments are generally valued using the last sale price or official closing price taken from the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current quoted bid and asked prices. Fixed income securities are generally valued using prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the Valuation Procedures.

The pricing services may use valuation models or matrix pricing, which considers yield or prices with respect to comparable bond, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rate and maturity date, to determine current value. Assets and liabilities initially expressed in foreign currency will be converted into U.S. dollar values. Short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost. To the extent each Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectus of these underlying funds explain the circumstances under which they use good faith fair value pricing and the effects of such fair value pricing.

When market quotations or exchange rates are not readily available, or if the Adviser believes that such market quotations do not accurately reflect the fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures. For options, swaps and warrants, a fair value price may be determined using readily available market quotations, prices provided by independent pricing services, or by using modeling tools provided by industry accepted financial data service providers.

Key inputs to such tools may include yield and prices from comparable or reference assets, maturity or expiration dates, ratings, and interest dates. In addition, the Adviser, through its Pricing Committee may determine the fair value price based upon multiple factors as set forth in the Valuation Procedures approved by the Boards.

The closing prices of domestic or foreign securities may not reflect their market values at the time the Funds calculate their respective NAVs if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Funds’ NAV calculations. Under certain conditions, the Boards have approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Funds to be different from the closing value on the non-U.S. exchange and may affect the calculation of a Funds’ NAV. Certain Funds may fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are pricing their shares.

The Funds will fair value foreign securities when the adviser does not believe that the closing prices are reflective of fair value due to significant events that occurred subsequent to the close of the foreign markets but before the Funds’ NAV calculation.

Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAVs by short-term traders. While the Funds have policies regarding excessive trading, they may not be effective in preventing NAV arbitrage trading, particularly through omnibus accounts.

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Investing in the Funds - Purchasing Your Shares

Purchasing Your Shares

•                  Investor Alerts:

•                  A Fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

•                  Shares of the Funds have not been registered for sale outside of the United States and its territories.

You should read this Prospectus carefully and then determine how much you want to invest and which class of shares you should purchase. Check below to find the minimum investment amount required as well as to learn about the various ways you can purchase your shares.

Share Classes

Select International Equity Fund, Select International Equity Fund II, Total Return Bond Fund, Global High Income Fund, and Global Select Opportunities Fund each offer two classes of shares: Class A and Class I. The classes receive different services and pay different fees and expenses. Class A shares pay a Rule 12b-1 distribution fee and/or shareholder services fee. Class I shares do not pay these fees.

Class I shares are offered primarily for direct investment by institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, trusts, banks, brokers, registered investment advisers, companies and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Investment Minimums

Purchase Minimums	Class A		Class I
Type of Investment	Initial Investment	Additional Investment	Initial Investment
Regular Account	$1,000	$1,000	$1,000,000	*
Individual Retirement Account (IRA)	$100	No minimum amount	$1,000,000	*
Tax deferred retirement plan other than an IRA	$100	No minimum amount	$1,000,000	*

•                    Certain related accounts may be aggregated at Fund management’s discretion for purposes of meeting the initial minimum investment. For example, the Funds permit complex-wide aggregation so that a shareholder can meet the minimum initial investment in any one Fund if they have a $1 million combined investment in the Funds. Account minimums do not apply at the sub-account level for plan participants of 401(k) plans and for accounts within a fee-based advisory program. These fee-based asset advisory programs include, but are not limited to, wrap fee programs, asset allocation programs, model-based platforms, asset based fee programs, or assets linked to fee-based registered investment advisors. The Funds and the Distributor, at their discretion, may waive the minimum initial investment requirements.

*                 There is no minimum subsequent investment for Class I shares.

You may purchase Class I shares only if you meet one of the above-stated criteria under “Share Classes” and you meet the mandatory monetary minimums set forth in the table. Class I Shares are registered to be offered by the Funds and are not subject to a sales charge or any Rule 12b-1 fees. If you do not qualify to purchase Class I shares and you request to purchase Class I shares, your request will be treated as a purchase request for Class A shares or declined.

The following investors may also purchase Class I shares with no minimum initial investment requirement: Board members and officers of the Funds, the Advisers’ 401(k) plan. The Funds, at their discretion, may waive the minimum initial investment requirements for other categories of investors.

The Funds’ ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

You can invest in Fund shares in the following ways:

•                 Through A Broker

•       You can purchase shares through a broker that has a relationship with Aberdeen Fund Distributors LLC (“Distributor”), the distributor of the Funds’ shares. The Distributor is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. If the broker does not have a selling group agreement, the broker would need to enter into one before making purchases for its clients.

•       If you buy shares through a broker, the broker is responsible for forwarding your order to U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) in a timely manner. If you place an order with a broker that has a relationship with the Distributor and/or directly with the Funds by 4:00 p.m. (Eastern Time) on a day when the

49

NYSE is open for regular trading, you will receive that day’s price and be invested in the Fund on that day.

•       As noted above, the Distributor has entered into contractual agreements pursuant to which orders received by your broker before the close of the NYSE will be processed at the NAV determined on that day if received by the Transfer Agent in a timely manner. The Distributor and/or Transfer Agent, through use of selling and service agreements and other measures, will use its best efforts to ensure receipt by the processing organization prior to 4:00 p.m. (Eastern Time) and to protect the Funds from prohibited activity by brokers.

•       You may also be able to purchase shares through a broker that does not have a direct relationship with the Distributor. Orders from such a broker received by the Transfer Agent by 4:00 p.m. (Eastern Time) on a day when the NYSE is open for regular trading will be effected that day. Your broker may charge you a transaction fee. Please discuss any transaction fees with your broker.

•       You may add to an account established through any broker by contacting your broker directly. If you purchase shares through an intermediary, that party is responsible for transmitting your orders to purchase and sell shares.

•                 Through Retirement Plans

Retirement Plans include 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans and other similar employer sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans or Section 529 college savings accounts.

For information about investing in Class A or Class I shares of a Fund through a Traditional or Roth IRA, Coverdell Education Savings Account, an investor should telephone the Transfer Agent at (800) 387-6977 or write to the Transfer Agent at the address shown on the back cover of the Prospectus. Class I shares are not appropriate for IRA accounts other than IRA rollover accounts.

•       Investor Alert: You should consult your tax adviser about the establishment of retirement plans.

•       You may invest in a Fund through various Retirement Plans. The Funds’ shares are designed for use with certain types of tax qualified retirement plans including defined benefit and defined contribution plans.

•       Please refer to directions received through your employer’s plan, the Transfer Agent or your financial adviser.

•       For further information about any of the plans, agreements, applications and annual fees, contact the Transfer Agent, your retirement plan administrator or your financial adviser.

•                 Purchases by Mail

To make an initial purchase of Class A or Class I shares by mail:

•       Complete an Application.

•       Mail the Application, together with a check made payable to Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc.:

BY MAIL: Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202

BY OVERNIGHT OR EXPRESS MAIL TO:
Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street,
3rd Floor,
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Payment should be made in U.S. dollars with checks drawn on a U.S. bank, savings and loan, or credit union. The Funds do not accept third party checks, foreign checks, U.S. Treasury checks, credit card checks, starter checks, money orders, cashier’s checks under $10,000, or cash. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. To make a subsequent purchase by mail:

•                 Subsequent investments may be made in the same manner as an initial purchase, but you need not include an Application. When making a subsequent investment, use the return remittance portion of your most recent confirmation statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the

50

account, your address, and your Fund account number.

In compliance with the USA Patriot Act of 2001, please note that the Funds’ Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Please contact the Funds’ Transfer Agent at (800) 387-6977 if you need additional assistance when completing your application.

•             Purchases by Wire

To make an initial purchase of Class A or Class I shares by wire:

•       If you are making an initial investment in a Fund, before you wire funds, please contact the Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc. at (800) 387-6977 to make arrangements with a Service Representative to submit your completed application via mail or overnight delivery. Upon receipt of your application, your account will be established and a Service Representative will contact you to provide an account number and wiring instructions. You may then contact your bank to initiate the wire (your bank may charge a fee). Wire funds to:

U.S. Bank, N.A.,

777 East Wisconsin Avenue,

Milwaukee, WI 53202,

ABA No. 075000022

Credit U.S. Bancorp Fund Services, LLC,

DDA No. 112-952-137

Attn.: Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., Fund Name

For: Account Name (Name of Investor) and Account Number.

•       The wire must specify the Fund in which the investment is being made, account registration, and account number.

•       Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

To make a subsequent purchase by wire:

•       Before sending your wire, please contact the Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc. at (800) 387-6977 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Automatic Investment Plan (AIP)

Once your account has been opened, you may make regular investments automatically in amounts of not less than $100 per month in Class A Shares of a Fund. You will need to complete the appropriate section of the application to do this, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payments, the Funds’ Transfer Agent will charge a $25 fee to your account. Any request to change or terminate your AIP should be submitted to the Transfer Agent five days prior to effective date. Call the Funds at (800) 387-6977 for further information. If you redeem shares purchased via the AIP within 15 days, the Transfer Agent may delay payment until it is assured that the purchase has cleared your account.

Processing Organizations

The Funds have agreements with the Distributor and Transfer Agent which provide that both parties will collaborate with the Adviser in order to oversee the various Processing Organizations that transact in the Funds’ shares. This collaboration may include, but is not limited to, the following services noted in the agreements:

•       reviewing dealer and shareholder servicing agreements with the goal of ensuring that Processing Organizations are abiding by their various responsibilities in complying with certain federal and state securities laws and Fund specific prospectus requirements;

•       identifying and reporting any suspicious or unusual activity; and

•       requesting certain information from Processing Organizations periodically (such as documentation that may help support fees paid by the Funds).

You may purchase shares of a Fund through a “Processing Organization” (for example, a mutual fund supermarket), which includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Funds and/or the

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Adviser. The Funds have authorized certain Processing Organizations to accept purchase and sale orders on their behalf. Before investing in a Fund through a Processing Organization, you should read any materials provided by the Processing Organization in conjunction with this Prospectus.

When you purchase shares in this way, the Processing Organization may:

•       charge a fee for its services;

•       act as the shareholder of record of the shares;

•       set different minimum initial and additional investment requirements;

•       impose other charges and restrictions; and

•       designate intermediaries to accept purchase and sale orders on the Funds’ behalf.

The Funds consider a purchase or sales order as received when an authorized Processing Organization, or its authorized designee, accepts the order in accordance with the Processing Organization’s procedures. These orders will be priced at a Fund’s NAV determined after such order is accepted. The Distributor and/or Transfer Agent, through use of selling and service agreements and other measures, will use its best efforts to ensure receipt by the processing organization prior to 4:00 p.m. (Eastern Time) and to protect the Funds from prohibited activity by brokers.

Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Funds. Certain Processing Organizations may receive compensation from the Funds the Adviser or their affiliates. See “Distribution and Shareholder Servicing Plans.”

Additional Information

If your purchase transaction is canceled due to nonpayment or because your wire, check or AIP does not clear, you will be responsible for any loss the Funds or their agents incur and you will be subject to a fee of $25.00. If you are an existing shareholder, shares will be redeemed from other accounts, if necessary, to reimburse the Fund and you will be liable for any losses or fees incurred by the Funds or its agents. In addition, you may be prohibited or restricted from making further purchases.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in the Fund may be transferred to the state.

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Investing in the Funds - Exchanging Your Shares

Exchanging Your Shares

Exchange Privilege

Shareholders may exchange shares of a Fund for shares of the appropriate class of any other Fund of the Aberdeen Global Investment Funds (with the exception of the International Equity Fund, which is limited to exchanges by existing shareholders of this fund) or the Aberdeen Select Opportunities Fund Inc. on any business day. This exchange privilege may be changed or canceled by the Funds at any time upon 60 days’ notice. The minimums for purchasing apply for exchanges. Please remember that exercising the exchange privilege consists of two transactions: a sale of shares in one fund and the purchase of shares in another such that an exchange may therefore have tax consequences. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to market close will be made at that day’s closing NAVs.

To exchange Class A or Class I shares, contact the Transfer Agent directly. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. A notary public cannot guarantee signatures. You should submit your written exchange request to the Transfer Agent at the address under “Purchase by Mail.” If you accepted telephone privileges on the account application, exchanges may be completed by telephone.  Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

The Funds’ Purchase Blocking Policy applies to purchases via exchange. See “Purchase Blocking Policy” below.

•                 Exchanges by Telephone

To exchange Class A or Class I shares by telephone:

•       Call (800) 387-6977.

•       Shares exchanged by telephone must adhere to the minimum investment requirements.

•        Exchange requests received after 4:00 p.m. (Eastern Time) will be processed using the NAV determined on the next business day.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

•       During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

•       The telephone exchange procedure may not be used to exchange shares for which certificates have been issued.

To exchange shares by telephone, you must have accepted telephone options on the account application. To authorize telephone exchanges after establishing your Fund account, send a signed written request, which may require an acceptable form of signature authentication, to the Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

•                 Exchanges by Mail

To exchange Class A or Class I shares by mail:

•       Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).

•       If certificates for the shares being exchanged have been issued, the signed certificates and a completed stock power form must accompany your written request.

•       For further information, call (800) 387-6977.

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Investing in the Funds - Excessive Purchases and Redemptions or Exchanges

Redeeming Your Shares

How to Redeem Shares

You may redeem shares of a Fund on any day the NYSE is open, through your financial intermediary. The price you receive is the NAV per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you on the next business day, but no later than seven days following redemption. However, if any portion of shares redeemed represents an investment made by check, payment of the proceeds may be delayed until the Transfer Agent is reasonably satisfied that the check has been cleared. This may take up to fifteen days from the purchase date. Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern Time) will be processed using the NAV per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests. Your right to redeem your shares could be suspended during certain circumstances.

•                 Redeeming Shares by Mail

To redeem Class A or Class I shares by mail:

Send a signed letter of instruction to: Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201- 0701. The letter of instruction should include the Fund Name, Shareholder Name, Account Number, the amount or shares to be redeemed and a signature guarantee if required.

•                 Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

•                 Signature guarantees are required for all written requests to redeem shares with a value of more than $100,000 or if the redemption proceeds are to be mailed to an address other than that shown in your account registration. Institutional accounts held in Class I shares are not required to provide a signature guarantee for redemptions exceeding $100,000. A signature guarantee may be required in additional situations as described under “Signature Guarantee Required.” A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds’ Transfer Agent.

•                 Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

•                 For further information, call (800) 387-6977.

•                 Redeeming Shares by Telephone

To redeem Class A or Class I shares by telephone:

•                 Call (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is typically closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

•                 Specify the amount of shares you want to redeem (minimum $500, maximum $100,000)(1)

•                 Provide the account name, as registered with the Funds, and the account number.

•                 Redemption proceeds either will be (i) mailed to you by check at the address indicated in your account registration, (ii) wired to an account at a commercial bank that you have previously designated or (iii) sent via electronic funds transfer through the Automated Clearing House (ACH) network to your pre-determined bank account. A $15.00 fee is charged to send proceeds by wire. This charge is subject to change without notice. Your bank may charge a fee to receive wired funds. There is no charge to send proceeds by ACH, however, credit may not be available for two to three days.

•                 During periods of unusual economic or market conditions, you may experience difficulty effecting telephone redemption. In that event, you should follow the procedures for redemption by mail, but send your written request by overnight courier to: Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

•                 The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

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•                 Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

(1)         Special consideration may be given to certain omnibus or retirement accounts.

To redeem Class A or Class I shares by telephone, you must have accepted telephone options on your Application. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Signatures may need to be guaranteed or authenticated by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds’ Transfer Agent. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.  For specific information, call (800) 387-6977. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice. Once a telephone transaction has been placed, it cannot be canceled or modified.

If shares have recently been purchased by check (including certified or cashiers check), the payment of redemption proceeds will be delayed until the purchase check has cleared, which may take up to 15 days.

Through the Systematic Withdrawal Plan (“SWP”)

If you have an account value of $10,000 or more in Class A shares of a Fund, you may redeem Class A shares on a monthly, quarterly or annual basis. The minimum withdrawal for Class A shares is $500. You may enroll in a SWP by completing the appropriate section on the Application. You may change your payment amount or terminate your participation by contacting the Transfer Agent five days prior to effective date.

Signature Guarantee Required

For your protection, a signature guarantee is required for Class A and Class I shares in the following situations:

•                 If ownership is being changed on your account

•                 When redemption proceeds are payable or sent to any person, address or bank account not on record

•                 If a change of address request was received by the Transfer Agent within the last 15 days

•                 Any redemption of shares with a value of more than $100,000

Institutional accounts held in Class I shares are not required to provide a signature guarantee for redemptions exceeding $100,000.  In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

The Funds reserve the right, at their sole discretion, to waive any signature guarantee requirement.

Low Account Balances

The Funds may sell your Class A shares if your account balance falls below $1,000, as a result of redemptions you have made, but not as a result of a reduction in value from changes in the value of the shares. The Funds may exchange your Class I shares for Class A shares of a Fund if your account balance falls below the applicable minimum investment amount for Class I shares as a result of redemptions you have made. The Funds will let you know if your shares are about to be sold and you will have 60 days to increase your account balance to more than the minimum to avoid the sale or exchange of your Fund shares.

•                 Special consideration: Involuntary sales may result in sale of your Fund shares at a loss or may result in taxable investment gains.

Receiving Sale Proceeds

Redemption payment will typically be made on the next business day, but no later than the seventh business day, after receipt by the Funds’ Transfer Agent of the redemption request and any other necessary documents.

Redemptions In-Kind

Shares ordinarily will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that

55

does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

Excessive Purchases and Redemptions or Exchanges

The Funds’ Boards have adopted and implemented policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading

To the extent that the Funds or their agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of a Fund’s portfolio. For example, such practices may result in a Fund maintaining higher cash balances, using its line of credit to a greater extent, or engaging in more frequent or different portfolio transactions than it otherwise would. Increased portfolio transactions or greater use of the line of credit could correspondingly increase a Fund’s operating costs and decrease the Funds’ investment performance; maintenance of higher cash balances could result in lower Fund investment performance during periods of rising markets.

In addition, to the extent that a Fund significantly invests in foreign securities traded on markets which may close prior to the time the Fund determines its NAV (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the Funds’ valuation time that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Funds’ valuation time (referred to as time zone arbitrage).

High yield bonds (commonly known as junk bonds) may trade infrequently. Due to this fact, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. The Funds have procedures designed to adjust closing market prices of securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Funds’ valuation time. To the extent that a Fund does not accurately value securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Smaller capitalization stocks generally trade less frequently. Certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio, particularly in comparison to funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large or frequent redemption requests.

The Funds have procedures designed to adjust (or “fair value”) the closing market prices of securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the Funds’ valuation time. To the extent that a Fund imperfectly fair values securities as of its valuation time, investors engaging in price or time zone arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Policy Regarding Excessive or Short-Term Trading

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage and do not knowingly accommodate frequent purchases and redemptions of Fund shares. The Funds reserve the right to reject without prior notice any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason, including, among other things, the belief that such individual or group trading activity would be harmful or disruptive to a Fund.

The Funds have adopted a “purchase blocking policy” that is intended to prohibit a shareholder who has redeemed or exchanged out of a Fund’s shares having a value of greater than $5,000 from making an investment or exchange into the Fund for 30 calendar days after such transaction. Third-party intermediaries that hold client

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accounts as omnibus accounts with the Funds are required to implement this purchase blocking policy or another policy reasonably designed to achieve the objective of the purchase blocking policy.

Under the purchase blocking policy, a Fund does not prevent certain purchases and does not block certain redemptions, such as: systematic transactions where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan record keeper’s system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

The Funds employ procedures to monitor trading activity on a periodic basis in an effort to detect excessive or short-term trading activities. Under these procedures, various analytics are used to evaluate factors that may be indicative of excessive or frequent trading. Other than the purchase blocking policy described above, the Funds have not adopted a specific rule-set to identify such excessive short-term trading activity. However, as a general matter, the Funds may treat any pattern of purchases and redemptions over a period of time as indicative of excessive or short-term trading activity. If the Funds or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive or short-term trading activity, it may request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Funds or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity.

Third-party intermediaries that hold client accounts as omnibus accounts are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions in a manner that does not identify the particular underlying shareholder(s) to a Fund. If excessive trading is detected in an omnibus account, the Funds shall request that the financial intermediary take action to prevent the particular investor or investors from engaging in that trading. If the Funds determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive trading, the Funds may consider whether to terminate the relationship. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants may impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Funds generally may communicate with the financial intermediary and request that the financial intermediary take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds may not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading cannot eliminate the possibility that such trading activity in the Funds may occur. See “Excessive Purchases and Redemptions or Exchanges” in the SAI for further information. The Funds currently do not charge a redemption fee. The Funds reserve the right, however, to impose such a fee or otherwise modify this Policy Regarding Excessive or Short-Term Trading at any time in the future.

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Investing in the Funds - Distribution and Shareholder Services Plans

Householding Policy

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-387-6977 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Distribution and Shareholder Services Plans

Class A Shares

Each Fund has adopted a distribution and shareholder services plan under Rule 12b-1 of the 1940 Act for its Class A shares (the “Plans”). These Plans allow the Funds to pay distribution and other fees for the sale and distribution of its shares and for services provided to holders of Class A shares. Under the Plans, each Fund pays an annual fee of up to 0.25% of the average daily net assets of the Fund that are attributable to Class A shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees may increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Processing Organization Support Payments and Other Additional Compensation Arrangements

The financial adviser/Processing Organization through which you purchase your shares may receive all or a portion of Rule 12b-1 distribution and service fees described above. In addition, the Adviser or one or more of its affiliates (for purposes of this section only, collectively the Adviser), may make additional cash payments from their own resources, to certain Processing Organizations or other third parties as incentives to market the Fund shares or in recognition of their current or prior marketing, transaction processing and/or administrative services support. Such payments may also provide additional compensation to Processing Organizations or other third-parties that currently or in the past have sold, arranged for the sale or assisted in the sale of shares of the Funds. These payments may vary. This compensation from the Adviser is not reflected in the fees and expenses listed in the fee table section of this Prospectus.

The Adviser may make payments to key Processing Organizations that provide marketing support. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 0.25% of the net assets of each Fund attributable to the Processing Organization, on an annual basis. In addition, Processing Organizations may offer fund shares through specialized programs such as retirement programs, qualified tuition programs or bank trust programs. The Adviser may also make payments for administrative and marketing services provided by a Processing Organization relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser may pay or allow other promotional incentives or payments to Processing Organizations.

The Funds are aware that some intermediaries rebate to their clients or to other intermediaries some or all of the Rule 12b-1 fees and other payments they receive from the Funds and the Adviser. The Funds do not have sufficient information or authority to endorse or monitor these rebates.

Further details about the payments made by the Adviser and the services provided by your Processing Organization are set forth in the SAI. Your Processing Organization may charge you additional fees or commissions other than those disclosed in this Prospectus. You can ask your Processing Organization for information about any payments it receives from the Adviser and any services it provides, as well as about fees and/or commissions it charges.

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Distributions and Taxes

Distributions

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when income dividends are declared and paid for each Fund.

Fund	Dividends Declared and Paid
Select International Equity Fund	Annually
Select International Equity Fund II	Annually
Total Return Bond Fund	Monthly
Global High Income Fund	Monthly
Global Select Opportunities Fund	Annually

Distributions of any capital gains earned by a Fund are generally made at least annually.

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request to or call U.S. Bancorp at the address or telephone number shown on the back cover of this Prospectus.  Any changes should be submitted at least five days prior to the record date of the distribution.

Each Fund offers four distribution options:

•                  Reinvest dividends and capital gain distributions in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your dividends and distributions.

•                  Pay dividends in cash, reinvest capital gain distributions in additional shares of the Fund.

•                  Pay capital gain distributions in cash, reinvest dividends in additional shares of the Fund.

•                  Pay dividends and capital gain distributions in cash. The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds.

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV. All future distributions will be automatically reinvested in the shares of the Funds. No interest will accrue on amounts represented by uncashed distribution checks.

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Distributions and Taxes - Tax Information

Tax Information

Distributions: Each Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). Each Fund’s distributions may be subject to federal income tax whether you choose to reinvest such dividends in additional shares of a Fund or to receive cash. Each Fund expects to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

Any dividend or distribution received by a shareholder on shares of a Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

Ordinary Income: Income and short-term capital gains distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Long-Term Capital Gains: Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

•                  Tax on Sale of Shares: Selling your shares may cause you to incur a taxable gain or loss.

Statements and Notices: You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Funds and certain distributions paid by the Funds during the prior tax year.

•                  Special tax consideration: You should consult with your tax adviser to address your own tax situation.

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Financial Highlights

The Financial Highlights Tables are intended to help you understand a Fund’s financial performance for the past five years or since inception, if shorter. Certain information reflects financial results for a single Fund share. The “Total Return” indicates how much an investment in each respective Fund would have earned or lost, assuming all dividends and distributions had been reinvested.

This information for the year ended October 31, 2012 has been derived from the Financial Statements of each Fund that were audited by KPMG LLP, the Funds’ independent registered public accounting firm. You will find KPMG’s report and the Funds’ financial statements as of October 31, 2012 and for the periods then ended in the Funds’ annual report, which is available upon request.

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Aberdeen Global Select Opportunities Fund Inc.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net Asset Value, beginning of year	$33.90		$36.70		$32.55		$27.23	$47.02

Income (loss) from investment operations:
Net investment income (loss) (1)	0.17		(0.08)		(0.01)		0.27	0.32
Net realized and unrealized gain (loss) on investments	1.04		(2.72)		5.05		5.15	(20.03)
Total income (loss) from investment operations	1.21		(2.80)		5.04		5.42	(19.71)

Less distributions:
From net investment income	—		—		(0.89)		(0.10)	(0.08)
Total Distributions	—		—		(0.89)		(0.10)	(0.08)
Net Asset Value, end of year	$35.11		$33.90		$36.70		$32.55	$27.23
Total Return	3.54%		(7.60)%		15.65%		19.94%	(42.00)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$8,691		$10,223		$12,302		$17,703	$16,045
Ratio of net investment income (loss) to average net assets	0.49%		(0.21)%		(0.04)%		0.99%	0.79%
Ratio of net expenses to average net assets (2)(3)	1.40	%(4)	1.40	%(4)	1.40	%(4)	1.40%	1.45%
Ratio of net expenses to average net assets (2)	1.39	%(4)	1.40	%(4)	1.40	%(4)	1.40%	1.40%
Portfolio turnover rate	182%		147%		195%		320%	200%

(1)         Based on average shares outstanding during the period.

(2)         The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such an action not been taken, the operating expenses ratios would have been:

Ratio of gross expenses to average net assets (3)	2.33	%(4)	1.79	%(4)	1.78	%(4)	1.89%	1.75%
Ratio of gross expenses to average net assets	2.32	%(4)	1.79	%(4)	1.78	%(4)	1.89%	1.70%

(3)         Expense ratio without taking into consideration any expense reductions related to custody offset arrangements.

(4)         Includes interest expense that amounts to less than 0.01%.

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	Class I
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net Asset Value, beginning of year	$34.20		$37.01		$32.80		$27.55	$47.45

Income (loss) from investment operations:
Net investment income (1)	0.25		0.01		0.07		0.35	0.39
Net realized and unrealized gain (loss) on investments	1.05		(2.74)		5.09		5.17	(20.10)
Total income (loss) from investment operations	1.30		(2.73)		5.16		5.52	(19.71)
Less distributions:
From net investment income	(0.02)		(0.08)		(0.95)		(0.27)	(0.19)
Total Distributions	(0.02)		(0.08)		(0.95)		(0.27)	(0.19)
Net Asset Value, end of year	$35.48		$34.20		$37.01		$32.80	$27.55
Total Return	3.82%		(7.40)%		15.94%		20.23%	(41.68)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$11,431		$36,851		$63,354		$50,021	$47,518
Ratio of net investment income to average net assets	0.73%		0.04%		0.21%		1.27%	0.98%
Ratio of net expenses to average net assets (2)(3)	1.15	%(4)	1.15	%(4)	1.15	%(4)	1.15%	1.20%
Ratio of net expenses to average net assets (2)	1.14	%(4)	1.15	%(4)	1.15	%(4)	1.15%	1.15%
Portfolio turnover rate	182%		147%		195%		320%	200%

(1)         Based on average shares outstanding during the period.

(2)         The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such an action not been taken, the operating expenses ratios would have been:

Ratio of gross expenses to average net assets (3)	1.77	%(4)	1.42	%(4)	1.44	%(4)	1.50%	1.45%
Ratio of gross expenses to average net assets	1.76	%(4)	1.42	%(4)	1.44	%(4)	1.50%	1.40%

(3)         Expense ratio without taking into consideration any expense reductions related to custody offset arrangements.

(4)         Includes interest expense that amounts to less than 0.01%.

63

Aberdeen Select International Equity Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net Asset Value, beginning of year	$24.55		$28.87		$28.20		$24.46 †	$51.95

Income (loss) from investment operations:
Net investment income (1)	0.30		0.19		0.27		0.26	0.52
Net realized and unrealized gain (loss) on investments	(0.62)		(4.00)		2.48		3.94	(22.03)
Total income (loss) from investment operations	(0.32)		(3.81)		2.75		4.20	(21.51)
Less distributions:
From net investment income	(0.39)		(0.51)		(2.08)		(0.46)	(0.72)
From net realized gains on investments	—		—		—		—	(5.26)
Total Distributions	(0.39)		(0.51)		(2.08)		(0.46)	(5.98)
Net Asset Value, end of year	$23.84		$24.55		$28.87		$28.20	$24.46 †
Total Return	(1.14)%		(13.49)%		10.06%		17.62%	(46.49)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$877,738		$2,059,255		$3,692,638		$4,368,400	$4,884,851
Ratio of net investment income to average net assets	1.30%		0.65%		1.00%		1.09%	1.31%
Ratio of net expenses to average net assets (2)	1.25	%(3)	1.29	%(3)	1.28	%(3)	1.26%	1.22%
Ratio of net expenses to average net assets (4)	1.23	%(3)	1.29	%(3)	1.28	%(3)	1.21%	1.13%
Portfolio turnover rate	35%		41%		105%		201%	55%

(1)         Based on average shares outstanding during the period.

(2)         Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(3)         Includes interest expense that amounts to less than 0.01%.

(4)         The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 1.24%, 1.30%, 1.28%, 1.21% and 1.13% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

†                 The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund Class A shares was $24.44. The NAV above has been restated to correct an error which was identified subsequent to the close of the fiscal year.

64

	Class I
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net Asset Value, beginning of year	$25.20		$29.64		$28.89		$25.09 †	$53.15

Income (loss) from investment operations:
Net investment income (1)	0.36		0.28		0.35		0.33	0.63
Net realized and unrealized gain (loss) on investments	(0.64)		(4.13)		2.55		4.03	(22.60)
Total income (loss) from investment operations	(0.28)		(3.85)		2.90		4.36	(21.97)
Less distributions:
From net investment income	(0.48)		(0.59)		(2.15)		(0.56)	(0.83)
From net realized gains on investments	—		—		—		—	(5.26)
Total Distributions	(0.48)		(0.59)		(2.15)		(0.56)	(6.09)
Net Asset Value, end of year	$24.44		$25.20		$29.64		$28.89	$25.09 †
Total Return	(0.93)%		(13.31)%		10.37%		17.91%	(46.37)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,138,838		$3,687,999		$5,790,307		$6,389,926	$6,878,409
Ratio of net investment income to average net assets	1.51%		0.95%		1.26%		1.36%	1.56%
Ratio of net expenses to average net assets (2)	1.02	%(3)	1.05	%(3)	1.02	%(3)	1.01%	0.98%
Ratio of net expenses to average net assets (4)	1.00	%(3)	1.05	%(3)	1.02	%(3)	0.95%	0.89%
Portfolio turnover rate	35%		41%		105%		201%	55%

(1)         Based on average shares outstanding during the period.

(2)         Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(3)         Includes interest expense that amounts to less than 0.01%.

(4)         The net expenses of the Fund reflect a waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 1.01%, 1.05%, 1.02%, 0.95% and 0.89% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

†                 The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund Class I shares was $25.07. The NAV above was restated to correct an error which was identified subsequent to the close of the fiscal year end

65

Aberdeen Select International Equity Fund II

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net Asset Value, beginning of year	$10.46		$12.18		$11.62		$10.15 †	$18.31

Income (loss) from investment operations:
Net investment income (1)	0.12		0.07		0.11		0.09	0.19
Net realized and unrealized gain (loss) on investments	(0.05)		(1.56)		1.00		1.71	(7.94)
Total income (loss) from investment operations	0.07		(1.49)		1.11		1.80	(7.75)
Less distributions:
From net investment income	(0.15)		(0.23)		(0.55)		(0.33)	(0.14)
From net realized gains on investments	—		—		—		—	(0.27)
Total Distributions	(0.15)		(0.23)		(0.55)		(0.33)	(0.41)
Net Asset Value, end of year	$10.38		$10.46		$12.18		$11.62	$10.15 †
Total Return	0.91%		(12.61)%		9.75%		18.23%	(43.18)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$278,360		$1,310,435		$2,156,072		$2,146,222	$1,309,002
Ratio of net investment income to average net assets	1.21%		0.54%		0.98%		0.87%	1.25%
Ratio of net expenses to average net assets (2)	1.32	%(3)	1.28	%(3)	1.29	%(3)	1.27%	1.28%
Ratio of net expenses to average net assets (4)	1.30	%(3)	1.28	%(3)	1.28	%(3)	1.24%	1.21%
Portfolio turnover rate	34%		51%		123%		205%	89%

(1)         Based on average shares outstanding during the period.

(2)         Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(3)         Includes interest expense that amounts to less than 0.01%.

(4)         The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 1.31%, 1.29%, 1.28%, 1.25% and 1.21% for the years ended October 31, 2012, 2011, 2010, 2009, and 2008, respectively.

†                 The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund II Class A shares was $10.16.

66

	Class I
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net Asset Value, beginning of year	$10.54		$12.27		$11.70		$10.22 †	$18.42

Income (loss) from investment operations:
Net investment income (1)	0.14		0.10		0.14		0.12	0.23
Net realized and unrealized gain (loss) on investments	(0.04)		(1.57)		1.01		1.72	(7.99)
Total income (loss) from investment operations	0.10		(1.47)		1.15		1.84	(7.76)
Less distributions:
From net investment income	(0.19)		(0.26)		(0.58)		(0.36)	(0.17)
From net realized gains on investments	—		—		—		—	(0.27)
Total Distributions	(0.19)		(0.26)		(0.58)		(0.36)	(0.44)
Net Asset Value, end of year	$10.45		$10.54		$12.27		$11.70	$10.22 †
Total Return	1.11%		(12.31)%		9.99%		18.59%	(43.03)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$806,052		$3,666,631		$6,355,205		$6,985,273	$5,218,728
Ratio of net investment income to average net assets	1.33%		0.79%		1.23%		1.18%	1.48%
Ratio of net expenses to average net assets (2)	1.02	%(3)	1.04	%(3)	1.05	%(3)	1.02%	1.00%
Ratio of net expenses to average net assets (4)	1.01	%(3)	1.04	%(3)	1.04	%(3)	0.98%	0.93%
Portfolio turnover rate	34%		51%		123%		205%	89%

(1)         Based on average shares outstanding during the period.

(2)         Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(3)         Includes interest expense that amounts to less than 0.01%.

(4)         The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratio would have been 1.01%, 1.04%, 1.04%, 0.99% and 0.93% for the years ended October 31, 2012, 2011, 2010, 2009, and 2008, respectively.

†                 The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for International Equity Fund II Class I shares was $10.23.

67

Aberdeen Total Return Bond Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$14.02	$14.24	$13.51	$12.21	$13.41

Income (loss) from investment operations:
Net investment income (1)	0.34	0.55	0.52	0.51	0.57
Net realized and unrealized gain (loss) on investments	0.56	0.18	0.69	1.54	(1.07)
Total income (loss) from investment operations	0.90	0.73	1.21	2.05	(0.50)
Less distributions:
From net investment income	(0.49)	(0.47)	(0.48)	(0.62)	(0.70)
From net realized gains on investments	(0.26)	(0.48)	—	(0.13)	—
Total Distributions	(0.75)	(0.95)	(0.48)	(0.75)	(0.70)
Net Asset Value, end of year	$14.17	$14.02	$14.24	$13.51	$12.21
Total Return	6.64%	5.49%	9.16%	17.27%	(4.01)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$247,217	$271,444	$319,782	$331,224	$302,869
Ratio of net investment income to average net assets	2.47%	3.96%	3.77%	3.98%	4.27%
Ratio of net expenses to average net assets (2)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of net expenses to average net assets (3)	0.69%	0.69%	0.69%	0.69%	0.69%
Portfolio turnover rate (4)	236%	219%	193%	289%	341%

(1)         Based on average shares outstanding during the period.

(2)         Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(3)         The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 0.69%, 0.71%, 0.70%, 0.69% and 0.72% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

(4)         The portfolio turnover rate not including TBA transactions was 156%, 180%, 164%, 159% and 238% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

68

	Class I
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$13.91	$14.16	$13.47	$12.20	$13.43

Income (loss) from investment operations:
Net investment income (1)	0.38	0.58	0.55	0.54	0.57
Net realized and unrealized gain (loss) on investments	0.55	0.18	0.69	1.53	(1.04)
Total income (loss) from investment operations	0.93	0.76	1.24	2.07	(0.47)
Less distributions:
From net investment income	(0.55)	(0.53)	(0.55)	(0.67)	(0.76)
From net realized gains on investments	(0.26)	(0.48)	—	(0.13)	—
Total Distributions	(0.81)	(1.01)	(0.55)	(0.80)	(0.76)
Net Asset Value, end of year	$14.03	$13.91	$14.16	$13.47	$12.20
Total Return	6.97%	5.79%	9.39%	17.56%	(3.84)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,849,138	$1,498,733	$1,305,839	$1,238,512	$963,045
Ratio of net investment income to average net assets	2.73%	4.20%	4.01%	4.26%	4.27%
Ratio of net expenses to average net assets (2)	0.41%	0.44%	0.44%	0.43%	0.44%
Ratio of net expenses to average net assets (3)	0.41%	0.44%	0.44%	0.44%	0.44%
Portfolio turnover rate (4)	236%	219%	193%	289%	341%

(1)         Based on average shares outstanding during the period.

(2)         Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(3)         The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 0.41%, 0.45%, 0.44%, 0.43% and 0.46% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

(4)         The portfolio turnover rate not including TBA transactions was 156%, 180%, 164%, 159% and 238% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

69

Aberdeen Global High Income Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended October 31,
	2012		2011		2010	2009	2008
Net Asset Value, beginning of year	$10.14		$11.06		$10.28	$8.08	$11.05

Income (loss) from investment operations:
Net investment income (1)	0.73		0.77		0.82	0.71	0.68
Net realized and unrealized gain (loss) on investments	0.34		(0.62)		0.77	2.42	(3.00)
Total income (loss) from investment operations	1.07		0.15		1.59	3.13	(2.32)
Less distributions:
From net investment income	(0.74)		(0.79)		(0.81)	(0.78)	(0.65)
From net realized gains on investments	(0.16)		(0.28)		—	—	—
Return of capital	(0.01)		—		—	(0.15)	—
Total Distributions	(0.91)		(1.07)		(0.81)	(0.93)	(0.65)
Net Asset Value, end of year	$10.30		$10.14		$11.06	$10.28	$8.08
Total Return	11.22%		1.30%		16.08%	42.71%	(22.12)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$1,066,487		$1,308,597		$1,222,933	$715,541	$139,340
Ratio of net investment income to average net assets	7.26%		7.19%		7.70%	7.83%	6.67%
Ratio of net expenses to average net assets (2)	1.00	%(3)	1.01	%(3)	1.00%	1.01%	1.02%
Ratio of net expenses to average net assets (4)	0.99	%(3)	0.99	%(3)	1.00%	1.00%	1.00%
Portfolio turnover rate	62%		78%		57%	43%	28%

(1)         Based on average shares outstanding during the period.

(2)         Expense ratio without taking into consideration any expense reductions related to custody offset arrangements and recoupment of expense previously assumed by the Fund’s investment adviser.

(3)         Includes interest expense that amounts to less than 0.01%.

(4)         The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expenses ratios would have been 1.01%, 1.00%, 1.00%, 1.01% and 1.08% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

70

	Class I
	Year Ended October 31,
	2012		2011		2010	2009	2008
Net Asset Value, beginning of year	$9.72		$10.64		$9.90	$7.82	$10.71

Income (loss) from investment operations:
Net investment income (1)	0.73		0.76		0.82	0.70	0.69
Net realized and unrealized gain (loss) on investments	0.31		(0.59)		0.74	2.33	(2.90)
Total income (loss) from investment operations	1.04		0.17		1.56	3.03	(2.21)
Less distributions:
From net investment income	(0.74)		(0.81)		(0.82)	(0.79)	(0.68)
From net realized gains on investments	(0.16)		(0.28)		—	—	—
Return of capital	(0.02)		—		—	(0.16)	—
Total Distributions	(0.92)		(1.09)		(0.82)	(0.95)	(0.68)
Net Asset Value, end of year	$9.84		$9.72		$10.64	$9.90	$7.82
Total Return	11.49%		1.52%		16.39%	42.99%	(21.84)%

Ratios/Supplemental Data:
Net Assets, end of year (in 000’s)	$2,130,565		$2,077,865		$1,873,539	$934,054	$221,811
Ratio of net investment income to average net assets	7.53%		7.44%		7.96%	8.10%	6.93%
Ratio of net expenses to average net assets (2)	0.73	%(3)	0.74	%(3)	0.75%	0.76%	0.77%
Ratio of net expenses to average net assets (4)	0.73	%(3)	0.73	%(3)	0.75%	0.75%	0.75%
Portfolio turnover rate	62%		78%		57%	43%	28%

(1)         Based on average shares outstanding during the period.

(2)         Expense ratio without taking into consideration any expense reductions related to custody offset arrangements and recoupment of expense previously assumed by the Fund’s investment adviser.

(3)         Includes interest expense that amounts to less than 0.01%.

(4)         The net expenses of the Fund reflect a recoupment or waiver of fees by the Fund’s investment adviser. Had such action not been taken, the annualized operating expense ratios would have been 0.74%, 0.74%, 0.74%, 0.74% and 0.79% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

71

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

Annual/Semi-Annual Reports: The Funds’ Annual and Semi-Annual Reports to shareholders provide additional information about the Funds’ investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

The Funds’ Annual Report and the independent registered public accountant’s report are incorporated by reference in this Prospectus.

You can get free copies of the SAI, the Annual and Semi-Annual Reports, request other information about the Funds, and receive answers to your questions about the Funds by contacting the Transfer Agent at:

US Bancorp Fund Services, LLC
615 E. Michigan Street LC-3
Milwaukee, WI 53202
(800) 387-6977

You may also obtain copies of the Prospectus, SAI and Annual and Semi-Annual Reports of the Funds, and find more information about the Funds on the Internet at: www.aberdeen-asset.us.

The SEC maintains an Internet website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC’s Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C. 20549-1520 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

Investment Company Act File no. 811-6652

Investment Company Act File no. 811-6017

[AOE - ### - ###]

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2013 (as revised [            ], 2013)

ABERDEEN INVESTMENT FUNDS

Aberdeen Select International Equity Fund

Class A — BJBIX • Class I — JIEIX

Aberdeen Select International Equity Fund II

Class A — JETAX • Class I — JETIX

Aberdeen Total Return Bond Fund

Class A — BJBGX • Class I — JBGIX

Aberdeen Global High Income Fund

Class A — BJBHX • Class I — JHYIX

Aberdeen Global Select Opportunities Fund, Inc.

Class A — BJGQX • Class I — JGEIX

This Statement of Additional Information (“SAI”) is not a Prospectus, but it relates to the prospectus of the Aberdeen Investment Funds (formerly known as the Artio Global Funds) (the “Funds”) dated March 1, 2013 as revised May 22, 2013, as amended and supplemented from time to time (the “Prospectus”).

Financial Statements are incorporated by reference into this SAI from the Funds’ most recent Annual Report.

You can get a free copy of the Funds’ Prospectus or most recent annual and semi-annual reports to shareholders, request other information and discuss your questions about the Funds by contacting the Transfer Agent at:

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

(800) 387-6977

You can also obtain copies of the Prospectus, SAI and annual reports to shareholders from the Funds’ website at www.aberdeen-asset.us/aam.nsf/usRetail/literatureEquity (for Select International Equity Fund, Select International Equity Fund II and Global Select Opportunities Fund, Inc.) and www.aberdeen-asset.us/aam.nsf/usretail/literatureFixed (for Total Return Bond Fund and Global High Income Fund).

You can view the Funds’ Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission (“SEC”).

You can get text-only copies:

For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102. Telephone: 1-202-942-8090

E-mail address: publicinfo@sec.gov

Free from the SEC’s Internet website at www.sec.gov.

FUNDS’ HISTORY

Aberdeen Investment Funds (the “Trust”) is a Massachusetts business trust formed under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992, as amended in subsequent filings (the “Trust Agreement”). The Trust consists of four separate portfolios:

Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund II

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

Prior to May 22, 2013, the Aberdeen Select International Equity Fund was known as the Artio International Equity Fund, the Aberdeen Select International Equity Fund II was known as the Artio International Equity Fund, the Aberdeen Total Return Bond Fund was known as the Artio Total Return Bond Fund and the Aberdeen Global High Income Fund was known as the Artio Global High Income Fund.

Aberdeen Global Select Opportunities Fund Inc. is a Maryland corporation incorporated in Maryland pursuant to Articles of Incorporation dated May 23, 1990, as amended in subsequent filings. Aberdeen Global Select Opportunities Fund Inc. is an open-end investment company and consists of one portfolio, the Aberdeen Global Select Opportunities Fund Inc.  Prior to May 22, 2013, the Aberdeen Global Select Opportunities Fund Inc. was known as Artio Select Opportunities Fund Inc.

Aberdeen Asset Management Inc. (the “Adviser” or “Aberdeen”) serves as the investment adviser to the Funds.  The Adviser has selected Aberdeen Asset Managers Limited to serve as subadviser to the Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, and Aberdeen Global Select Opportunities Fund Inc. Aberdeen Fund Distributors LLC serves as the Funds’ principal distributor while U.S. Bancorp Fund Services, LLC serves as the Funds’ transfer agent. In addition, State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and fund accounting agent to the Funds.

The Prospectus, dated March 1, 2013 as amended May 22, 2013, provides the basic information investors should know before investing, and may be obtained without charge by calling U.S. Bancorp Fund Services, LLC, at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.

DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION

Each Fund is a diversified open-end management investment company.

PORTFOLIO INVESTMENTS

Select International Equity Fund

The Select International Equity Fund may invest in a wide variety of international equities and equity related securities issued anywhere in the world, normally excluding the United States. Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of issuers located anywhere in the world, normally excluding the U.S. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

The Fund may invest up to 35% of its net assets in emerging market securities.

The Fund also may invest in: adjustable, floating or variable rate instruments; Brady bonds; certificates of deposit and bankers acceptances; common stock; convertible securities; depositary receipts; exchange traded funds (ETFs); foreign commercial paper; foreign currencies; foreign sovereign debt; forward currency contracts; futures; illiquid securities and restricted securities; interests in publicly traded limited partnerships; loan participations and assignments; money market instruments; mortgage-backed securities and mortgage pass-through securities; non-investment grade debt (high-yield/high-risk bonds); options; pay-in-kind bonds and deferred payment securities; preferred stock; Real Estate Investment Trusts (REITs); repurchase agreements; reverse repurchase agreements; rights issues and warrants; securities of investment companies; short sales; special situation companies; strategic transactions, derivatives, and synthetic investments; stripped zero coupon securities/custodial receipts; temporary investments; U.S. government securities; and when-issued securities and delayed delivery.

The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies. However, the Fund may also invest in smaller, emerging growth companies.

The Adviser has informed the Board of the Fund that it will invest and market the Fund according to guidelines that will not require the Fund to register under the U.S. Commodities Exchange Act and be subject to the regulations of the U.S. Commodity Futures Trading Commission.

Select International Equity Fund II

The Select International Equity Fund II may invest in a wide variety of international equities and equity related securities issued anywhere in the world, normally excluding the United States. Under normal circumstances, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of issuers located anywhere in the world, normally excluding the U.S. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy. The Fund will typically invest in equity securities that are economically tied to foreign countries.

The Fund may invest up to 35% of its net assets in emerging market securities.

The Fund also may invest in: adjustable, floating or variable rate instruments; Brady bonds; certificates of deposit and bankers acceptances; common stock; convertible securities; depositary receipts; exchange traded funds (ETFs); foreign commercial paper; foreign currencies; foreign sovereign debt; forward currency contracts; futures; illiquid securities and restricted securities; interests in publicly traded limited partnerships; loan participations and assignments; money market instruments; mortgage-backed securities and mortgage pass-through securities; non-investment grade debt (high-yield/high-risk bonds); options; pay-in-kind bonds and deferred payment securities; preferred stock; Real Estate Investment Trusts (REITs); repurchase agreements; reverse repurchase agreements; rights issues and warrants; securities of investment companies; short sales; special situation companies; strategic transactions, derivatives, and synthetic investments; stripped zero coupon securities/custodial receipts; temporary investments; U.S. government securities; and when-issued securities and delayed delivery.

The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies.

The Adviser has informed the Board of the Fund that it will invest and market the Fund according to guidelines that will not require the Fund to register under the U.S. Commodities Exchange Act and be subject to the regulations of the U.S. Commodity Futures Trading Commission.

Total Return Bond Fund

The Total Return Bond Fund may invest in a wide variety of fixed-income securities issued anywhere in the world, including the United States. Under normal circumstances, the Fund will invest at least 80% of its net assets (including fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes) in investment grade bonds (i.e., fixed income investments consisting of bonds, debentures, notes and asset and mortgage-backed securities, and less than 5% of its net assets in below investment grade fixed income securities). The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank) and structured products such as mortgage-backed securities and asset-backed securities. The Fund also may use debt-like instruments such as structured notes. The Fund also may purchase debt obligations of U.S. or foreign corporations that are issued in a currency other than U.S. dollars. The Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including emerging market countries. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.

The Fund may invest in mortgage-backed and other asset-backed securities. As of October 31, 2012, the Total Return Bond Fund had 35.36% of its net assets invested in government sponsored mortgage-backed securities. The Fund also invests in to be announced (“TBA”) instruments in which there is a delayed cash settlement. TBA transactions are contracts used when purchasing or selling mortgage-backed securities that are delivered at a later date. The actual mortgage-backed security delivered to fulfill a TBA trade is not initially determined at the time of the trade, but conform to a predetermined set of stipulations. The actual mortgage pools are generally determined 48 hours prior to the established trade settlement date. In order to provide sufficient cover for its forward TBA obligations, the Fund will earmark cash or liquid securities equal to or greater than the purchase price value of the mortgage-backed securities until settlement date. To maximize potential returns, the Fund may reinvest cash in short-term securities some of which may be classified as asset-backed securities. As of October 31, 2012, the Fund had an additional 21.89% in other asset-backed securities.

Ordinarily, the Fund will invest in fixed income securities rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” or better by Standard & Poor’s Rating Service (“S&P”) or a comparable investment grade rating by a nationally recognized statistical rating organization. However, the Fund may continue to hold a security that has been downgraded to below investment grade provided that all below investment grade securities are less than 5% of its net assets. The Fund may invest in non-rated securities that have financial characteristics that are comparable and that are otherwise similar in quality to the rated securities it purchases. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. For a description of the rating systems of Moody’s and S&P, see the Appendix to this SAI.

The Fund may invest in securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (“Municipal Bonds”).

The Adviser will select investments among securities of particular issuers on the basis of its views as to the yield, duration, maturity, issue classification and quality characteristics of the securities, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed-income securities among various countries.

The Adviser has informed the Board of the Fund that it will invest and market the Fund according to guidelines that will not require the Fund to register under the U.S. Commodities Exchange Act and be subject to the regulations of the U.S. Commodity Futures Trading Commission.

To achieve its investment goal the Fund may use derivatives under certain market conditions. As of October 31, 2012, the Fund had 0% of its net assets invested in derivatives excluding foreign exchange contracts. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenTotalReturnBond for more current information on the Fund’s investments in derivatives. Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. Such derivatives may include the purchase or sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily. A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure. A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs).

Global High Income Fund

Under normal circumstances, the Global High Income Fund will invest at least 80% of its net assets (including high income related futures, options, swaps and other instruments with economic characteristics similar to the high-income producing instruments listed above as well as borrowings for investment purposes) in a diversified portfolio of high income producing instruments of issuers located throughout the world, including in emerging market countries. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

The Fund invests in high income producing instruments, such as high yield, high risk bonds rated at the time of purchase below BBB- by S&P or below Baa3 by Moody’s or below a comparable rating by another nationally recognized statistical rating organization or unrated bonds determined by the Adviser to be of comparable quality. The Fund seeks to derive returns from high income producing instruments as well as capital appreciation from such investments.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations,

such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may also invest in delayed funding loans and revolving credit facilities. Additionally, the Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or OTC. The Fund may purchase debt obligations denominated in U.S. dollars or foreign currencies. The Fund contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including emerging market countries. In order to seek to protect against a decline in value of the Fund’s assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under “Common Investment Strategies” below.  The Fund may invest in securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (“Municipal Bonds”).

Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities with ratings from a recognized rating agency other than S&P or Moody’s if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by S&P or Moody’s. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase. The Fund may invest in securities in the lowest rating category and securities in default or whose issuers have entered into bankruptcy proceedings (i.e., junk bonds). Ordinarily, the Fund will invest at least 60% of its net assets in securities of U.S. dollar-denominated securities. In addition, the Fund may invest 20% of its net assets in global equity securities.

The Adviser has informed the Board of the Fund that it will invest and market the Fund according to guidelines that will not require the Fund to register under the U.S. Commodities Exchange Act and be subject to the regulations of the U.S. Commodity Futures Trading Commission.

To achieve its investment goal the Fund may use derivatives under certain market conditions. As of October 31, 2012, the Fund had 0% of its net assets invested in derivatives excluding foreign exchange contracts. Please go to http://www.aberdeen-asset.us/doc.nsf/Lit/FactsheetUSOpenGlobalHighIncome for more current information on the Fund’s investments in derivatives. Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate).The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. Such derivatives may include the purchase and sale of futures contracts, forward contracts, nondeliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily. A forward contract is an obligation to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure. A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities and are prevalent in some countries where forward contract trading has been banned by the government. An option is the right to buy or sell a financial instrument at a specific price before a specific date. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments such as streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives payoff protection if an underlying financial instrument defaults. Warrants give the holder the right to purchase securities from an issuer at a fixed price within a certain time frame. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more factors such as currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and commodities.

The Fund may also invest in Exchange Traded Funds (ETFs).

Global Select Opportunities Fund

The Global Select Opportunities Fund may invest in a wide variety of equities and equity related securities issued anywhere in the world, including the United States. Under normal conditions, the Fund will invest at least 80% of its net assets (including equity related futures, options, swaps and other instruments as well as borrowings for investment purposes) in equity securities of global issuers. The Fund will provide shareholders with at least 60 days’ notice prior to any changes in this policy.

The Fund may invest without limit in the securities of issuers located in emerging markets.

The Fund also may invest in: adjustable, floating or variable rate instruments; Brady bonds; certificates of deposit and bankers acceptances; common stock; convertible securities; depositary receipts; exchange traded funds (ETFs); foreign commercial paper; foreign currencies; foreign sovereign debt; forward currency contracts; futures; illiquid securities and restricted securities; interests in publicly traded limited partnerships; investment grade debt securities; loan participations and assignments; money market instruments; options; Real Estate Investment Trusts (REITs); repurchase agreements; reverse repurchase agreements; rights issues and warrants; securities of investment companies; short sales; special situation companies; strategic transactions, derivatives, and synthetic investments; temporary investments; U.S. government securities; and when-issued securities and delayed delivery.

The Fund may invest in securities of any market capitalization.

COMMON INVESTMENT STRATEGIES

In attempting to achieve their investment objectives, each Fund may engage in some or all of the following investment strategies.

Asset-Backed Securities

The Total Return Bond Fund and Global High Income Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are pass-through securities meaning that principal and interest payments, net of expenses, made by the borrower on the underlying asset (such as credit card or automobile loan receivables) are passed to a Fund.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default refers to attempts to secure payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Total Return Bond Fund and Global High Income Fund generally will not pay any separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Losses in excess of anticipated levels or the failure of credit support, could adversely affect the return on an investment in such a security.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities’ weighted average life and may lower their return.

Bank Loans

The Global High Income Fund may invest in Bank Loans. Bank Loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund generally invests in floating rate loans directly through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (‘‘LIBOR’’). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. The lending rate could also be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in the Fund’s net asset value as a result of changes in interest rates.

When the Fund purchases an assignment, it generally assumes all the rights and obligations under the loan agreement and will generally become a ‘‘lender’’ for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated.

If the Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.

In the cases of the Fund’s investments in floating rate loans through participation interests, it may be more susceptible to the risks of the financial services industries. The Fund may also be subject to greater risks and delays than if the Fund could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to the Fund, it may be subject to loss of income and/or principal. Additionally, a Fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which the Fund may have to enforce its rights may not have the same interests as the Fund.

The borrower of a loan in which the Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income producing securities. Therefore, the Fund may have difficulty trading assignments and participations to third parties. There is also a potential that there is no active market to trade floating rate loans. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security.

Bank Obligations

Total Return Bond Fund and Global High Income Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive governmental regulations which may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Brady Bonds

Each Fund may invest in Brady Bonds.  Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan.  The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (“IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.”  Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing.  These policies and programs seek to promote the debtor country’s economic growth and development.  Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.  The Adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.  However, there can be no assurance that the Adviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.  Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.  Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.  The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves.  In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.  In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.  However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.  A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Investments in Brady Bonds, which are sovereign debt securities, involve special risks.  Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due.  In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.  In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue.  Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.  These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund.  Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative.  There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds.  All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Certificates of Deposit and Bankers’ Acceptances.

Each Fund may invest in certificates of deposit and bankers’ acceptances.  Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.  Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.

Common Stock

Each Fund, except Total Return Bond Fund, may invest in common stock.  A Fund may also receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock.  In such situations, a Fund will hold the common stock at the Adviser’s discretion.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, a Fund participates in the success or failure of any company in which it holds stock.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.  Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities and Bonds with Warrants Attached

The Select International Equity Fund, Select International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Select Opportunities Fund may invest in fixed-income obligations convertible into equity securities, and bonds issued as a unit with warrants. These Funds may invest in convertible securities which are comprised of both convertible debt and convertible preferred stock and may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities tend to provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

The Total Return Bond Fund may dispose of the common stock received upon conversion of a convertible security or exercise of a warrant as promptly as it can and in a manner that it believes reduce the risk to the Fund of a loss in connection with the sale. The Total Return Bond Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond.

Delayed Funding Loans and Revolving Credit Facilities

The Global High Income Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount.

Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Depository Receipts

The Select International Equity Fund, Select International Equity Fund II, Global High Income Fund and the Global Select Opportunities Fund may invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) or European Depository Receipts (“EDRs”) (collectively, “Depository Receipts”).

ADRs are receipts, typically issued by an U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Select International Equity Fund, Select International Equity Fund II, Global High Income Fund and the Global Select Opportunities Fund may invest in Depository Receipts through “sponsored” or “unsponsored” facilities if issues of such Depository Receipts are available and are consistent with the Fund’s investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Derivatives

The Funds may invest in various types of derivatives. Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate).The Funds typically use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Funds may invest in derivative instruments including the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), forward contracts, structured notes, and other equity-linked derivatives. A Fund may use derivative instruments for hedging (offset risks associated with an investment) purposes.  The Funds may also use derivatives for non-hedging purposes to seek to enhance returns. When a Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. A Fund may increase its use of derivatives in response to unusual market conditions.

Derivatives can be volatile and may involve significant risks, including:

Accounting risk — the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk —if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk — the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Operational risk — derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Tax risk — derivatives raise issues under Subchapter M of the Internal Revenue Code requirements for qualifications as a regulated investment company.

Valuation risk — depending on their structure, some categories of derivatives may present special valuation challenges.

Derivatives may generally be traded over-the-counter (‘‘OTC’’) or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. The CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions.

Emerging Markets

The Select International Equity Fund and Select International Equity Fund II may each invest up to 35% of net assets in emerging market securities. The Global Select Opportunities Fund may invest without limit in emerging market securities.  Each Fund’s respective investment in emerging market securities will remain consistent with its status as a diversified international equity fund in the case of the Select International Equity Fund and the Select International Equity Fund II and a diversified equity fund in the case of the Global Select Opportunities Fund. The Total Return Bond Fund and Global High Income Fund may also invest in securities of issuers located in emerging market countries. For the Select International Equity Fund, Select International Equity Fund II and Global Select Opportunities Fund, please go to www.aberdeen-asset.us for a current percentage of each Fund’s investments in emerging markets.

Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures.

In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more emerging market countries or regions where a Fund has invested a significant amount of its assets may have a greater effect on a Fund’s performance than it would in a more geographically diversified portfolio.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Funds’ assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Some investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.

European Sovereign Debt

European banks have historically held significant investments in the sovereign debt of European countries. Since late 2009, concern has been rising about the escalating government debt levels in certain European countries. More recently, the ratings agencies initiated a series of downgrades of the sovereign debt of various European countries. Troubled economies in Europe coupled with the European debt downgrades have increased concerns about the possibility of default. A government’s default on its debt could cause the value of securities held by the Funds to decline significantly.

Exchange Traded Funds (“ETFs”)

Each Fund may purchase ETFs to gain exposure to a portion of the U.S. or a foreign market. An ETF represents a relatively fixed portfolio of financial instruments designed to track a particular market index and are a type of investment company where shares are bought and sold on a financial exchange. The risks of owning shares of an ETF generally reflect the risks of owning the underlying financial instruments they are designed to track. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio financial instruments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component financial instruments of the index. In addition, a lack of liquidity in the trading of an ETF could result in that security being more volatile.

Fixed-Income Investments

The Select International Equity Fund, Select International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Select Opportunities Fund may invest in fixed-income securities. The performance of the debt component of a Fund’s portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund’s portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A Fund’s share price and yield will also depend, in part, on the quality of its investments. While U.S. government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. Such changes are reflected in a Fund’s share price to the extent of the Fund’s investment in such securities.

Foreign Commercial Paper

Each Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates.  The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding.  A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures.  While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.  A Fund will purchase such commercial paper for hedging purposes only, not for speculation.  A Fund believes that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign Currency Transactions

The Funds are permitted to invest in foreign securities and may engage in spot and forward foreign exchange contracts and also may purchase and sell options on currencies and purchase and sell currency futures and related options. The Funds may enter into forward foreign exchange contracts in order to lock in an exchange rate in connection with securities denominated in foreign currencies it has agreed to buy or sell (“transaction hedge”), or where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investment (‘‘anticipatory hedge’’). The Funds may also enter into forward foreign currency exchange contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark (“benchmark hedge”) rather than purchasing the underlying securities denominated in that currency, when deemed appropriate by the Adviser. See “Foreign Currency Exchange Contracts” below for additional information.

Spot FX Trading: The Funds may engage in foreign currency transactions on a spot (cash) basis at the rate prevailing in the currency exchange market at the time. The Funds typically engage in this activity to settle a securities trade or to enhance total return.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold as a hedge to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency in order to enhance return.

In general, the Funds cover their daily obligation requirements for outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund segregates cash. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the ear-marked or segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts. Whenever possible, a Fund will not earmark or segregate 144A securities.

Position Hedge: A Fund may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward foreign currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency and buying U.S. dollars or by participating in options or future contracts with respect to the currency. Such transactions do not eliminate fluctuations caused by changes in the local currency prices of security investments, but rather, establish an exchange rate at a future date. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the  hedged currencies, at the same time,  they tend to limit any potential gain which might result  should the value of such currencies increase. The Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. dollar.

Proxy-Hedge: A Fund may also enter into a position hedge transaction in a currency other than the currency being hedged (a “proxy hedge”). A Fund may enter into a proxy hedge if the Adviser believes there is a correlation between the currency being hedged and the currency in which the proxy hedge is denominated. The Adviser believes such proxy hedge transactions may be more cost-effective or provide greater liquidity than executing a similar hedging transaction by means of the currency being hedged. This type of hedging entails an additional risk beyond a direct position hedge because it is dependent on a stable relationship between the two currencies paired as proxies. Overall risk to a Fund may increase or decrease as a consequence of the use of proxy hedges.

Cross Hedge: If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to the lesser of some or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.

Currency Futures: A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve currency risk equivalent to currency forwards.

Currency Options: A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund may also write covered options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Risk Factors in Hedging Foreign Currency Risks: Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of a Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies may be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund may be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds’ ability to utilize forward contracts may be restricted.

Foreign Investments

All Funds may invest in the securities of foreign companies. Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since some Funds will be investing substantially in securities denominated in currencies other than the U.S. dollar, and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, these Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the U.S. dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund’s assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country or region, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country or region, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Some of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments, which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Some Funds may invest in the securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. In certain foreign countries there can be long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to some Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on a Fund’s liquidity, some Funds may be exposed to a significant amount of settlement risk.

The interest and dividends payable on the Funds’ foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Funds’ income. Additionally, the operating expenses of the Funds, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international or global funds.

With the exception of the Total Return Bond Fund, no Fund will invest more than 25% of its total assets in the securities of supranational entities.

Futures and Options

Futures and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. The contracts typically trade on exchanges and are cash settled without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date. The Select International Equity Fund, Select International Equity Fund II, Global High Income Fund and Global Select Opportunities Fund may enter into stock-index futures contracts and options thereon. The Select International Equity Fund, Select International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Select Opportunities Fund may enter into interest rate futures contracts and foreign currency futures contracts and options thereon. The Select International Equity Fund, Select International Equity Fund II and Global Select Opportunities Fund may enter into precious metal-related commodity futures contracts and options thereon. Options on futures trade on foreign as well as U.S. exchanges and OTC markets.

Currency futures are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it may not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but may not protect a Fund against price declines if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund’s investments denominated in that currency over time. Commodity futures contracts typically trade on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market.

The value of portfolio securities will exceed the value of the futures contracts sold by a Fund. Therefore, an increase in the value of the futures contracts could only mitigate but not completely offset the decline in the value of such Fund’s assets. No consideration is paid or received by a Fund upon entering into a futures contract. Upon entering into a futures contract, a Fund will be required to deposit in a segregated account with its custodian or approved Futures Commission Merchant (“FCM”) an amount of cash or other liquid assets equal to a portion of the contract amount. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable (a process known as “marking-to-market”). At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate such Fund’s existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. The use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities that are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, any increase in the value of the portion of such Fund’s securities being hedged may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance. In addition, in such situations, if a Fund has insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but may not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

Options Transactions. A  Fund may utilize up to 5% of its total assets to purchase put options on securities and instruments in which it may invest and an additional 5% of its total assets to purchase call options on securities and instruments in which it may invest. The 5% limits on calls and puts are based on the daily market value of each option. Such options are traded on foreign or U.S. exchanges or in the OTC market. Each Fund may write (sell) options to generate current income or as a hedge to reduce investment risk. A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by a Fund would not exceed 25% of its net assets. A Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the call options it has written. A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and unwind than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

The purchaser of a put option may compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, the purchaser of a call option may compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

Although a Fund will generally purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market for an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered Options Clearing Corporation (“Clearing Corporation”) and securities exchanges facilities inadequate. These inadequacies led to the implementation of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or other events that may interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to a Fund. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, a Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Additional risks exist with respect to certain of the U.S. government securities for which a Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, a Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

In addition to writing covered options for other purposes, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A Fund bears the risk that the prices of the securities being hedged may not move in the same amount as the hedge. Losses incurred in hedging transactions and the costs of these transactions will detract from a Fund’s performance.

Covered Option Writing. The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction is effected). Nevertheless, a Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

The Funds will write only covered options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Fund will either (1) earmark or segregate cash or liquid securities having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

Upon the exercise of a put option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to the excess of the security’s market value at the time of the option’s exercise over the greater of (i) the Fund’s acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

There can be no assurance that a Fund will be able to effect closing purchase transactions at a time when it wishes to do so. As discussed above under “Options on Securities,” to facilitate closing purchase transactions, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the OTC market. Option writing for the Funds may be limited by position and exercise limits established by securities exchanges and the Financial Industry Regulatory Authority (“FINRA”). Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code.

Options written by a Fund will ordinarily have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. A Fund may write in-the-money call options when the price of the underlying security is expected to remain flat or decline moderately during the option period or at-the-money call options when the price of the underlying security is expected to remain flat or advance moderately during the option period.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of a Fund as the writer of an option continues, such Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the securities exchange on which the option is written.

Each Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. Each Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Fund of options will depend on the Adviser’s ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Purchasing Put and Call Options on Securities. Each Fund may purchase put options on portfolio securities, commodities and other instruments in which it may invest. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs.

Each Fund may purchase call options on instruments in which it may invest in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. Each Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and a Fund will lose the premium paid for the option.

Options on Indices. The Select International Equity Fund, Select International Equity Fund II, Global High Income Fund, Total Return Bond Fund and Global Select Opportunities Fund may purchase and sell call and put options on securities and commodity indices in which it may invest. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market value of the securities included in the index. A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index. A Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increase in the value of securities to be acquired. A Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

Options on securities and commodities indices are similar to options on securities and commodities, respectively, except that the delivery requirements are different. In contrast to an option on a security or commodity, an option on a security or commodity index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security or commodity. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”

Options on Swap Agreements. A Fund may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon the exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Foreign Currency Options. Please refer to “Foreign Currency Transactions” on page 19.

Options on Futures Contracts

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates, commodities and securities markets by a Fund’s Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

Options on Interest Rate Futures Contracts. A Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

As contrasted with the direct investment in such a contract, the option gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds for calls or is less than for puts the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Funds.

Options on Foreign Currency Futures Contracts. The Select International Equity Fund, Select International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Select Opportunities Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. Each Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

High-Yield/High-Risk Bonds

The Global High Income Fund may invest all of its assets in high-yield/high-risk debt instruments. The Select International Equity Fund and Select International Equity Fund II may each invest in high-yield /high-risk debt instruments. High-yield/high-risk debt instruments typically carry lower credit ratings and involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when they are due. Such debt instruments may typically possess speculative characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

Illiquid Securities

Each Fund may purchase illiquid securities in an amount not to exceed 15% of its total assets. Illiquid securities are those securities that each Board or its delegate determines on an ongoing basis do not have an adequate trading market; or for other reasons are not readily resalable; or comprise securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

If illiquid securities exceed 15% of a Fund’s total assets after the time of purchase, the Adviser will take steps to reduce its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

Income Deposit Securities (“IDS”)

The Global High Income Fund may invest in IDS. IDS consist of two securities, common shares and subordinated notes of the issuer, which are “clipped” together. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. The distribution policies of IDS issuers are similar to those of REITs, master limited partnerships and income trusts, which distribute a significant portion of their free cash flow. IDSs are listed on a stock exchange, but initially the underlying securities are not. However, in time (typically in the range of 45 to 90 days after the closing of the offering), holders may unclip the components of the IDSs and trade the common shares and subordinated notes separately.

Interests in Publicly Traded Limited Partnership Interests

The Select International Equity Fund I, Select International Equity Fund II and Global Select Opportunities Fund may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Lending Portfolio Securities

Select International Equity Fund, Select International Equity Fund II, and Global Select Opportunities Fund are authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Fund’s securities may not exceed 33 1/3% of the Fund’s total assets. A Fund’s loans of securities will be collateralized by cash, letters of credit or U.S.

government securities that will be maintained at all times in a segregated account with such Fund’s custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower.

By lending its portfolio securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities in the form of substitute payments, by investing the cash collateral in short-term instruments or by obtaining a fee paid by the borrower when U.S. government securities are used as collateral. A Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must initially receive at least 102% cash collateral or equivalent securities from the borrower for U.S. securities and 105% cash collateral or equivalent securities from the borrower for foreign securities; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable compensation on the loan, as well as substitute payments for any dividends, interest or other distributions on the loaned securities; (5) the Fund may pay only reasonable lending agent and custodian fees in connection with the loan; and (6) the Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan for material events and vote the proxy if time permits.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement security by the time the replacement investment is purchased. Loans will be made only to parties deemed by State Street to have the ability to perform as a borrower and when, in the Adviser’s judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. Cash collateral may be invested in unaffiliated money market funds. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral. A Fund’s securities lending program may be temporarily suspended if a Board and/or the Adviser determine it to be in the best interests of a Fund’s shareholders.

Loan Participations and Assignments

A Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender.

When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary; however, the Fund may only be able to enforce its rights through the lender. The participation interests in which a Fund invests may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

For purposes of a Fund’s concentration limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund’s investment policies.  Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Participation interests in revolving credit facilities will be subject to the limitations discussed above. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Medium Company, Small Company and Emerging Growth Stocks

Investing in securities of medium-sized companies, small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss.  Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general.  Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices.  Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.

Money Market Investments

Each Fund may invest up to 20% of its net assets in short-term investment grade money market obligations. On occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of a Fund’s assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody’s or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody’s, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, a Fund could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including repurchase agreements with respect to such securities).

Mortgage Related Securities

The Select International Equity Fund, Select International Equity Fund II, Total Return Bond Fund and Global High Income Fund may invest in mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Agency-Mortgage-Related Securities: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Fannie Mae and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and FHLMC into conservatorship and the U.S. Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, enhanced the ability of each agency to meet its obligations. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Since 2009, Fannie Mae and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and FHLMC through its preferred stock purchases through 2012, no assurance can be given that the initiatives discussed above will ensure that Fannie Mae and FHLMC will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and FHLMC also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation or abolishment of the entities. Future legislative and regulatory action could alter the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and FHLMC, including any such mortgage-backed securities held by a Fund.

Fannie Mae Securities: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

See “Agency-Mortgage Related Securities” on page 29 above.

Federal Home Loan Mortgage Corporation Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

See “Agency-Mortgage Related Securities” on page 29 above.

Government National Mortgage Association Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities (“ARMs”) are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such Fund securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets minimum investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

See “Agency-Mortgage Related Securities” on page 29 above.

Municipal Bonds

The Total Return Bond Fund and the Global High Income Fund may invest in securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Prices and yields on Municipal Bonds are dependent on a variety of factors, including general credit conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner. Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

The Total Return Bond Fund and the Global High Income Fund may also invest in certain tax-exempt Municipal Bonds. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level and the security could decline significantly in value. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become taxable, possibly retroactively to the date the security was issued.

Non Deliverable Forwards

The Total Return Bond Fund and Global High Income Fund may invest in Non Deliverable Forwards (“NDF”). NDF is an outright forward or futures contract in which counterparties settle the difference between the contracted NDF price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities. NDFs are prevalent in some countries where forward contract trading has been banned by the government.

Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities

The Select International Equity Fund, Select International Equity Fund II, Total Return Bond Fund and Global High Income Fund may invest in PIK bonds and deferred payment securities.  PIK bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.  Deferred payment securities are often sold at substantial discounts from their maturity value.

PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Preferred Stock

The Select International Equity Fund, Select International Equity Fund II and the Global Select Opportunities Fund may invest in preferred stocks.  Preferred stocks, like some debt obligations, are generally fixed-income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends.  Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Private Placements

Each Fund other than the Total Return Bond Fund may purchase securities that are privately placed and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Eligible private placements may include, in addition to more traditional private placement securities, securities sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(1) and 4(2) of the 1933 Act (Section 4(1½) Securities) and also private investments in public equity (PIPE) transactions. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s net asset value.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often “restricted securities,” which are securities that cannot be sold to the public without registration under the 1933 Act, or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the 1933 Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, in privately negotiated transactions to a limited number of purchasers, in limited quantities, after they have been held for a specified period of time, and after other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an underwriter for purposes of the 1933 Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatization Vouchers

The Global High Income Fund may invest in privatization vouchers. Privatization vouchers are a method where citizens are given or can inexpensively buy a book of vouchers that represent potential shares in any state owned company. Voucher privatization has mainly been used in the early–to–mid 1990s in the transition economies of Central and Eastern Europe. Privatization vouchers may reflect distribution arrangements in which at least some shares of the ownership in state industrial enterprises could be transferred to private citizens for free. Organizations and enterprises may be prohibited from accepting privatization vouchers as instruments of payment for goods, services or work. However, privatization vouchers are otherwise negotiable instruments and they may be bought and sold on the market without restriction. At times, it also may be more difficult to determine the fair value of the vouchers for purposes of computing the net asset value of these Funds.

Real Estate Investment Trusts (“REITs”)

The Select International Equity Fund, Select International Equity Fund II, Global High Income Fund and Global Select Opportunities Fund may invest in shares of REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from Investment Company Act of 1940, as amended (the “1940 Act”).

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases. Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Real Estate Related Securities

Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing may be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code (the “Code”).

Repurchase and Reverse Repurchase Agreements

Each Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during such Fund’s holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the retail price provided in the agreement, including interest.

A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the Fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. To evaluate this risk, the Adviser has been delegated responsibility by each Board for monitoring the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements. A repurchase agreement is considered to be a loan under the 1940 Act. Under ordinary market conditions, a Fund, may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, a Fund may invest in these agreements without limit.

Rule 144A Securities, Section 4(1½) Securities and Section 4(2) Commercial Paper

Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”), sold pursuant to Section 4(2) of the 1933 Act (“4(2) Commercial Paper”), or sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(1) and 4(2) of the 1933 Act (“Section 4(1½) Securities”), as applicable.  A Rule 144A Security, a Section 4(1½) Security or 4(2) Commercial Paper may be considered illiquid and therefore subject to a Fund’s 15% limitation on the purchase of illiquid securities, unless each Board or its delegate determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities.

Securities of Other Investment Companies

Each Fund may invest in securities of other investment companies including ETFs to the extent permitted under the 1940 Act. Investment by a Fund in the securities of other investment companies would involve the payment of duplicative fees (those charged by the Fund and the investment company in which the Fund invests).

Short Sales “Against the Box”

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Total Return Bond Fund and Global High Income Fund may engage in short sales if at the time of the short sale such Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.”

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by such Fund’s custodian or qualified sub-custodian. While the short sale is open, a Fund will earmark or segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute such Fund’s long position. Not more than 10% of a Fund’s net assets (taken at current value) may be held as collateral for such short sales at any one time. Whenever possible, a Fund will not earmark or segregate 144A securities.

The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code.  In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There may be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Special Situation Companies

The Select International Equity Fund, Select International Equity Fund II, and Global Select Opportunities Fund may invest in special situation companies.  “Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.  The Adviser or sub-adviser(s) of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth.  There can be no assurance, however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Structured Notes

The Total Return Bond Fund and Global High Income Fund may invest in structured notes. Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency and currency baskets, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500) and precious metal-related instruments and other commodities. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

Swaps and Swap Related Products

Among the transactions into which the Total Return Bond Fund and Global High Income Fund may enter into are total return swaps, equity swaps, index swaps, interest rate swaps, currency swaps, certificates of deposit, caps, and floors (either on an asset based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the stream of periodic payments (or differentials in rates of return) earned or realized on predetermined financial instruments, which may be adjusted for an interest factor. The gross payments to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the payment on or increase in value of a particular U.S. dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities, including, but not limited to, in circumstances in which direct investment is restricted by local law or is otherwise prohibited or impractical. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. The underlying financial instrument is denominated in one currency but the instrument itself is settled in another currency at some fixed rate which provides exposure to a foreign asset but without the corresponding foreign exchange rate risk.

The Total Return Bond Fund and Global High Income Fund expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. A total return swap is a swap in which one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. If the total return is negative, then the party making periodic interest or dividend payments pays this amount to the other party. The parties have exposure to the return of the underlying stock or index, without having to hold the underlying assets. The profit or loss of the party making periodic interest or dividend payments is the same as actually owning the underlying asset. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. One party to an equity swap agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments from the other party based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. The parties to an equity swap do not make an initial payment and do not have any voting or other rights of a stockholder. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. Interest rate swaps involve the exchange by the with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Total Return Bond Fund and Global High Income Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements or otherwise affect how swaps are transacted. On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted which will result in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules proposed by the CFTC or SEC.

Credit Default Swaps: To the extent consistent with the Fund’s investment objective, the Total Return Bond Fund and Global High Income Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

The Total Return Bond Fund and Global High Income Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to a Fund. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

U.S. Government Securities

Each Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by a federal agency or instrumentality. The Funds also may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.  In August 2011, Standard & Poor’s lowered the U.S. credit rating from AAA to AA+.

Unrated Debt Securities

The Select International Equity Fund, Select International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Select Opportunities Fund may invest in unrated debt instruments of foreign and domestic issuers.

Variable Rate Instruments

The Select International Equity Fund, Select International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Select Opportunities Fund may invest in variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, the Funds will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. If an issuer of such instruments were to default on its payment obligations, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Warrants

The Select International Equity Fund, Select International Equity Fund II, and Global Select Opportunities Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or OTC. Over-the-counter equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. Over-the-counter warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an over-the-counter warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant. The Global High Income Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, global issuers that trade on an exchange or OTC. The Total Return Bond Fund may invest in interest rate warrants.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time a Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. Certain Funds may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

When-Issued Securities and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, ordinarily within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the extent the Fund is fully invested, these transactions will have the same effect on net asset value per share as leverage. A Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a “when, as and if issued” basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will earmark or segregate cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on a Fund’s net assets. Whenever possible, a Fund will not earmark or segregate 144A securities.

Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund’s expense ratio.  In addition, large redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

TEMPORARY DEFENSIVE POSITION

Each Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolios, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. It is impossible to predict whether, when or for how long a Fund will employ a defensive strategy and during such time, the respective Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

High rates of portfolio turnover can lead to increased taxable gains and higher expenses. Certain practices and circumstances could result in high portfolio turnover. For example, the volume of shareholder purchase and redemption orders, market conditions, or the Adviser’s investment outlook may change over time. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. The portfolio turnover rates for the Funds for each of the past two fiscal years are shown in the table below.

Fund Name	Portfolio Turnover Rate for the Fiscal Year Ended 10/31/11	Portfolio Turnover Rate for the Fiscal Year Ended 10/31/12
Select International Equity Fund	41%	35%
Select International Equity Fund II	51%	34%
Total Return Bond Fund	219%	236%
Global High Income Fund	78%	62%
Global Select Opportunities Fund	147%	182%

In an effort to utilize capital loss carry forwards, the Funds may engage in enhanced trading activity. This may result in additional trading costs, as well as increased portfolio turnover.

INVESTMENT LIMITATIONS

For the Total Return Bond Fund

The investment limitations numbered 1 through 11 have been adopted with respect to the Total Return Bond Fund as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.           Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.           Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3.           Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.           Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.           Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies.  The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

6.           Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

7.           Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

8.           Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9.           Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

10.    Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

11.    Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

For the Select International Equity Fund

The investment limitations numbered 1 through 12 have been adopted with respect to the Select International Equity Fund as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.                                      Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.                                      Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3.                                      Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.                                      Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.                                      Purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.                                      Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

7.                                      Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

8.                                      Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices, commodities and currencies and (b) purchase or write options on futures contracts.

9.                                      Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

10.                               Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

11.                               Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

12.                               Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

For the Select International Equity Fund II

The investment limitations numbered 1 through 10 have been adopted with respect to the Select International Equity Fund II as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1.              Borrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund’s total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund’s assets.

2.              Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3.              Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund’s net assets and enter into repurchase agreements.

4.              Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.              Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.              Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

7.              Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

8.              Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

9.              Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

10.       Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

11.       Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts; and (v) hold precious-metal commodities directly.

For the Global High Income Fund and the Global Select Opportunities Fund

The investment limitations below have been adopted with respect to the Global High Income Fund and the Global Select Opportunities Fund as fundamental policies and may not be changed with respect to each Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Funds may not:

1.              Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

2.              Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.              Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

4.              Purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industries.

5.              Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.              Purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

7.              Make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund’s net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

8.              Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

In addition, the Global Select Opportunities Fund may not:

with respect to 75% of the Global Select Opportunities Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Global Select Opportunities Fund would hold more than 10% of the voting securities of that issuer.

The following investment limitations have been adopted with respect to the Global High Income Fund as a non-fundamental operating policy. Non-fundamental investment limitations may be changed by the Board at any time without shareholder approval.

(i)             The Global High Income Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Global High Income Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques.

(ii)          The following activities will not be considered to be issuing senior securities with respect to the Global High Income Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Global High Income Fund’s assets to secure its borrowings; or (d) a pledge of the Fund’s assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

The following investment limitations have been adopted with respect to the Global Select Opportunities Fund as a non-fundamental operating policy. Non-fundamental investment limitations may be changed by the Board at any time without shareholder approval.

(i)             The Global Select Opportunities Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Global Select Opportunities Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques.

(ii)          The following activities will not be considered to be issuing senior securities with respect to the Global Select Opportunities Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage or hypothecation of the Global Select Opportunities Fund’s assets to secure its borrowings.

For All Funds

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction (except the limitations related to borrowings). It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds’ policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

DISCLOSURE OF THE FUNDS’ PORTFOLIO HOLDINGS

The Board has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers.  The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.  In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Funds’ or the Adviser’s or Subadviser’s fiduciary duties.  The Funds, the Adviser, Subadviser or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website.  The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of a Fund.

Each Fund posts onto the Funds’ internet site its securities holdings and its top ten portfolio holdings as of the end of each month.  Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and no earlier than 15 business days after the end of the previous month for fixed income funds.  The Funds also disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year.  Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.  Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Funds’ Chief Compliance Officer prior to such disclosure.  Exceptions to the portfolio holdings release policy described above can only be authorized by the Funds’ Chief Compliance Officer and will be made only when:

•                  A Fund has a legitimate business purpose and it is in the best interest of the fund to release portfolio holdings information in advance of release to all shareholders or the general public; and

•                  The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Funds, the Funds’ service providers may receive portfolio holdings information in advance of general release.  The service providers that may receive portfolio holdings information include the Adviser (Aberdeen Asset Management Inc.); Subadviser (Aberdeen Asset Managers Limited); independent registered public accounting firm (KPMG); custodian, fund accountant, administrator (State Street Bank and Trust Company); transfer agent (U.S. Bancorp); legal counsel (Howard & Majewski LLC); financial printer (Merrill and RR Donnelly) and proxy voting service (if applicable). The service providers are subject to express or implied duties to keep all portfolio holdings information that is not publicly available confidential and not to trade on such information. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services or portfolio analytics services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Funds’ Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

Pursuant to this policy, for the legitimate business purposes stated below, the Funds may enter into arrangements (and may enter into similar arrangements in the future) providing for more frequent than standard disclosure of portfolio holdings with the following: (1) vendors contracted by the Adviser to provide services relating to the Funds (such as translators, securities lending agents, statistical rating agencies, analytics firms engaged by the Adviser’s investment teams, proxy evaluation vendors, pricing services, credit rating agencies, or entities that provide back-office service functions for the Adviser); (2) reputable investment management industry consultants for the purpose of facilitating their evaluation of the Funds and the public dissemination of their views concerning the Funds in a manner similar to market data vendors; (3) consultants to: (a) separate account clients and prospects, (b) institutional fund shareholders and prospective shareholders and (c) retirement plans for the purpose of evaluating the capabilities of the Adviser in managing particular types of investment mandates; (4) industry trade groups such as the Investment Company Institute for the purpose of compiling and studying industry-wide data concerning mutual funds; and (5) analytical groups within brokerage firms or other intermediaries involved in the distribution of mutual fund shares for the purpose of performing initial and ongoing due diligence concerning the sale of the Funds through an intermediary’s system.  Additional categories involving legitimate business purpose may be added upon approval of each Board.

Each Fund may provide material non-public holdings information to third-parties that (i) calculate information derived from holdings either for use by the Adviser or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants and analytical groups within brokerage firms or other intermediaries), and (ii) enter into confidentiality agreements.  The entities that may receive the information for the Funds as described above are: Factset, Vestek, BNP Paribas, Charles River Systems, Inc., Elkins/McSherry LLC, KPMG, Houlihan Capital, LLC, Barrington Partners, Institutional Shareholder Services and Data Explorers. In addition, Yield Book, Inc. may receive complete portfolio holdings of Total Return Bond Fund daily. A Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

The Funds’ Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to each Board regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review.  Additionally, the Funds’ Chief Compliance Officer will provide quarterly reports to each Board listing persons or entities with whom the Funds or the Adviser has entered into Confidentiality Agreements with respect to Funds’ business during the quarter.  The policy also provides that in the event of a violation of the policy, each Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Funds’ portfolio holdings which will describe to whom and under what circumstances such disclosure was made.

MANAGEMENT OF THE FUNDS

BOARDS OF TRUSTEES AND DIRECTORS

Overall responsibility for management and supervision of the Funds rests with the Trustees, Directors and officers of the Funds. The Boards are composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. The Trustees or Directors approve all significant agreements between the Funds and the persons and companies that furnish services to the Funds, including agreements with its distributor, custodian, transfer agent, investment adviser, and administrator. The Adviser is responsible for running all of the operations of the Funds, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor, administrator, securities lending agent, commission recapture agent, audit and tax provider and legal counsel.

TRUSTEES, DIRECTORS AND OFFICERS

The names of the Trustees, Directors and officers of the Funds, their addresses, dates of birth, principal occupations during the past five years and other affiliations are set forth below. The Fund Complex, referred to in the charts below, is comprised of the four series of the Trust and the Global Select Opportunities Fund (“GSOF”).

Independent Trustees and Directors:

Name, Age(3) and Address	Positions, Term of Office(1) and Length of Time Served with the Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family Overseen by Trustee or Director	Other Directorships(2) Held During Past Five Years
Antoine Bernheim 59 330 Madison Avenue New York, NY 10017	Trustee of the Trust since November 2004; Director of GSOF since July 1990; Chairman of the Fund	President, Dome Capital Management, Inc., 1984 — present (investment advisory	5	None

Name, Age(3) and Address	Positions, Term of Office(1) and Length of Time Served with the Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Family Overseen by Trustee or Director	Other Directorships(2) Held During Past Five Years
	Complex since December 2008.	firm); Chairman, Dome Securities Corp., 1995 — 2012 (broker/dealer); President, The U.S. Offshore Funds Directory, 1990 - present (publishing)
Thomas Gibbons 65 330 Madison Avenue New York, NY 10017	Trustee of the Trust since November 2004; Director of GSOF since December 1993.	President, Cornerstone Associates Management, 1987 — present (consulting firm)	5	None
Cynthia Hostetler 50 330 Madison Avenue New York, NY 10017	Trustee of the Trust since September 2011; Director of GSOF since November 2010.	Member of the Board of Directors of the Edgen Group (energy) and TriLinc Global Impact Fund, 2012 — present; Vice President of Investment Funds, Overseas Private Investment Corporation, 2001 — 2009; President, First Manhattan Bancorporation, 1991 — 2006	5	Director, Edgen Group (NYSE: EDG) 2012 — present; Director, TriLinc Global Impact Fund, 2013 — present.
Robert S. Matthews 69 330 Madison Avenue New York, NY 10017	Trustee of the Trust since June 1992; Director of GSOF since June 2002.	Managing Partner, Matthews & Co. , 1990 — present (certified public accounting firm)	5	Trustee, Allstate Financial Investment Trust, 2008 - 2009, (investment company).
Peter Wolfram 59 101 Park Avenue New York, NY 10178	Trustee of the Trust since June 1992; Director of GSOF since November 2004.	Partner, Kelley Drye & Warren LLP, 1983 - present (law firm)	5	None

(1) Each Trustee/Director serves during the lifetime of the Trust/ GSOF or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders/stockholders and until the election and qualification of his or her successor. The current retirement age is 75.

(2) Directorships include public companies and any company registered as an investment company.

(3) Age calculated as of March 1, 2013.

Mr. Anthony Williams resigned as an Interested Director of the Fund on May 22, 2013.

Relevant Business and Mutual Fund Experience of Trustees/Directors

Antoine Bernheim: Mr. Bernheim is the independent Chairman of the Trust and the Global Select Opportunities Fund. He is an experienced business executive with service in business and finance since 1977. He is the President and founder of Dome Capital Management, Inc., a financial advisory firm, and was Chairman and founder of Dome Securities Corp., a broker-dealer from 1995 to 2012. Mr. Bernheim advises institutional and private investors and has been active in the sponsorship of and capital raising for hedge funds. He has served on the Trust’s Board of Trustees and its related Committees since 2004 and has served on the Global Select Opportunities Fund’s Board of Directors and its related Committees since 1990. He has many years of experience with the Funds’ operations and history. Mr. Bernheim is currently the Chairman of the Risk Management Oversight Committee and is also a member of the Compliance and Disclosure Committee and Nominating and Governance Committee.

Thomas J. Gibbons: Mr. Gibbons is an experienced business executive with service in consulting and sales and line management since 1971. He is the founder of Cornerstone Associates, a management consulting firm. He has served on the Trust’s Board of Trustees and its related Committees since 2004 and has served on the Global Select Opportunities Fund’s Board of Directors and its related Committees since 1993. He has many years of experience with the Funds’ operations and history. Mr. Gibbons has participated in numerous Independent Directors Council and Mutual Fund Directors Forum Panels dealing with Mutual Fund Director issues. Mr. Gibbons is currently the Chairman of the Compliance and Disclosure Committee and is also a member of the Risk Management Oversight Committee and Investment Management and Service Contracts Committee.

Cynthia Hostetler: Ms. Hostetler is an experienced business executive with service in banking and finance since 1993. She serves as a Director of the Edgen Group (NYSE: EDG), a global energy infrastructure company and TriLinc Global Impact Fund.  Ms. Hostetler has served as President of First Manhattan Bancorporation, a Kansas bank holding company, and was Vice President Investment Funds at the Overseas Private Investment Corporation (OPIC). She joined the Board of Directors for the Global Select Opportunities Fund and its related Committees in November 2010 and joined the Board of Trustees of the Trust and its related Committees in September 2011. Ms. Hostetler has many years of experience as a practicing corporate attorney with a knowledge of fund operations and emerging markets investments. Ms. Hostetler is currently the Chairwoman of the Investment Management and Service Contracts Committee and is also a member of the Risk Management Oversight Committee, Nominating and Governance Committee, and Audit and Valuation Committee.

Robert S. Matthews: Mr. Matthews is an experienced business executive who has practiced accounting since 1965. He was a partner at KPMG until 1989 when he left KPMG to start a new C.P.A. firm. He is the founder and managing partner of Matthews & Co., LLP, a certified public accounting firm. He served as a Trustee of the Allstate Financial Investment Trust, a registered investment company, for 1 year. He has served on the Trust’s Board of Trustees and related Committees since 1992 and has served on the Global Select Opportunities Fund’s Board of Directors and its related Committees since 2002. He has many years of experience with the Funds’ operations and history. Mr. Matthews is currently the Chairman of the Audit and Valuation Committee and is also a member of the Investment Management and Service Contracts Committee and Risk Management Oversight Committee.

Peter Wolfram: Mr. Wolfram is an experienced corporate business attorney who has practiced international corporate governance since 1984. He is a partner of Kelley Drye & Warren LLC, an international law firm based in New York, and advises multinational companies on their businesses and mergers and acquisition transactions. He has served on the Trust’s Board of Trustees and related Committees since 1992 and has served on the Global Select Opportunities Fund’s Board of Directors and its related Committees since 2004. He has many years of experience with the Funds’ operations and history. Mr. Wolfram is currently the Chairman of the Nominating and Governance Committee and is a member of the Risk Management Oversight Committee, Compliance and Disclosure Committee and Audit and Valuation Committee.

Board Leadership Structure and Risk Oversight

Since 2004 the Chairmen of the Funds’ Boards have been and continue to be independent trustees/directors. The current Chairman, Antoine Bernheim, is a recognized expert on hedge funds and has been involved in the investment management business for over 25 years. Since inception, the Funds’ Boards have been comprised of at least a majority of independent trustees/directors and remain committed to trustee/director independence.

Each Board has chosen to select different individuals as Chairman of the Board and as President of the Trust and Global Select Opportunities Fund. Mr. Bernheim serves as Chairman of the Board while Mr. Gary Marshall, Head of Americas of the Adviser, serves as President and Chief Executive Officer of the Trust and Global Select Opportunities Fund. The Boards believe that this leadership structure is appropriate, since Mr. Marshall provides the Boards with insight regarding the day-to-day management, while Mr. Bernheim provides an independent perspective on the general oversight.

The Boards oversee risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including, among other risks, investment, compliance, financial, operational, and valuation risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk). The Boards have established Risk Management Oversight Committees (the “RMOC”) to oversee the Funds’ risk management policies and procedures and investments in futures, swaps, options and other derivatives and complex financial instruments. The RMOC also reviews all new investment products and strategies proposed by the Adviser prior to approval of such by the Boards. In discharging its oversight responsibilities, the RMOC considers risk management issues throughout the year by reviewing monthly reports prepared by the Adviser. The Adviser provides a monthly report to the RMOC detailing statistical and other relevant information related to portfolio and operational risk including changes in risk profile. In addition, the Adviser provides an Enterprise Risk Report to the RMOC annually which details material risks concerning the Funds. The RMOC is comprised of all members of each Board and it consults with counsel to the Funds regularly. Meetings of the RMOC are conducted periodically during the year in order to discuss with the Adviser each Fund’s current portfolio and operational risk profile. The Board has determined that the Funds’ leadership and committee structure is appropriate because it enables the Board to effectively and efficiently fulfill its oversight responsibilities and it facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationship between the Funds, on the one hand, and the Adviser and certain other principal service providers, on the other.

In addition to the RMOC, each Board’s other committees assist in overseeing various types of risks relating to the Funds, including but not limited to, valuation risk, financial risk compliance risk and operational risk. The Boards receive reports from each committee regarding each committee’s area of responsibility and, through these reports and its regular interactions with management of the Adviser during and between meetings, reviews the Adviser’s risk management processes. The Boards review the fair value determinations of the Adviser through the Audit and Valuation Committees. Each Board has appointed a Chief Compliance Officer for the Funds (the “Fund CCO”) who provides a comprehensive written report annually and presents quarterly reports at the Boards’ regular meetings. Each Board receives regular reports from both the Fund CCO and administrator, detailing the results of the Funds’ compliance with its Board adopted policies and procedures, the investment policies and limitations, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues concerning the Funds with the Boards, soliciting the Boards’ input on many aspects of management, including potential risks to the Funds. The Boards’ Audit and Valuation Committees also receive reports on various aspects of risk that might affect the Funds and offers advice to management, as appropriate. The Boards also meet in executive session with counsel to the Funds, the Fund CCO and representatives of the Adviser, as needed. The Fund CCO also meets with the Boards in private without representatives of the Adviser or its affiliates present. Through these regular reports and interactions, the Boards oversee the risk management parameters for the Funds. In addition, through the Compliance and Disclosure Committee, the Boards review the Fund CCO’s process of reviewing each service provider’s compliance program, including any violations of the Code of Ethics, forensic testing by the Fund CCO, and any compliance matter brought to its attention.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s investment goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Boards RMOC or other Committees.

Officers of Funds:

The business address for each officer of the Funds, except Mr. Smith, Mr. James, Ms. Coop, Mr. McVoy and Mr. Kapner is Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The business address for Mr. Smith, Mr. James, and Ms. Coop is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Kapner is P.O. Box 388, Jericho, NY 17753-0388.

Name and Age(3)	Position and Term of Office(1),(2)	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years
Gary Marshall 52	President and Chief Executive Officer	Officer of the Trust since 2013; Officer of GSOF since 2013.

Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Greg Hopper 55	Vice President	Officer of the Trust since 2002; Officer of GSOF since 2002.	Senior Portfolio Manager, High Yield, Aberdeen since 2013. Prior to joining Aberdeen, Mr. Hopper served as Senior Vice President (2009 — 2013) and First Vice President of Artio Global (2002 — 2009).
Donald Quigley 48	Vice President	Officer of the Trust since 2001.	Senior Portfolio Manager, Aberdeen since 2013. Prior to joining Aberdeen, Mr. Quigley served as Senior Vice President and Head of Global Fixed-Income of Artio Global (2001 — 2013).
Ken Kapner 55	Vice President	Officer of the Trust since 2009; Officer of GSOF since 2009.	President, CEO, Financial Trainer and Consultant, Global Financial Markets Institute (1997 — present).
Timothy J. Clemens 37	Chief Financial Officer	Officer of the Trust since 2009; Officer of SOF since 2009.	Vice President, Artio Global (2009 — present). Prior to joining Artio Global, Mr. Clemens served as Vice President, The Bank of New York Mellon (2006-2009).
Alex Bogaenko 49	Treasurer	Officer of the Trust since 2005; Officer of SOF since 2005.	Vice President, Artio Global (2005 — present).
Victor J. Simon 44	Vice President	Officer of the Trust since 2010; Officer of SOF since 2010.	First Vice President, Artio Global (2006 — present).
Michael McVoy 55	Anti-Money Laundering and Identity Theft Officer	Officer of the Trust since 2004; Officer of GSOF since 2004.	Chief Compliance Officer for U.S. Bancorp (2002 — present) and Senior Vice President and Risk Manager for U.S. Bancorp (1999 — present).
Brian Smith 45	Assistant Treasurer	Officer of the Trust since 2007; Officer of GSOF since 2007.	Vice President, State Street Bank and Trust Company (2007 — present).
Tracie A. Coop 36	Assistant Secretary	Officer of the Trust since 2008; Officer of GSOF since 2008.	Vice President and Senior Counsel, State Street Bank and Trust Company (2007 — present).
David James 42	Assistant Secretary	Officer of the Trust since 2010; Officer of SOF since 2010.

Vice President and Managing Counsel, State Street Bank and Trust Company (2009 - present). Prior to joining State Street, Mr. James served as Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 - 2009).

Jeffrey Cotton 36	Chief Compliance Officer and Vice	Officer of the Trust since 2013; Officer of GSOF	Currently, Vice President and Head of Compliance — US for Aberdeen Asset

Name and Age(3)	Position and Term of Office(1),(2)	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years
	President	since 2013.

Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Andrea Melia 44	Assistant Treasurer	Officer of the Trust since 2013; Officer of GSOF since 2013.

Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy 39	Secretary and Vice President	Officer of the Trust since 2013; Officer of GSOF since 2013.

Currently, Head of Product Management for Aberdeen Asset Management Inc.  Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.   Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Lucia Sitar 41	Vice President	Officer of the Trust since 2013; Officer of GSOF since 2013.	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Alan Goodson 39	Vice President	Officer of the Trust since 2013; Officer of GSOF since 2013.

Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Hugh Young 55	Vice President	Officer of the Trust since 2013; Officer of GSOF since 2013.

Global Head of Equities and a member of the Executive Management Committee of Aberdeen Asset Management PLC (since 1991). He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991.

Name and Age(3)	Position and Term of Office(1),(2)	Length of Time Served As Fund Officer	Principal Occupation(s) During Past Five Years
Pamela Wade 42	Assistant Secretary	Officer of the Trust since 2013; Officer of GSOF since 2013.

Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007-2012).

(1) Each officer of the Global Select Opportunities Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.

(2) Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

(3) Age calculated as of March 1, 2013.

Share Ownership in the Fund Complex as of December 31, 2012

Name of Trustee/Director	Dollar Range of Equity Securities in the Trust	Dollar Range of Equity Securities in the Global Select Opportunities Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Fund Family
Disinterested Trustees/Directors
Antoine Bernheim	Select International Equity Fund II $10,001 - $50,000	None	$10,001 - $50,000
Thomas Gibbons	Select International Equity Fund II $1 - $10,000	$1 - $10,000	$10,001 - $50,000
Cynthia Hostetler	None	None	None
Robert S. Matthews	Select International Equity Fund over $100,000 Select International Equity Fund II $50,000 - $100,000 Global High Income Fund $1 - $10,000	$1 - $10,000	over $100,000
Peter Wolfram	None	$10,001 - $50,000	$10,001 - $50,000

The Funds have an Audit and Valuation Committee comprised of Trustees and Directors who are not “interested persons” of the Boards as defined by the 1940 Act (“Independent Board members”). The members of the Audit and Valuation Committee are Messrs. Matthews (Chairman), and Wolfram and Ms. Hostetler. As set forth in its charter, the primary duties of the Audit and Valuation Committee are: 1) to recommend to the Board the independent registered public accounting firm to be retained for the next fiscal year, 2) to meet with the Funds’ independent registered public accounting firms as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the officers to the Funds or the auditors, 4) to review and pre-approve the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in each Fund’s operations, 6) to review the findings of SEC examinations and consult with the Adviser on appropriate responses, 7) to make fair value determinations on behalf of the Board; and 8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit and Valuation Committee may deem necessary or appropriate.  The Audit and Valuation Committee meets at least quarterly. For the fiscal year ended October 31, 2012, the Audit and Valuation Committee met seven times.

The Funds have a Nominating and Governance Committee that is comprised of Messrs. Wolfram (Chairman), Bernheim and Ms. Hostetler, who are Independent Board members. As set forth in its charter, the Nominating and Governance Committee’s primary responsibilities are: 1) to evaluate and nominate candidates when there is a vacancy on the Board, 2) oversee the Funds’ corporate governance policies and programs, 3) periodically review the standards for Trustee and Director independence; 4) oversee the annual performance evaluation of the Board; 5) periodically review, evaluate and make recommendations with respect to all aspects of Trustee and Director compensation; 6) review and make recommendations with respect to Trustee and Director indemnification and insurance matters; 7) review and make recommendations with respect to Chief Compliance Officer compensation; and 8) monitor the performance of legal counsel employed by the Funds and the Independent Board members. The Nominating and Governance Committee meets as necessary. For the fiscal year ended October 31, 2012, the Nominating and Governance Committee met two times.

The Funds’ Nominating and Governance Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Trustees and Directors, including any recommendations proposed by shareholders, and presents recommendations to the Board. The Nominating and Governance Committee evaluates the candidates’ qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Funds’ Adviser and other principal service providers. The minimum qualifications and standards that the Funds seek for nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles.

The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Secretary of the Funds. Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“1934 Act”), to be considered by the Nominating and Governance Committee. In evaluating a candidate recommended by a shareholder, the Nominating and Governance Committee, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. The Nominating and Governance Committee also reviews the compensation arrangements for the Independent Board members.

The Funds have an Investment Management and Service Contracts Committee, which is comprised of Ms. Hostetler (Chairwoman) and Messrs. Gibbons and Matthews, who are Independent Board members. In addition to other responsibilities, the Investment Management and Service Contracts Committee shall: 1) gather and review information necessary to evaluate the terms of the advisory agreements on an annual basis prior to the submission of the advisory agreements to the full Board for approval; and 2) review contracts with the Funds’ service providers, including the Administrator, Custodian, Transfer Agent, and Distributor/Principal Underwriter, prior to submission to the full board for approval. The Investment Management and Service Contracts Committee meets as necessary. For the fiscal year ended October 31, 2012, the Investment Management and Service Contracts Committee met six times.

The Funds have a Compliance and Disclosure Committee, which is comprised of Messrs. Gibbons (Chairman), Bernheim and Wolfram, who are Independent Board members. In addition to other responsibilities, the Compliance and Disclosure Committee shall periodically review: 1) the Chief Compliance Officer’s process of reviewing each service provider’s compliance programs, including the Adviser; 2) any violations of the Code of Ethics; 3) any proposed plans of Fund mergers, sales, acquisitions, conversions or other similar transactions for the Funds or their Adviser; 4) any compliance matter brought to its attention; 5) all audits by and reply letters to the SEC; 6) forensic testing by the Chief Compliance Officer; 7) disclosures in the Funds’ registration statements, including any updates and supplements; 8) the Funds’ controls and procedures that are designed to ensure information required by the SEC to be disclosed in the Funds’ registration statements will be adequately disclosed to shareholders; and 9) any material matters of disclosure in the Funds’ financial statements, shareholder reports and proxy statements required by the SEC.  The Compliance and Disclosure Committee meets as necessary. For the fiscal year ended October 31, 2012, the Compliance and Disclosure Committee met one time.

The Funds have a Risk Management Oversight Committee, which is comprised of Messrs. Bernheim (Chairman), Gibbons, Matthews, and Wolfram and Ms. Hostetler. In addition to other responsibilities, the Risk Management Oversight Committee shall oversee the Funds’ risk management policies and procedures for the Funds’ investments and review all new products proposed for investment in the Funds. The Risk Management Oversight Committee meets as necessary. For the fiscal year ended October 31, 2012, the Risk Management Oversight Committee met two times.

With the exception of the Chief Compliance Officer of the Funds, no director, officer or employee of the Adviser, the Distributor, the Administrator, or any parent or subsidiary thereof receives any compensation from the Funds for serving as an officer, Trustee or Director. A portion of the Chief Compliance Officer of the Funds’ annual compensation may be paid by the Funds.

The following table shows the compensation paid to each Trustee or Director of the Funds who was not an affiliated person of the Funds for the fiscal year ended October 31, 2012.

Name of Trustee/Director	Antoine Bernheim	Thomas Gibbons	Harvey B. Kaplan (1)	Robert S. Matthews	Peter Wolfram	Cynthia Hostetler	Robert McGuire (2)

Compensation from the Trust	$183,036	$153,112	$153,112	$168,074	$153,112	$153,112	$38,260

Compensation from the Global Select Opportunities Fund	$464	$388	$388	$426	$388	$388	$115

Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	None	None	None	None	None	None	None

Estimated Annual Benefit Upon Retirement	None	None	None	None	None	None	None

Total Compensation from the Trust and the Global Select Opportunities Fund	$183,500	$153,500	$153,500	$168,500	$153,500	$153,500	$38,375

(1) Mr. Kaplan retired from the Boards effective September 12, 2012.

(2) Mr. McGuire retired from the Board effective December 8, 2011.

The Independent Board members are paid an annual retainer of $153,500 for their service to the Funds. The Funds also reimburse the Independent Board members for travel, out-of-pocket expenses related to meetings and mutual fund related conferences and seminars. The Chairman of the Funds receives $30,000 per annum in addition to the annual retainer. The Independent Board member, who serves as Chairman to the Audit Committees of the Funds, receives $15,000 per annum in addition to the annual retainer.

Global Financial Markets Institute Inc. has entered into an agreement with the Funds to provide consulting services with regard to risk management oversight and is paid an annual fee of $12,000 for its services. Kenneth Kapner, President and CEO of Global Financial Markets Institute Inc., also serves as a Vice President of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Effective May 22, 2013, Aberdeen Asset Management Inc. became the investment adviser to the Funds. Under the Investment Advisory Agreement with the Funds, Aberdeen manages the Funds in accordance with the policies and procedures established by the Board.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds.  Under the Investment Advisory Agreement, the Adviser is authorized to appoint a subadviser, subject to approval of the Board and shareholders, that have investment discretion to make determinations with respect to the investment of a Fund’s assets as assigned to the subadviser.  The Adviser is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, the Adviser does not intend to do so as a routine matter at this time.

Certain of the Funds are subadvised by Aberdeen Asset Managers Limited (“AAML”), an affiliate of the Adviser.  The Adviser and Subadviser are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $314.3 billion in assets as of December 31, 2012 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. In rendering investment advisory services, the Adviser, and AAML may use the resources of investment advisor subsidiaries of Aberdeen PLC. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the Aberdeen PLC affiliates, including the Funds, as associated persons of the Adviser or Subadviser.

The following Funds are subadvised:

Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund II

Aberdeen Global Select Opportunities Fund

Aberdeen Asset Management Inc.

Aberdeen pays the compensation of the officers of the Funds employed by Aberdeen.  Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Funds and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds.  In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Funds or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.  The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Board, or by vote of a majority of the outstanding voting securities of the Board, and, in either case, by a majority of the Trustees/Directors who are not parties to the Agreement or interested persons of any such party.  The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.  It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice.  The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen, located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, is wholly owned by Aberdeen PLC.

Under the terms of the Advisory Agreements, the Adviser is entitled to receive the following annual fee rates based on the average daily net assets:

Select International Equity Fund(1)	0.90% of the first $5.0 billion in average daily net assets;
0.88% on the next $2.5 billion; and
0.85% on daily net assets over $7.5 billion

(1)         Prior to April 18, 2012, the Fund’s adviser was entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the first $7.5 billion of average daily net assets of the Fund, 0.88% of the next $2.5 billion of average daily net assets of the Fund and 0.85% of the average daily net assets of the Fund over $10 billion.

Select International Equity Fund II(2)	0.90% of the first $5.0 billion in average daily net assets;
0.88% on the next $2.5 billion; and
0.85% on daily net assets over $7.5 billion

(2)         Prior to April 18, 2012, the Fund’s adviser was entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the first $7.5 billion of average daily net assets of the Fund, 0.88% of the next $2.5 billion of average daily net assets of the Fund and 0.85% of the average daily net assets of the Fund over $10 billion.

Total Return Bond Fund	0.35%

Global High Income Fund(3)	0.65% of the first $5.0 billion in average daily net assets
0.63% on the next $2.5 billion;
0.60% on the next $2.5 billion; and
0.59% on daily net assets over $10 billion

(3)         Prior to April 18, 2012, the Fund’s adviser was entitled to a fee for providing investment advisory services at the annual rate of 0.65% of the average daily net assets of the Fund.

Global Select Opportunities Fund	0.90%

Expense Limitation Agreements

Pursuant to various Expense Limitation Agreements, the Adviser has agreed to reimburse certain expenses of the Total Return Bond Fund, Global High Income Fund and Global Select Opportunities Fund, so that the total annual operating expenses of the Funds are limited to certain basis points of the average daily net assets of each Fund, as specified in the table below minus any Acquired Fund Fees and Expenses, which are expenses directly borne by the Funds through investments in certain pooled investment vehicles.  This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. These Funds have agreed to repay the Adviser for expenses reimbursed to the Funds provided that repayment does not cause these Funds’ annual operating expenses to exceed the expense limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. The Expense Limitation Agreement may only be terminated by the Boards. The Expense Limitation Agreement for each Fund will be in effect through February 28, 2014.

	Class A	Class I

Total Return Bond Fund	0.69%	0.44%
Global High Income Fund	1.00%	0.75%
Global Select Opportunities Fund	1.40%	1.15%

The Adviser agreed to waive a portion of its management fees for each of the Funds at the annual rate of 0.005% of the respective Fund’s average daily net assets. This waiver may be terminated at any time by the Board.

Prior to May 22, 2013, Artio Global Management LLC (“Artio Global”) was the Funds’ investment adviser. The following table states the fees paid to Artio Global pursuant to the advisory agreements in effect during the last three fiscal years ended October 31, for each of the Funds.

Select International Equity Fund	Gross	Waiver/Reimbursement*	Net
Year Ended 10/31/10	$88,789,480	$496,575	$88,292,905
Year Ended 10/31/11	$74,353,490	$414,300	$73,939,190
Year Ended 10/31/12	$31,900,292	$177,224	$31,723,068

Select International Equity Fund II	Gross	Waiver/Reimbursement*	Net
Year Ended 10/31/10	$78,754,270	$438,945	$78,315,325
Year Ended 10/31/11	$68,775,214	$382,759	$68,392,455
Year Ended 10/31/12	$24,323,375	$135,130	$24,188,245

Total Return Bond Fund	Gross	Waiver/Reimbursement*	Net
Year Ended 10/31/10	$5,838,876	$94,021	$5,744,855
Year Ended 10/31/11	$5,173,484	$106,845	$5,066,639
Year Ended 10/31/12	$6,941,858	$111,033	$6,830,825

Global High Income Fund	Gross	Waiver/Reimbursement*	Net
Year Ended 10/31/10	$16,466,441	$126,665	$16,339,776
Year Ended 10/31/11	$21,920,207	$298,287	$21,621,920
Year Ended 10/31/12	$21,326,219	$177,187	$21,149,032

Global Select Opportunities Fund	Gross	Waiver/Reimbursement*	Net
Year Ended 10/31/10	$673,820	$230,103	$443,717
Year Ended 10/31/11	$499,271	$119,265	$380,006
Year Ended 10/31/12	$267,497	$207,853	$59,644

The Adviser agreed to waive a portion of its investment advisory fee for each of the Funds at the annual rate of 0.005% of the respective Fund’s average daily net assets.

Subadviser

Effective May 22, 2013, Aberdeen Asset Managers Limited (“AAML”) became the subadviser to Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II and Aberdeen Global Select Opportunities Fund (the “Equity Funds”). Prior to May 22, 2013, the Equity Funds did not have a subadviser.

AAML, a Scottish corporation, is an affiliate of the Adviser.  AAML is located at Bow Bells House, 1 Bread Street London, England EC4M9HH.

Under the subadvisory agreements among the Equity Funds, the Adviser and the subadviser, and subject to the supervision of the Adviser and the Board, the subadviser manages the assets of each of the Equity Funds in accordance with each Fund’s investment objectives and policies.  The subadviser makes investment decisions for each Equity Fund and in connection with such investment decisions places purchase and sell orders for securities.  For the investment management services they provide to the Equity Funds, the subadviser is entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser as detailed below:

FUND	SUBADVISORY FEE
Select International Equity Fund	90%
Select International Equity Fund II	90%
Global Select Opportunities Fund	90%

The subadvisory fees for the Equity Funds are paid by the Adviser from the management fee it receives.

A discussion regarding the basis for the Boards approval of the investment advisory and subadvisory agreements of the Funds will be available in the Funds’ Semi-Annual Report to Shareholders for the period ended April 30, 2013.

SUBADVISORY FEES

Because the subadvisory arrangements did not go into effect until May 22, 2013, no subadvisory fees were paid by the Funds for the fiscal years ended October 31, 2012, 2011 and 2010.

Portfolio Managers

Appendix A contains the following information regarding the portfolio manager(s) identified in each Fund’s Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.  Information relating to each portfolio manager’s ownership in the Funds contained in this SAI that he or she manages, as part of the team, as of October 31, 2012, is set forth in the chart below.

Portfolio Manager	Portfolio	Dollar Range of Portfolio Shares Owned
Greg Hopper	Select International Equity Fund	$100,001 – $500,000
	Select International Equity Fund II	$10,001 – $50,000
	Total Return Bond Fund	$100,001 – $500,000
	Global High Income Fund	Over $1,000,000
	Global Select Opportunities Fund	$50,001 – $100,000
Donald Quigley	Select International Equity Fund	$100,001 – $500,000
	Select International Equity Fund II	$10,001 – $50,000
	Total Return Bond Fund	$50,001 – $100,000
	Global High Income Fund	$500,001 – $1,000,000
Stephen Docherty	Select International Equity Fund	None
	Select International Equity Fund II	None
	Global Select Opportunities Fund	None
Bruce Stout	Select International Equity Fund	None
	Select International Equity Fund II	None
	Global Select Opportunities Fund	None
Andrew McMenigall	Select International Equity Fund	None
	Select International Equity Fund II	None
	Global Select Opportunities Fund	None
Jamie Cumming	Select International Equity Fund	None
	Select International Equity Fund II	None
	Global Select Opportunities Fund	None
Samantha Fitzpatrick	Select International Equity Fund	None
	Select International Equity Fund II	None
	Global Select Opportunities Fund	None

ADMINISTRATOR AND CUSTODIAN

Pursuant to Administration Agreements and Custodian Agreements, State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator and Custodian to the Funds.

For its services as custodian and for administrative, fund accounting and other services, each Fund pays State Street an annual fee based on the Funds’ net assets equal to 0.01%. In addition, each Fund of the Trust pays an annual fee of $5,000 for each share class in excess of two. Proposed new funds are each subject to an annual minimum fee of $50,000 for domestic equity funds, $75,000 for domestic fixed income funds and $100,000 for international equity and international fixed income funds. This annual minimum fee will be waived for one year after the launch of a new fund. Fifty (50) percent of transaction fees (such as wire fees, foreign currency exchange fees and other ordinary processing fees related to purchase and sale of the Fund’s securities) will be waived for six (6) months after the launch of a new fund. Under each Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of a Fund, (b) holds and transfers portfolio securities on account of a Fund, (c) makes receipts and disbursements of money on behalf of a Fund, (d) collects and receives all income and other payments and distributions on account of a Fund’s portfolio securities and (e) makes periodic reports to each Board concerning the Funds’ operations.

The Boards of the Trust and Global Select Opportunities Fund have appointed State Street as the Funds’ foreign custody manager. State Street is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of a Fund, subject to the oversight of the each Board. The Boards have also delegated the responsibility of selecting, contracting with and monitoring foreign sub-custodians to Artio Global. The assets of the Funds are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit a Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. The Funds’ portfolios of non-U.S. securities are held by sub-custodians, which are approved by the Trustees or Directors or a foreign custody manager appointed by the Trustees or Directors in accordance with these rules. Each Board has appointed State Street to be its foreign custody manager with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian’s practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

The following table states the fees paid pursuant to the Administration Agreements and Custodian Agreements for the last three fiscal years ended October 31, for each of the Funds.

Select International Equity Fund	Gross	Custodial Offset Arrangement	Net
Year Ended 10/31/10	$9,839,222	$248,856	$9,590,366
Year Ended 10/31/11	$9,996,473	$56,058	$9,940,415
Year Ended 10/31/12	$2,102,511	$473,471	$1,629,040

Select International Equity Fund II	Gross	Custodial Offset Arrangement	Net
Year Ended 10/31/10	$7,713,027	$306,353	$7,406,674
Year Ended 10/31/11	$8,015,172	$59,670	$7,955,502
Year Ended 10/31/12	$1,647,611	$406,152	$1,241,459

Total Return Bond Fund	Gross	Custodial Offset Arrangement	Net
Year Ended 10/31/10	$821,849	$5,753	$816,096
Year Ended 10/31/11	$876,478	$16,825	$859,653
Year Ended 10/31/12	$366,550	$47,465	$319,085

Global High Income Fund	Gross	Custodial Offset Arrangement	Net
Year Ended 10/31/10	$1,067,856	$47,772	$1,020,084
Year Ended 10/31/11	$1,445,258	$432,471	$1,012,787
Year Ended 10/31/12	$754,842	$259,067	$495,775

Global Select Opportunities Fund	Gross	Custodial Offset Arrangement	Net
Year Ended 10/31/10	$228,855	$0	$228,855
Year Ended 10/31/11	$198,382	$69	$198,313
Year Ended 10/31/12	$63,347	$2,918	$60,429

COMPLIANCE SUPPORT SERVICES

Pursuant to Chief Compliance Officer Support Services Agreement, Foreside Compliance Services, LLC (“Foreside”), located at Three Canal Plaza, Portland, Maine 04101, provides compliance support services to the Chief Compliance Officer on behalf of the Funds. Prior to December 16, 2011, such support services to the Funds were provided by State Street. For the fiscal year ended October 31, 2012, the Funds paid $40,551 for the compliance support services provided by Foreside.

DISTRIBUTOR

Effective May 22, 2013, the Funds and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into to a distribution agreement whereby Aberdeen Fund Distributors LLC will act as principal underwriter for the Funds’ shares.  The principal business address of Aberdeen Fund Distributors LLC is 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Funds.  The distributor has no obligation to sell any specific quantity of Fund shares.  Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Board or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees/Directors who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.  The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares.  The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the

Funds.  If applicable to a class of the Funds’ Shares as described below, the distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Shareholder Services Plans described below.

Prior to May 22, 2013, Quasar Distributors, LLC (“Quasar”) served as the Distributor to the Funds.  Quasar was paid a fixed annual fee for services rendered to the Trust and GSOF (the “Fixed Fee”). The Fixed Fee was equally paid by the Class A Shares of the Funds out of their Rule 12b-1 fees under the Distribution and Shareholder Services Plan (collectively the “Plans”) and the Adviser. The portion paid by the Plans was allocated to each portfolio series of the Funds based upon the pro-rata asset value of each portfolio’s Class A Share assets in the Funds. Marketing and distribution expenses other than the Fixed Fee which are paid to the Distributor are borne by the Adviser and the Plans based upon the pro-rata asset value of each Fund’s Class I and Class A shares.

The Funds may enter into distribution agreements, shareholder servicing agreements or administrative agreements (“Agreements”) with certain financial institutions (“Processing Organizations”) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (“Customers”) who are beneficial owners of shares of the Funds. A Processing Organization (for example, a mutual fund supermarket) includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Funds and/or the Adviser. A Processing Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Processing Organization and the Customer, with respect to the cash management or other services provided by the Processing Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets).  A Customer of a Processing Organization should read the Prospectus and SAI in conjunction with the service agreements and other literature describing the services and related fees that will be provided by the Processing Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the services of Processing Organizations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted a Distribution and Shareholder Services Plan (collectively, the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by FINRA.

Under the Plans, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund’s average daily net assets attributable to the Class A shares for services provided under the Plan. The fee may be paid to Processing Organizations and/or others for providing services primarily intended to result in the sale of Class A shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Services under the Plans include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by the Funds’ transfer agent, advertisement, printing costs and website costs.

The Plans are compensation plans, which provide for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If the Plans were terminated by the Boards and successor plans were adopted, that Fund would cease to make payments under the Plans and the Distributor would be unable to recover any unreimbursed expenses. The Plans are intended to benefit the Funds, among other things, by increasing their respective assets through sales and marketing and retaining existing assets by providing shareholder services both of which will help maintain and potentially reduce the respective Fund’s expense ratio.

The Plans will continue in effect for so long as their continuance is specifically approved at least annually by each Board, including a majority of the Independent Board members who have no direct or indirect financial interest in the operation of such Plans. The Plans may be terminated at any time, without penalty, by vote of a majority of the Trustees or Directors or by a vote of a majority of the outstanding voting shares of the Trust or the Global Select Opportunities Fund that have invested pursuant to such Plans. No Plans may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby. Material amendments of the Plans must also be approved by the Trustees or Directors as provided in Rule 12b-1.

No interested person of the Trust, the Global Select Opportunities Fund, or any Independent Board member has any direct or indirect financial interest in the operation of the Plans except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans.

For the fiscal year ended October 31, 2012, the Funds paid the following amounts in distribution and shareholder servicing fees attributable to the Class A shares:

Select International Equity Fund	$3,000,485
Select International Equity Fund II	$1,767,461
Total Return Bond Fund	$651,385
Global High Income Fund	$2,814,909
Global Select Opportunities Fund	$23,722

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is determined by the Adviser.

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.”  The recipients of such payments may include:

• the distributor and other affiliates of the Adviser,

• broker-dealers,

• financial institutions, and

• other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) serves as the Funds’ transfer and dividend disbursing agent. The Transfer Agent’s principal executive offices are located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Pursuant to the Transfer Agency Agreements, the Transfer Agent (a) issues and redeems shares of the Funds, (b) addresses and mails all communications by the Funds to record owners of Funds’ shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to each Board concerning the Funds’ operations.

CODE OF ETHICS

Federal law requires the Funds, the Adviser and subadvisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

Regulations under the federal securities laws require the Funds, the Adviser and subadviser to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Funds.  The summary of such Proxy Voting Policies and Procedures is attached as Appendix C to this SAI.  Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATION

The Adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at a favorable price and in the most effective manner possible.  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or a subadviser.  In placing orders with such broker-dealers, the Adviser or the subadviser will, where possible, take into account the comparative usefulness of such information.  Such information is useful to the Adviser or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of each of the Adviser and the subadvisers to obtain best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser or the subadvisers in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-dealers, the Adviser or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided.  Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds, corporate access, and historical market information.  Any such research and other information provided by brokers to the Adviser or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be.  The fees paid to the Adviser and the subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of their receiving any brokerage and research services.  The research services provided by broker-dealers can be useful to the Adviser or a subadviser in serving their other clients.  All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services.  The Adviser and the subadvisers are prohibited from considering the broker-dealers’ sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

The Adviser may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Funds.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act.  Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the subadvisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

References to the “Adviser” in the charts below are to Artio Global, the Funds’ adviser during the period covered by these charts.

Select International Equity Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons
10/31/10	$27,919,059	$0	0%	$20,069,157,653	0%
10/31/11	$14,045,361	$0	0%	$9,782,119,841	0%
10/31/12	$6,401,393	$0	0%	$5,008,392,673	0%

Select International Equity Fund II

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons
10/31/10	$26,806,179	$0	0%	$19,839,989,105	0%
10/31/11	$14,633,594	$0	0%	$10,530,292,337	0%
10/31/12	$5,481,134	$0	0%	$4,842,691,935	0%

Total Return Bond Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons
10/31/10	$0	$0	0%	$0	0%
10/31/11	$0	$0	0%	$0	0%
10/31/12	$0	$0	0%	$0	0%

Global High Income Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons
10/31/10	$2,315	$0	0%	$22,820,628	0%
10/31/11	$25,797	$0	0%	$5,811,005	0%
10/31/12	$250	$0	0%	$2,468,992	0%

Global Select Opportunities Fund

Fiscal Year Ended	Total Brokerage Commissions	Brokerage Commissions to Affiliates of the Adviser and Percentage of the Total Broker Commissions Paid		Total Amount of Transaction on which Brokerage Commissions were Paid and Percentage Which Involved Payment of Commissions Effected through Affiliated Persons
10/31/10	$280,513	$0	0%	$272,161,073	0%
10/31/11	$173,140	$0	0%	$178,759,973	0%
10/31/12	$92,432	$0	0%	$123,156,284	0%

As of October 31, 2012, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in the 1940 Act, as follows:

Fund	Name	Amount
Select International Equity Fund	UBS AG	$16,472,965
	Barclays Bank PLC	$6,370,404
	Deutsche Bank	$3,857,909
	Credit Suisse Group	$3,574,708

Select International Equity Fund II	UBS AG	$8,788,279
	Barclays Bank PLC	$2,786,923
	Deutsche Bank	$2,017,023
	Credit Suisse Group	$1,868,977

Total Return Bond Fund	JPMorgan Chase & Co.	$66,976,319
	Bank of America Corp.	$45,764,815
	Goldman Sachs & Co.	$34,648,697
	Citigroup, Inc.	$34,178,720
	Morgan Stanley & Co., Inc.	$30,493,818
	UBS AG	$22,144,848
	Credit Suisse Group	$17,454,340
	RBS Securities, Inc.	$16,208,693
	Deutsche Bank	$11,453,539
	Royal Bank of Canada	$5,281,957

Global High Income Fund	Credit Suisse Group	$7,973,350
	Barclays Bank PLC	$5,263,863
	State Street Bank and Trust Company	$290,000
	Bank of America Corp.	$39,952

Global Select Opportunities Fund	UBS AG	$723,605
	JPMorgan Chase & Co.	$706,726
	Citigroup, Inc.	$302,597

In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC unless otherwise permitted by the SEC or permitted by law.

Each Board has adopted a policy allowing trades to be made between a Fund and a registered investment company or series thereof that is an affiliated person of the Fund (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Fund may buy a security from or sell a security to another registered investment company or a private account managed by the Adviser.

COMMISSION RECAPTURE PROGRAMS

The Boards of the Trust and Global Select Opportunities Fund each have adopted a commission recapture program. Under the programs, a percentage of commissions generated by the portfolio transactions of a Fund is rebated to that Fund by the broker-dealers and credited to short-term security gain/loss.

CAPITAL STOCK

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The authorized capital stock of the Global Select Opportunities Fund currently consists of 25,000,000,000 shares of Class A Common Stock, and 25,000,000,000 shares of Class I Common Stock, each having a par value of $.001 per share. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will ordinarily be no meeting of shareholders/stockholders for the purpose of electing Trustees/Directors for the Fund, unless and until such time as less than a majority of the Trustees/Directors holding office have been elected by shareholders/stockholders. The Trustees or Directors will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Trust’s or the Global Select Opportunities Fund’s outstanding shares. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of a Fund. The Trustees or Directors shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Trustees or Directors determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares.  In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.

Each Fund share representing interests in a Fund, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees or Directors can elect all Trustees or Directors. In the case of the Trust, shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each Agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

CONTROL PERSONS

Control Persons of the Funds

As of January 31, 2013, the entities listed below owned more than 25% of the outstanding shares of the respective Funds, and as such, could be deemed to control those Funds within the meaning of the 1940 Act. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. Shareholders owning 10% or more of the outstanding shares of a Fund may be able to call meetings without the approval of other investors in the Funds.

NAME AND ADDRESS OF OWNER*	PERCENT OF FUND
SELECT INTERNATIONAL EQUITY FUND CHARLES SCHWAB & CO INC. FBO ITS CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	42.72%
TOTAL RETURN BOND FUND WELLS FARGO ADVISORS FBO ITS CUSTOMERS 2801 MARKET STREET SAINT LOUIS, MO 63103-2523	38.55%
GLOBAL SELECT OPPORTUNITIES FUND CHARLES SCHWAB & CO INC. FBO ITS CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	40.91%

*                                         Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

As of January 31, 2013, to the knowledge of the Funds no entity owned more than 25% of the outstanding shares of the Select International Equity Fund II or Global High Income Fund, and as such, could be deemed to control the Select International Equity Fund II or Global High Income Fund within the meaning of the 1940 Act.

Principal Holders of the Funds

As of January 31, 2013, to the knowledge of the Funds the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below:

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS
SELECT INTERNATIONAL EQUITY FUND
Class A	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	55.23%
	National Financial Services 200 Liberty Street New York, NY 10281-1003	18.30%

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS
	Vanguard Fiduciary Trust Company 400 Devon Park Drive L23 Wayne, PA 19087-1816	5.14%
Class I	National Financial Services 200 Liberty Street New York, NY 10281-1003	21.63%
	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	16.84%
	Vanguard Fiduciary Trust Company 400 Devon Park Drive L23 Wayne, PA 19087-1816	7.79%
	Batchelor Foundation Inc. 1680 Michigan Ave. PH 1 Miami Beach. FL 33139-2514	7.43%
	Arch Coal Inc. 1 Cityplace Drive, Suite 300 Saint Louis, MO 63141-7056	6.25%
	Wells Fargo Bank Omnibus Account P.O. Box 1533 Minneapolis, MN 55480-1533	5.79%
SELECT INTERNATIONAL EQUITY FUND II
Class A	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	32.19%
	National Financial Services 200 Liberty Street New York, NY 10281-1003	31.18%
	TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	6.08%
Class I	Mercer Trust Company One Investors Way Norwood, MA 02062-1599	21.09%
	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	12.16%
	Wells Fargo Bank Omnibus Account P.O. Box 1533 Minneapolis, MN 55480-1533	13.06%
	National Financial Services 200 Liberty Street New York, NY 10281-1003	11.63%
	Wells Fargo Advisors FBO Its Customers 2801 Market Street Saint Louis, MO 63103-2523	7.16%
	Mac & Co. P.O. Box 3198	5.83%

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS
	525 William Penn Place Pittsburg, PA 15230-3198
TOTAL RETURN BOND FUND
Class A	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	32.58%
	National Financial Services 200 Liberty Street New York, NY 10821-1003	23.79%
	Pershing LLC FBO Our Customers P.O. Box 2052 Jersey City, NJ 07303-2052	8.65%
Class I	Wells Fargo Advisors FBO Its Customers 2801 Market Street Saint Louis, MO 63103-2523	43.34%
	National Financial Services 200 Liberty Street New York, NY 10821-1003	13.13%
	TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	12.59%
	Wells Fargo Advisors Omnibus Account P.O. Box 1533 Minneapolis, MN 55480-1533	10.19%
	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	7.17%
GLOBAL HIGH INCOME FUND
Class A	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	33.60%
	National Financial Services 200 Liberty Street New York, NY 10821-1003	29.95%
	UBS WM USA 100 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	10.14%
	Pershing LLC FBO Our Customers P.O. Box 2052 Jersey City, NJ 07303-2052	6.56%
Class I	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	19.09%
	MLPF & S For the Sole Benefit of Its Customers	18.83%

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	PERCENT OF CLASS
	4800 Deer Lake Dr. E. FL 97HC3 Jacksonville, FL 32246-6484
	National Financial Services 200 Liberty Street New York, NY 10821-1003	17.92%
	Wells Fargo Bank Omnibus Account P.O. Box 1533 Minneapolis, MN 55480-1533	13.80%
	LPL Financial FBO Customer Accounts 9785 Towne Centre Dr. San Diego, CA 92121-1968	8.82%
	Pershing LLC FBO Our Customers P.O. Box 2052 Jersey City, NJ 07303-2052	8.28%
GLOBAL SELECT OPPORTUNITIES FUND
Class A	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	25.66%
	National Financial Services 200 Liberty Street New York, NY 10821-1003	15.29%
	TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	11.02%
	E*Trade Clearing LLC P.O. Box 3512 Arlington VA, 22203-0512	6.21%
	Wells Fargo Advisors FBO Its Customers 2801 Market Street Saint Louis, MO 63103-2523	5.27%
Class I	Charles Schwab & Co Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	53.03%
	Strafe & Co FBO Richard Pell P.O. Box 6924 Newark, DE 19714-6924	25.27%
	MLPF & S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E. FL 97HC3 Jacksonville, FL 32246-6484	14.09%

*                                         Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

As of December 31, 2012, the officers and the members of the Boards of the Aberdeen Investment Funds as a group owned less than 1% of each of the Aberdeen Investment Funds except the Global Select Opportunities Fund. The officers and members of the Boards as a group owned 19.31% of the Global Select Opportunities Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

PORTFOLIO VALUATION

Each Fund calculates the NAV per share, generally using market prices, by dividing the total value of a Fund’s net assets by the number of the shares outstanding. NAV is calculated separately for each Class of a Fund. The Prospectus discusses the time at which the NAV of the Funds is determined for purposes of effecting subscriptions and redemptions. The following is a description of the procedures used by the Funds to value their assets and liabilities.

General Valuation Information

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of its portfolio securities. A security, which is listed or traded on more than one exchange, is valued at the quotation on the exchange determined to be the local market in which a fund holds such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against the U.S. dollar (as quoted by WM/Reuters as of 11:00 a.m., EST for equity funds and as of 4:00 p.m., EST for fixed income funds). If market quotations for such securities are not available, the rate of exchange will be determined in good faith by the Adviser’s Pricing Committee (“Pricing Committee”) in accordance with valuation procedures (the “Valuation Procedures”) approved by the Boards. The Funds have engaged a fund accounting agent (the “Fund Accounting Agent”) to calculate and keep a record of each Fund’s daily NAV. The Fund Accounting Agent will obtain prices for portfolio securities and other investments and currency exchange rates from pricing or market quotation services (collectively, an “Authorized Pricing Service”) approved by the Boards.

Each Fund’s assets for which market quotations are readily available are assigned a fair market value based on quotations provided by pricing services or securities dealers. Equity investments are generally valued using the last sale price or official closing price of the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current bid and ask quotes.

Fixed income securities are generally valued using prices provided directly by an Authorized Pricing Service or from one or more broker dealers or market makers, in accordance with the Valuation Procedures. The Authorized Pricing Services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term dollar-

denominated investments that mature in 60 days or less are valued on the basis of amortized cost. To the extent that each Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing. Certain fixed income securities and obligations purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date.

Fair Value

When market quotations are not readily available, or if the Adviser believes that such market quotations are not accurate, the fair value of a Fund’s assets will be determined by the Pricing Committee in accordance with the Valuation Procedures. Under the Valuation Procedures, the Pricing Committee may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if a market quotation from a broker-dealer or other source is unreliable, or where the security or other asset is thinly traded. For options, swaps and warrants, a fair value price may be determined using an intrinsic calculation, or by using modeling tools provided by industry accepted financial data service providers. The intrinsic value, which is used when market quotations are not available, is calculated by taking the difference between the exercise price and the current market price of the underlying security. The difference is the intrinsic value. If the value of the underlying security is below the strike price, there is no intrinsic value. Key inputs to the modeling tools may include yield and prices from comparable or reference assets, maturity or expiration dates, ratings, and interest dates. In addition, the Adviser monitors for developments in the marketplace globally for circumstances which may present a significant event. The Fund Accounting Agent also monitors the marketplace globally for such developments and notifies the Adviser if such developments are identified. The Pricing Committee may adjust previous closing prices of domestic or foreign securities in light of significant events in order to reflect the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include but are not limited to corporate actions such as reorganizations, mergers and buyouts; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

For certain non-U.S. securities, the Boards have approved a third party vendor to supply evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the non-U.S. markets have closed. This fair value pricing methodology is designed to correlate the prices of foreign securities following the close of local markets to prices that might have prevailed at the time a Fund is  priced .Fair value pricing of foreign securities may cause the value of such securities to be different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund’s NAV. Certain Funds may fair value securities in other situations, for example, when a foreign market is closed but the Fund is open.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the fair values were used in determining a Fund’s NAV. As a result, a subscription or redemption of Fund shares at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAVs by short-term traders. While the Funds have policies regarding excessive trading, they may not be effective in preventing NAV arbitrage trading, particularly through omnibus accounts.

The Boards monitor the Adviser’s adherence to the Valuation Procedures and periodically review fair value decisions made by the Pricing Committee. The Boards have established Valuation Committees in order to delegate the authority and responsibility to oversee the implementation of, and adherence to the Valuation Procedures. The pricing methodologies utilized by the Authorized Pricing Service are reviewed periodically by the Pricing Committee under the general supervision of the Valuation Committees, which may replace any Authorized Pricing Service, at any time. The Pricing Committee’s primary responsibility is daily oversight of the generation of accurate NAV calculations, reasonable fair value determinations, and adherence to the Valuation Procedures.

REDEMPTIONS IN KIND

Shares ordinarily will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

LIMITATIONS ON REDEMPTIONS

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (“NYSE”) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

The Funds’ Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary. See “Excessive Purchases and Redemptions or Exchanges” below for further information.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV; the proceeds are immediately invested, at the price as determined above, in shares of a Fund being acquired. Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE

Shareholders of record may exchange shares of a Fund for shares of the appropriate class of any other Fund of the Aberdeen Investment Funds or the Aberdeen Global Select Opportunities Fund Inc. on any business day, by contacting the Transfer Agent directly to the extent such shares are offered for sale in the shareholder’s state of residence. Shares may only be exchanged among Funds within this Prospectus and SAI.  Shareholders may exchange their shares on the basis of relative NAV at the time of exchange. A $5.00 fee will be charged for every exchange made via telephone, provided that the registration remains identical.

The exchange privilege enables shareholders to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of the Fund.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds’ Boards have adopted and implemented policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading

To the extent that the Funds or their agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of a Fund’s portfolio. For example, such practices may result in a Fund maintaining higher cash balances, using its line of credit to a greater extent, or engaging in more frequent or different portfolio transactions than it otherwise would. Increased portfolio transactions or greater use of the line of credit could correspondingly increase a Fund’s operating costs and decrease the Funds’ investment performance; maintenance of higher cash balances could result in lower Fund investment performance during periods of rising markets.

In addition, to the extent that a Fund significantly invests in foreign securities traded on markets which may close prior to the time the Fund determines its NAV (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the Funds’ valuation time that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Funds’ valuation time (referred to as time zone arbitrage).

High yield bonds (commonly known as junk bonds) often infrequently trade. Due to this fact, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. The Funds have procedures designed to adjust closing market prices of securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Funds’ valuation time. To the extent that a Fund does not accurately value securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Smaller capitalization stocks generally trade less frequently. Certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio, particularly in comparison to funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large or frequent redemption requests.

The Funds have procedures designed to adjust (or “fair value”) the closing market prices of securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the Funds’ valuation time. To the extent that a Fund imperfectly fair values securities as of its valuation time, investors engaging in price or time zone arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Policy Regarding Excessive or Short-Term Trading

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage and do not knowingly accommodate frequent purchases and redemptions of Fund shares. The Funds reserve the right to reject without prior notice any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason, including, among other things, the belief that such individual or group trading activity would be harmful or disruptive to a Fund.

The Funds have adopted a “purchase blocking policy” that is intended to prohibit a shareholder who has redeemed or exchanged out of a Fund’s shares having a value of greater than $5,000 from making an investment or exchange into the Fund for 30 calendar days after such transaction. Third-party intermediaries that hold client accounts as omnibus accounts with the Funds are required to implement this purchase blocking policy or another policy reasonably designed to achieve the objective of the purchase blocking policy.

Under the purchase blocking policy, a Fund does  not prevent certain purchases and does not block certain redemptions, such as: systematic transactions where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan record-keeper’s system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

The Funds employ procedures to monitor trading activity on a periodic basis in an effort to detect excessive short-term trading activities. Under these procedures, various analytics are used to evaluate factors that may be indicative of excessive or frequent trading. Other than the purchase blocking policy described above, the Funds have not adopted a specific rule-set to identify such excessive short-term trading activity. However, as a general matter, the Funds may treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. If the Funds or the Transfer Agent believes that a shareholder or financial intermediary has engaged in excessive or, short-term trading activity, it may request that the shareholder or financial intermediary stop such activities, or refuse to process purchases or exchanges in the accounts. In its discretion, the Funds or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in any Fund.

Third party intermediaries that hold client accounts as omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions in a manner that does not identify the particular underlying shareholder(s) to a Fund. If excessive trading is detected in an omnibus account, the Funds shall request that the financial intermediary take action to prevent the particular investor or investors from engaging in that trading. If the Funds determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive trading, the Funds may consider whether to terminate the relationship. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants may impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Funds generally may communicate with the financial intermediary and request that the financial intermediary take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds. The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading cannot eliminate the possibility that such trading activity in the Funds may occur. The Funds currently do not charge a redemption fee. The Funds reserve the right, however, to impose such a fee or otherwise modify the Policy Regarding Excessive or Short-Term Trading at any time in the future.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code (the “Code”), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Fund has elected and intends to qualify annually as a “regulated investment company” under the Code. In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership (“PTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the year.

Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98.2% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) 100% of its ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to a Fund during such year.  Each Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each of the Funds may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. In the event that a Fund invests in such securities, the Fund will address these and any other issues in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions (capital gain dividends), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 28% “backup withholding tax” with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual’s taxpayer identification number is his or her social security number. The 28% “backup withholding tax” is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28%.

Any gain or loss realized by a shareholder upon the sale or other disposition of any class of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The Global Select Opportunities Fund is organized as a Maryland Corporation and, under current law, the Fund is not liable for any income or franchise tax in the State of Maryland, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

In an effort to utilize capital loss carry forwards, the Funds may engage in enhanced trading activity. This may result in additional trading costs, as well as increased portfolio turnover. As of October 31, 2012, the following Funds had net realized loss carry-forwards for federal income tax purposes.

	Expires in 2016	Expires in 2017	Expires in 2018	Unlimited (Short Term)	Unlimited (Long Term)
Global Select Opportunities Fund	$19,631,562	$10,012,137	—	$121,853	$166,958
Select International Equity Fund	314,780,611	1,643,693,179	—	119,951,224	157,080,007
Select International Equity Fund II	1,379,336,238	1,211,390,775	121,152,924	102,883,392	17,231,174
Total Return Bond Fund	—	—	—	—	—
Global High Income Fund	—	—	—	13,382,044	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was passed. Under the RIC Modernization Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

ADDITIONAL INFORMATION CONCERNING DERIVATIVES

Each Fund may invest in various types of derivatives.  However, each Fund’s investment in certain derivatives will be limited so that it is not subject to the regulations of the U.S. Commodities Futures Trading Commission (the “CFTC”) as defined under Rule 4.5.  In order for the Adviser to claim exclusions from CFTC Rule 4.5, each Fund must satisfy one of two CFTC trading limits and not be marketed as a fund for investing in commodities interests.

Derivatives Limits

Under Rule 4.5 of the Commodity Exchange Act, each Fund, for other than bona fide hedging transactions, must either:

•                  limit certain derivatives exposure so that the aggregate initial margin and premiums required to establish the Fund’s derivatives positions will not exceed 5% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses for those derivatives and excluding any in-the-money options that were in-the-money at the time of purchase); or

•                  ensure that the aggregate net notional value of the Fund’s certain derivatives positions do not exceed the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on the Fund’s derivatives positions).

An exemption from the definition of CPO under CFTCC Rule 4.5 has been claimed for each Fund.

Marketing Restrictions

CFTC Rule 4.5 imposes limitations on the marketing activities of a Fund seeking to rely on the exclusion. The Adviser claiming exclusion under Rule 4.5 may not market participations to the public in a commodity pool or any vehicle for trading in commodity futures, commodity options or swaps.  In determining whether a Fund has complied with the marketing restrictions, the following factors are relevant in making the determination:

• The name of the Fund.

• Whether the Fund’s primary investment objective is tied to a commodity index.

• Whether the Fund makes use of a commodity subsidiary for its derivatives trading.

• Whether the Fund’s marketing materials, including its prospectus or disclosure document, refer to the benefits of the use of derivatives in a portfolio or make comparisons to a derivatives index.

• Whether, during the course of its normal trading activities, the Fund or entity on its behalf has a net short speculative exposure to any commodity through a direct or indirect investment in other derivatives.

• Whether the futures/options/swap transactions engaged in by the Fund or on behalf of the Fund will directly or indirectly be its primary source of potential gains and losses.

• Whether the Fund is explicitly offering a managed futures strategy.

The CFTC has stated that no single factor is determinative, however, more weight will be given to the Fund’s investment strategy in determining whether a Fund is operating as a de facto commodity pool. If a Fund offers a strategy with several indicia of a managed futures strategy yet avoids explicitly describing the strategy as such in its offering materials, the Fund may still be found to have violated the marketing limitations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm of the Trust and the Global Select Opportunities Fund and performs annual audits of the Funds’ financial statements.

COUNSEL

Howard & Majewski LLP serves as counsel for the Trust and the Global Select Opportunities Fund.

FINANCIAL STATEMENTS

The Financial Statements contained in the Funds’ Annual Report to Shareholders for the year or period ended October 31, 2012 are incorporated by reference into this SAI and are audited by KPMG LLP. Copies of the Trust’s and Global Select Opportunities Fund’s 2012 Annual Report may be obtained by calling Aberdeen Investment Funds at the telephone number on the first page of the SAI or on the Funds website at www.aberdeen-asset.us.

APPENDIX A- PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. (“Adviser”) and Aberdeen Asset Managers Limited (“AAML”) (collectively referred to as “Aberdeen” for purposes of this Appendix)

Aberdeen’s remuneration policies are designed to support our business strategy, as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are non-pensionable, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in AAM PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Any increase is to reflect inflation and is applied in a manner consistent with other Group employees; any other increases must be justified by reference to promotion or changes in responsibilities.  The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.

Annual Bonus

The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee determines the KPI’s that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either fund or share based and typically vest over one, two and three year periods.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “mutual funds” do not include the Funds listed under each portfolio manager’s name in the opposite column.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2012)
Aberdeen Asset Management Inc.
Greg Hopper Global High Income Fund

Mutual Funds: 1 accounts, $3,214 total assets

Other Pooled Investment Vehicles: 4 accounts, $967 total assets (1 account, $6.7 total assets of which the advisory fee is based on performance)

Other Accounts: 3 accounts, $391 total assets

Donald Quigley Total Return Bond Fund	Mutual Funds: 1 accounts, $2,097 total assets Other Pooled Investment Vehicles: 4 account, $547 total assets Other Accounts: 10 accounts, $2,915 total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of December 31, 2012)
Aberdeen Asset Managers Limited
Stephen Docherty Select International Equity Fund Select International Equity Fund II Global Select Opportunities Fund

Mutual Funds: 6 accounts, $ 1,688.97 total assets

Other Pooled Investment Vehicles:  39 accounts, $19,037.28 total assets

Other Accounts:  82 accounts, $ 27,010.31 total assets (1 account, $67.13 total assets of which the advisory fee is based on performance)

Bruce Stout Select International Equity Fund Select International Equity Fund II Global Select Opportunities Fund

Mutual Funds: 6 accounts, $ 1,688.97 total assets

Other Pooled Investment Vehicles:  39 accounts, $19,037.28 total assets

Other Accounts:  82 accounts, $ 27,010.31 total assets (1 account, $67.13 total assets of which the advisory fee is based on performance)

Andrew McMenigall Select International Equity Fund Select International Equity Fund II Global Select Opportunities Fund

Mutual Funds: 6 accounts, $ 1,688.97 total assets

Other Pooled Investment Vehicles:  39 accounts, $19,037.28 total assets

Other Accounts:  82 accounts, $ 27,010.31 total assets (1 account, $67.13 total assets of which the advisory fee is based on performance)

Jamie Cumming Select International Equity Fund Select International Equity Fund II Global Select Opportunities Fund

Mutual Funds: 6 accounts, $ 1,688.97 total assets

Other Pooled Investment Vehicles:  39 accounts, $19,037.28 total assets

Other Accounts:  82 accounts, $ 27,010.31 total assets (1 account, $67.13 total assets of which the advisory fee is based on performance)

Samantha Fitzpatrick Select International Equity Fund Select International Equity Fund II Global Select Opportunities Fund

Mutual Funds: 6 accounts, $ 1,688.97 total assets

Other Pooled Investment Vehicles:  39 accounts, $19,037.28 total assets

Other Accounts:  82 accounts, $ 27,010.31 total assets (1 account, $67.13 total assets of which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc. and Aberdeen Asset Managers Limited

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Funds have adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

APPENDIX B — DESCRIPTION OF RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.     Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.     Nature of and provisions of the obligation.

3.     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated “BB” is less vulnerable to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated “CC” typically is currently highly vulnerable to nonpayment.

C - Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade.  Market access for refinancing, in particular, is likely to be less well established.

FITCH, INC.  BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.  This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk.  This rating indicates a strong capacity for timely payment of financial commitments.  This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative.  This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B Bonds are considered highly speculative.  This rating indicates that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk.  Default is a real and C possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” rating signal imminent default.

DDD, DD Bonds are in default.  Such bonds are not meeting current and D obligations and are extremely speculative.  “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest.  These categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity factors and market-access risks unique to notes.  Notes maturing in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.  Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.  Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 - Strong capacity to pay principal and interest.  Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 - This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG - This designation denotes speculative quality.  Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES

Aberdeen U.S. Registered Advisers

Proxy Voting Policies and Procedures

As of August 29, 2012

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation (“Aberdeen AU”), and Aberdeen Asset Managers Limited, a UK Corporation (“AAM UK”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen” for purposes of this Appendix).   These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities.  These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients.  Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures.  Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located.  Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 — Investment Fund Continuous Disclosure.

I.     Definitions

A.    “Best interest of clients”.  Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Clients may have differing political or social interests, but their best economic interest is generally uniform.

B.    “Material conflict of interest”.  Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.    General Voting Policies

A.    Client’s Best Interest.  These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.  Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B.    Shareholder Activism.  Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C.    Case-by-Case Basis.  These Policies and Procedures are guidelines.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

D.    Individualized.  These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage.  To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E.    Material Conflicts of Interest.  Material conflicts are resolved in the best interest of clients.  When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F.     Limitations.  The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1.                                      No Responsibility.  Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote.  Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients or the clients’ designees.

2.                                      Limited Value.  An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.  Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds.  Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3.                                      Unjustifiable Costs.  An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4.                                      Securities Lending Arrangements.  If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5.                                      Share Blocking.  Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6.                                      Special Considerations.  Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client’s direction or may request that the client vote the proxy directly.

G.    Sources of Information.  The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H.    Subadvisers.  To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser.  However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

I.     Availability of Policies and Procedures.  Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J.     Disclosure of Vote.  As disclosed in Part 2 of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser.  Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.  Specific Voting Policies

A.    General Philosophy.

•                  Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

•                  Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

•                  Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B.    Anti-takeover Measures.  Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition.  Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns.  Other factors which will be considered include margin analysis, cash flow and debt levels.

C.    Proxy Contests for Control.  Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D.    Contested Elections.  Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees.  Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E.    Executive compensation proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.     Shareholder Proposals.  Aberdeen Advisers consider such proposals on a case-by-case basis.  Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.  Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A.    Obtain Proxy.

Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the Global Voting Team based in Scotland (“GVT”).  Proxies may also be delivered electronically by custodians using proxy services Institutional Shareholder Services (“ISS”).  Each proxy received is matched to the securities to be voted.

B.    Material Conflicts of Interest.

1.                                      Portfolio managers and research analysts (“Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote.  Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.  Details of each conflict are maintained in a Conflicts of Interest Record.  The GVT is responsible for referring to the Conflicts of Interest Record to identify whether there is a material conflicts of interest relating to the securities to be voted.

2.                                      When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, this fact is highlighted by the GVT when the details of the vote are sent to the relevant Analyst.  The Analyst may choose among the following options to eliminate such conflict:  (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.  The Analyst is responsible for documenting their acknowledgement of the conflict, the method used to vote the proxy, and an appropriate rationale for their recommendation.

C.    Analysts.  The proxy administration process is carried out by the GVT.  The GVT ensures that each proxy statement is directed to the appropriate Analyst.  If a third party recommendation service has been retained, the GVT will forward the proxy statement to the Analyst with the recommendation highlighted.  The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the GVT.  The Analyst may consult with the GVT as necessary.  If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation.  If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.  If a material conflict of interest is noted, the Analyst will follow the conflict of interest procedures set forth in Section IV.B.2 above.

D.    Vote.  The following describes the breakdown of responsibilities between the GVT and the Analyst in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The GVT is responsible for ensuring that votes for Aberdeen Advisers’ clients are cast in a timely fashion and in accordance with these Policies and Procedures.  In addition, the GVT is primarily responsible for administering proxy votes for the US and Canadian Funds which are advised or sub-advised by the Aberdeen Advisers.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst.

The Aberdeen Advisers have engaged ISS, a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting.  In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above.  In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E.    Review.  GVT are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.    Documentation, Recordkeeping and Reporting Requirements

A.    Documentation.

Each Adviser’s Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

The GVT is responsible for:

1.              Overseeing the proxy voting process;

2.              Consulting with portfolio managers/analysts for the relevant portfolio security; and

3.              Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS.

B.            Record Keeping.

1.              Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted.  As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account may be maintained by ISS.

A US Fund’s proxy voting record must be filed with the SEC on Form N-PX.  Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th.  If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS, it will ensure that the third party service provider files Form N-PX accordingly.  Aberdeen Advisers shall obtain and maintain an undertaking from ISS to provide copies of proxy voting records and other documents relating to its clients’ votes promptly upon request.  Aberdeen Advisers and ISS may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2.     As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3.     Duration.  Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C.    Reporting.  The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part 2 of their respective Forms ADV.  Upon receipt of a client’s request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures.  Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client.  However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year.  Upon receipt of a client or securityholder’s request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D.    Review of Policies and Procedures.  These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.  Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.

PART C

OTHER INFORMATION

Item 28.                                      Exhibits

(a)                                         Amended and Restated Master Trust Agreement dated April 2, 2008, is incorporated by reference to Post-Effective Amendment No. 48 as filed with the SEC via EDGAR on December 30, 2008.

(a1)                                  Amendment No. 1 dated October 7, 2008 to the Amended and Restated Master Trust Agreement dated April 2, 2008 is incorporated by reference to Post-Effective Amendment No. 48 as filed with the SEC via EDGAR on December 30, 2008.

(a2)                                  Amendment No. 2 to the Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 54 as filed with the SEC via EDGAR on December 23, 2010.

(a3)                                  Amendment No. 3 to the Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 60 as filed with the SEC via EDGAR on December 26, 2012.

(a4)                                  Amendment No. 4 to the Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 60 as filed with the SEC via EDGAR on December 26, 2012.

(b)                                         Amended and Restated By-Laws dated January 31, 2012 are incorporated by reference to Post-Effective Amendment No. 58 as filed with the SEC via EDGAR on February 28, 2012.

(c)                                          The rights of holders of the securities being registered are included in the following documents: Articles IV and V of the Master Trust Agreement dated April 2, 2008 (incorporated by reference to Exhibit (a), as filed with the SEC via EDGAR on December 30, 2008) and Article 11 to the Registrant’s Amended and Restated By-Laws dated January 31, 2012 (incorporated by reference to Exhibit (b), as filed with the SEC via EDGAR on February 28, 2012).

(d)                                         Investment Advisory Agreement dated December 15, 2011 between the Registrant and Artio Global Management LLC (“Artio Global”) is incorporated by reference to Post-Effective Amendment No. 58 as filed with the SEC via EDGAR on February 28, 2012.

(d1)                                  Amended Schedule A dated April 18, 2012 to Investment Advisory Agreement dated December 15, 2011 between the Registrant and Artio Global is incorporated by reference to Post-Effective Amendment No. 60 as filed with the SEC via EDGAR on December 26, 2012.

(d2)                                  Investment Advisory Agreement between the Registrant and Aberdeen Asset Management Inc. is filed herewith.

(d3)                                  Interim Investment Advisory Agreement between the Registrant, with regard to Select International Equity Fund, and Aberdeen Asset Management Inc. is filed herewith.

(d4)                                  Investment Sub-Advisory Agreement between the Registrant, Aberdeen Asset Management Inc. and Aberdeen Asset Managers is filed herewith.

(d5)                                  Interim Investment Sub-Advisory Agreement between the Registrant, with regard to Select International Equity Fund, and Aberdeen Asset Management Inc. is filed herewith.

(d6)                                  Advisory Fee Waiver Agreement dated May 1, 2008 between the Registrant and Artio Global is incorporated by reference to Post-Effective Amendment No. 48 as filed with the SEC via EDGAR on December 30, 2008.

(d7)                                  Expense Limitation Agreement dated February 28, 2013 between the Registrant on behalf of the Artio Total Return Bond Fund and Artio Global is incorporated by reference to Post-Effective Amendment No. 61 as filed with the SEC via EDGAR on March 1, 2013.

(d8)                                  Expense Limitation Agreement dated February 28, 2013 between the Registrant on behalf of the Artio Global High Income Fund and Artio Global is incorporated by reference to Post-Effective Amendment No. 61 as filed with the SEC via EDGAR on March 1, 2013.

(d9)                                  Expense Limitation Agreement dated February 28, 2013 between the Registrant on behalf of the Artio Local Emerging Markets Debt Fund and Artio Global is incorporated by reference to Post-Effective Amendment No. 61 as filed with the SEC via EDGAR on March 1, 2013.

(e)                                          Amended and Restated Distribution Agreement dated July 19, 2004 as amended and restated on July 1, 2009 and June 14, 2010 between the Registrant and Quasar Distributors, LLC (“Quasar”) is incorporated by reference to Post-Effective Amendment No. 54 as filed with the SEC via EDGAR on December 23, 2010.

(e1)                                   Amendment dated December 16, 2010 to the Amended and Restated Distribution Agreement dated July 14, 2004 as amended and restated on July 1, 2009 and June 14, 2010 between the Registrant and Quasar is incorporated by reference to Post-Effective Amendment No. 55 as filed with the SEC via EDGAR on February 25, 2011.

(e2)                                   Amendment dated October 18, 2012 to the Amended and Restated Distribution Agreement dated July 14, 2004 as amended and restated on July 1, 2009 and June 14, 2010 between the Registrant and Quasar is incorporated by reference to Post-Effective Amendment No. 60 as filed with the SEC via EDGAR on December 26, 2012.

(e3)                                   Form of Underwriting Agreement between the Registrant and Aberdeen Fund Distributors, LLC is filed herewith.

(e4)                                   Form of Dealer Agreement is filed herewith.

(f)                                           Not applicable.

(g)                                          Master Custodian Agreement dated October 1, 2011 between the Registrant, Artio Global Equity Fund, Inc. and State Street Bank and Trust Company (“State Street”) is incorporated by reference to Post-Effective Amendment No. 57 as filed with the SEC via EDGAR on December 22, 2011.

(h)                                         Administration Agreement dated October 1, 2011 between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 57 as filed with the SEC via EDGAR on December 22, 2011.

(h1)                                  Amended and Restated Securities Lending Agency Agreement dated April 15, 2009 between State Street and the Registrant on behalf of Artio International Equity Fund, Artio International Equity Fund II, Artio U.S. Microcap Fund, Artio U.S. Smallcap Fund, Artio U.S. Midcap Fund, and Artio U.S. Multicap Fund is incorporated by reference to Post-Effective Amendment No. 50 as filed with the SEC via EDGAR on December 28, 2009.

(h2)                                  Amendment dated April 15, 2010 to the Amended and Restated Securities Lending Agency Agreement dated April 15, 2009 between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 55 as filed with the SEC via EDGAR on February 25, 2011.

(h3)                                  Amended and Restated Transfer Agent Servicing Agreement dated July 14, 2004 as amended and restated on July 1, 2009 and June 14, 2010 between the Registrant and U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) is incorporated by reference to Post-Effective Amendment No. 54 as filed with the SEC via EDGAR on December 23, 2010.

(h4)                                  Amendment dated December 16, 2010 to the Amended and Restated Transfer Agent Servicing Agreement dated July 19, 2004 as amended and restated on July 1, 2009 and June 14, 2010 between the Registrant and U.S. Bancorp is incorporated by reference to Post-Effective Amendment No. 55 as filed with the SEC via EDGAR on February 25, 2011.

(h5)                                  Amendment dated October 18, 2012 to the Amended and Restated Transfer Agent Servicing Agreement dated July 19, 2004 as amended and restated on July 1, 2009 and June 14, 2010 between the Registrant and U.S. Bancorp is incorporated by reference to Post-Effective Amendment No. 60 as filed with the SEC via EDGAR on December 26, 2012.

(i)                                             Opinion of Counsel is incorporated by reference to Post-Effective Amendment No. 9 as filed with the SEC via EDGAR on February 19, 1998.

(i1)                                      Opinion of Counsel dated February 26, 2004, is incorporated by reference to Post-Effective Amendment No. 28 as filed with the SEC via EDGAR on February 27, 2004.

(i2)                                      Opinion of Counsel dated February 25, 2005, is incorporated by reference to Post-Effective Amendment No. 32 as filed with the SEC via EDGAR on February 27, 2005.

(i3)                                      Opinion of Counsel is incorporated by reference to Post-Effective Amendment No. 57 as filed with the SEC via EDGAR on December 22, 2011.

(j)                                            Not applicable.

(k)                                         Not applicable.

(l)                                             Not applicable.

(m)                                     Amended and Restated Distribution and Shareholder Services Plan dated December 16, 2010 is incorporated by reference to Post-Effective Amendment No. 55 as filed with the SEC via EDGAR on February 25, 2011.

(m1)                              Form of Rule 12b-1 Related Agreement is filed herewith.

(n)                                         Amended Rule 18f-3 Plan dated December 16, 2010 is incorporated by reference to Post-Effective Amendment No. 55 as filed with the SEC via EDGAR on February 25, 2011.

(o)                                         Not applicable.

(p)                                         Code of Ethics of the Registrant and Artio Global dated April 2012 is incorporated by reference to Post-Effective Amendment No. 60 as filed with the SEC via EDGAR on December 26, 2012.

(p1)                                  Code of Ethics of Aberdeen Asset Management Inc. to be filed by subsequent amendment.

(p2)                                  Code of Ethics of Aberdeen Fund Distributors, LLC to be filed by subsequent amendment.

(q)                                         Powers of Attorney for Robert S. Mathews, Peter Wolfram, Antoine Bernheim, Thomas Gibbons, Cynthia Hostetler are incorporated by reference to Post-Effective Amendment No. 60 as filed with the SEC via EDGAR on December 26, 2012.

(q1)                                  Power of Attorney for Gary Marshall is filed herewith.

(q2)                                  Certificate of the Secretary is filed herewith.

Item 29.                                                  Persons Controlled by or Under Common Control with the Fund

None

Item 30.                                                  Indemnification.

The Registrant is a Massachusetts business trust.  As a Massachusetts business trust, the Registrant’s operations are governed by a Master Trust Agreement (“Declaration of Trust”).  The Declaration of Trust provides that persons extending credit to, contracting with or having any claim against the Registrant shall look only to the assets of the Sub-Trust with which such person dealt for the payment of such credit, contract or claim and that neither the shareholders of any Sub-Trust nor the Trustees nor any of the officers, employees or agents of the Registrant, nor any other Sub-Trust of the Registrant shall be personally liable for such credit, contract or claim.  The Registrant indemnifies each of the Trustees and officers and other persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise, against all liabilities and expenses incurred in connection with the defense or disposition of any action, suit or other proceeding before any court or administrative or legislative body in which such person may be involved as a party or with which such person may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter in which such person did not act in good faith in the reasonable belief that his or her actions were in or not opposed to the best interests of the Registrant or had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.  The Declaration of Trust further provides that a Trustee shall not be liable for errors of judgment or mistakes of fact or law, for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Registrant, or for any act or omission of any other Trustee.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice.  The Trustees, when acting in good faith in discharging their duties, shall be entitled to rely upon the books of account of the Registrant and upon written reports made to the Trustees.  However, nothing in the Declaration of Trust protects any Trustee or officer against any liability to the Registrant or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Item 31.                                                  Business and Other Connections of Investment Adviser

The Registrant’s investment adviser, Aberdeen Asset Management Inc. (“AAMI”), is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, AAMI provides investment advisory services to individual accounts.  Additional information as to AAMI and the directors and officers of AAMI is included in AAMI’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of AAMI and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMI and such officers and directors during the past two years.

The Registrant’s subadviser, Aberdeen Asset Managers Limited (“AAML”), is a Scottish company. Additional information as to AAML and the directors and officers of AAML is included in AAML’s Form ADV filed with the SEC (File No. 801-75074), which is incorporated herein by reference and sets forth the officers and directors of AAML and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAML and such officers and directors during the past two years.

Item 32.                                                  Principal Underwriter.

(a)                                 Aberdeen Fund Distributors, LLC (the “Distributor”) acts as principal underwriter for the Registrant and each of its series.  The Distributor also serves as the principal underwriter for the Aberdeen Funds.

(b)                                 The following is a list of the executive officers and directors of the Distributor.

Name	Position with Underwriter	Position with Registrant

Nigel Storer 1735 Market Street, 32nd FL Philadelphia, PA 19103	Chief Executive Officer and Principal	None

Jeffrey Cotton 1735 Market Street, 32nd FL Philadelphia, PA 19103	Chief Compliance Officer and Principal	None

James McDermott 1735 Market Street, 32nd FL Philadelphia, PA 19103	Controller	None

Andrew Smith 1735 Market Street, 32nd FL Philadelphia, PA 19103	Chief Operating Officer	None

(c)                                  Not applicable

Item 33.                                                  Location of Accounts and Records

(1)                                 Aberdeen Investment Funds

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd FL

Philadelphia, PA 19103

(2)                                 State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, Massachusetts 02116

(records relating to its functions as administrator and custodian)

(3)                                 Aberdeen Fund Distributors, LLC

1735 Market Street, 32nd FL

Philadelphia, PA 19103

(4)                                 U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

(records relating to its functions as transfer agent)

(5)                                 Aberdeen Asset Management Inc.

1735 Market Street, 32nd FL

Philadelphia, PA 19103

(records relating to its functions as investment adviser)

(6)                                 Aberdeen Asset Managers Limited.

Bow Bells House

1 Bread Street

London, England EC4M9HH

(records relating to its functions as subadviser)

Item 34.                                                  Management Services

Not applicable.

Item 35.                                                  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 63 for Artio Global Investment Funds to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on May 21, 2013.

ABERDEEN INVESTMENT FUNDS

By:	/s/ Gary Marshall*
Gary Marshall
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Gary Marshall*	President and Chief Executive Officer	May 21, 2013
Gary Marshall

/s/ Timothy Clemens	Chief Financial Officer	May 21, 2013
Timothy Clemens

Antoine Bernheim**	Trustee, Chairman of the Board	May 21, 2013
Antoine Bernheim

Thomas Gibbons**	Trustee	May 21, 2013
Thomas Gibbons

Cynthia Hostetler**	Trustee	May 21, 2013
Cynthia Hostetler

Robert S. Matthews**	Trustee	May 21, 2013
Robert S. Matthews

Peter Wolfram**	Trustee	May 21, 2013
Peter Wolfram

*By:	/s/ Lucia Sitar
Lucia Sitar
(*As Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

**By:	/s/ Alex Bogaenko
Alex Bogaenko
(**As Attorney-in-Fact pursuant to Powers of Attorney filed as exhibit (q) to Post-Effective Amendment No. 60 as filed with EDGAR on December 26, 2012.)

ABERDEEN INVESTMENT FUNDS

Exhibit Index

Exhibits for Item 28 of Form N-1A

Exhibit	Description

d2	Investment Advisory Agreement

d3	Interim Investment Advisory Agreement

d4	Investment Sub-Advisory Agreement

d5	Interim Investment Sub-Advisory Agreement

e3	Form of Underwriting Agreement

e4	Form of Dealer Agreement

m1	Form of 12b-1 Related Agreement

q1	Power of Attorney

q2	Certificate of Secretary